EXECUTION VERSION [[5726954]] FIRST AMENDMENT dated as of November 5, 2021 (this “Amendment”), among AMEREN CORPORATION, a Missouri corporation (the “Company”), AMEREN ILLINOIS COMPANY, an Illinois corporation (the “Borrowing Subsidiary” and, together with the Company, the “Borrowers”), the LENDERS party hereto, the ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, reference is made to the Amended and Restated Credit Agreement dated as of December 9, 2019 (the “Credit Agreement”), among the Company, the Borrowing Subsidiary, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). WHEREAS, the Lenders and the Issuing Banks have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein. WHEREAS, the Borrowers have requested that the Credit Agreement be amended (a) with respect to the Extending Lenders (as defined below), to extend the Maturity Date to December 9, 2025 and (b) to effect certain other amendments to the Credit Agreement as set forth herein. WHEREAS, the Extending Lenders and each other Lender that is a party to the Credit Agreement on the date hereof, each Issuing Bank that is a party to the Credit Agreement on the date hereof and the Administrative Agent are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement, as amended hereby. SECTION 2. Maturity Date Extension. Each Person listed on Annex A hereto under the caption “Extending Lenders” (collectively, the “Extending Lenders”), including, if applicable, in its capacity as a Swingline Lender and an Issuing Bank, agrees that, on and as of the First Amendment Effective Date (as defined below), the Maturity Date with respect to such Extending Lender (including, if applicable, in its capacity as a Swingline Lender and an Issuing Bank) shall be December 9, 2025 (or, if such date shall not be a Business Day, the immediately preceding Business Day). Any Person that is a Lender as of the First Amendment Effective Date but is not an Extending Lender (it being understood that such Person is identified on Annex A hereto under the caption “Non- Extending Lenders”) shall constitute a Non-Extending Lender for all purposes of the Credit Agreement, including Section 2.20 of the Credit Agreement, and the provisions of the sixth 2 [[5726954]] and seventh sentences of such Section 2.20 shall apply as if the extension of the Maturity Date effected hereby had been effected pursuant to such Section. It is agreed that the extension of the Maturity Date effected hereby shall reduce the number of occasions on which the Borrowers may further extend the Maturity Date in accordance with the terms and conditions of Section 2.20 of the Credit Agreement prior to giving effect to this Section and, for purposes of Sections 2.3(a)(v) and 2.4(b)(vi) of the Credit Agreement, shall be deemed to have been effected pursuant to Section 2.20 of the Credit Agreement. Each Lender party hereto acknowledges that the amount of its Commitment as of the date hereof is set forth on Annex A hereto. SECTION 3. Amendments to the Credit Agreement. (a) Effective as of the First Amendment Effective Date, the Credit Agreement (excluding, except as set forth below, the Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the First Amendment Effective Date) is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: stricken text) in Exhibit A hereto. (b) Effective as of the First Amendment Effective Date, Exhibits B and C to the Credit Agreement are hereby amended and restated in their entirety to be in the form set forth as Exhibits B and C, respectively, hereto. (c) Effective as of the First Amendment Effective Date, Schedules 1, 2, 3 and 4 to the Credit Agreement are hereby amended and restated in their entirety to be in the form set forth as Schedules 1, 2, 3, and 4, respectively, hereto. SECTION 4. Representations and Warranties. Each Borrower severally, as to itself and, as and to the extent applicable, its subsidiaries, and not jointly with the other Borrower, hereby represents and warrants to each Lender, each Issuing Bank and the Administrative Agent that: (a) Such Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by proper proceedings, and this Amendment constitutes legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) the requirements of reasonableness, good faith and fair dealing. (b) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, the representations and warranties of such Borrower set forth in Article V of the Credit Agreement are true and correct (i) in the case of the 3 [[5726954]] representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as of such date, except to the extent any such representation or warranty is stated (after giving effect to the proviso set forth below) to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date. (c) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, there exists no Default or Unmatured Default with respect to such Borrower. (d) On and as of the First Amendment Effective Date, the Borrowing Subsidiary has received all necessary regulatory approvals, if any, for the extension of the Maturity Date, the other amendments to the Credit Agreement effected hereby and the performance of its obligations with respect thereto. (e) On and as of the First Amendment Effective Date, before and after giving effect to this Amendment, the Borrowing Subsidiary shall not be in violation of any limitation on its ability to incur unsecured Indebtedness contained in its articles of incorporation. SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which: (a) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company, the Borrowing Subsidiary, each Extending Lender and each other Lender party to the Credit Agreement as of the First Amendment Effective Date a counterpart of this Amendment signed on behalf of such party (which may include any Electronic Signatures transmitted by facsimile or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page); (b) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by an Authorized Officer of each Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 of this Amendment; (c) the Borrowers shall have paid to the Administrative Agent for the account of each Extending Lender, the fees required to be paid on the First Amendment Effective Date pursuant to any fee letters separately agreed with the Administrative Agent in connection with this Amendment; and (d) the Borrowers shall have paid to (i) the Administrative Agent, for its own account, all reasonable and documented fees and disbursements of counsel required to be paid by them pursuant to Section 9.6 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrowers on or before the date that is two Business Days prior to the First Amendment Effective Date and (ii) Administrative Agent, for its own account, all fees required to be paid by them on or before the First Amendment Effective Date in the amounts heretofore mutually agreed. 4 [[5726954]] The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. (b) This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import, and each reference in any other Loan Document to the Credit Agreement or words of similar import, in each case, shall refer to the Credit Agreement as amended hereby. (c) It is agreed that the Administrative Agent and its Related Parties shall be entitled to the benefits of Sections 9.6(a) and 9.6(b) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement. SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by facsimile or by email as a “.pdf” or “.tif” attachment that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

5 [[5726954]] SECTION 10. Incorporation by Reference. The provisions of Sections 9.9, 15.2 and 15.3 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis. [Signature pages follow] [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written. AMEREN CORPORATION, by Name: Darryl T. Sagel Title: Vice President and Treasurer AMEREN ILLINOIS COMPANY, by Name: Darryl T. Sagel Title: Vice President and Treasurer LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] as a Lender and as an Issuing Bank: by Name: Sydney G. Dennis Title: Director

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] MUFG Bank, Ltd. (as a Lender and as an Issuing Bank): by Name: Nietzsche Rodricks Title: Managing Director LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] BANK OF AMERICA, N.A. by Name: Joe Creel Title: Vice President LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] Wells Fargo Bank, N.A. as a Lender and as an Issuing Bank by Name: Jesse Tannuzzo Title: Director LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] BNP PARIBAS, as a Non-Extending Lender: by Name: Denis O’Meara Title: Managing Director For any Lender requiring a second signature block: by Name: Victor Padilla Title: Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] GOLDMAN SACHS BANK USA by Name: William E. Briggs IV Title: Authorized Signatory LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] KEYBANK NATIONAL ASSOCIATION, as Lender: by Name: Lisa A. Ryder Title: Senior Vice President LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank): By: MIZUHO BANK, LTD. Name: Edward Sacks Title: Executive Director For any Lender requiring a second signature block: by Name: Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] Morgan Stanley Bank, N.A. by Name: Michael King Title: Authorized Signatory LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] PNC Bank, National Association, as a Lender, By: Name: Alex Rolfe Title: Vice President LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] Royal Bank of Canada (as a Lender): by Name: Martina Wellik Title: Authorized Signatory LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] SUMITOMO MITSUI BANKING CORPORATION, as Lender: by Name: Title: For any Lender requiring a second signature block: by Name: Title: Rosa Pritsch Director

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT OF AMEREN CORPORATION AND AMEREN ILLINOIS COMPANY [SIGNATURE PAGE TO FIRST AMENDMENT (ILLINOIS)] Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank): by Name: Bernadette Collins Title: Senior Vice President TD Bank, N.A

[[5726954]] ANNEX A COMMITMENTS Extending Lenders Extending Lender Commitment JPMorgan Chase Bank, N.A. $62,173,913.04 Barclays Bank PLC $62,173,913.04 MUFG Bank, Ltd. $62,173,913.04 Bank of America, N.A. $62,173,913.04 Wells Fargo Bank, National Association $62,173,913.04 Fifth Third Bank, National Association $52,608,695.65 Goldman Sachs Bank USA $52,608,695.65 KeyBank National Association $52,608,695.65 Mizuho Bank, Ltd. $52,608,695.65 Morgan Stanley Bank, N.A. $52,608,695.65 PNC Bank, National Association $52,608,695.65 Royal Bank of Canada $52,608,695.65 Sumitomo Mitsui Banking Corporation $52,608,695.65 Truist Bank $52,608,695.65 TD Bank, N.A. $52,608,695.65 The Bank of New York Mellon $52,608,695.65 U.S. Bank National Association $52,608,695.65 CoBank, ACB $43,043,478.27 National Cooperative Services Corporation $23,913,043.49 The Northern Trust Company $23,913,043.49 Commerce Bank $14,347,826.10 Total: $1,047,391,304.35 [[5726954]] Non-Extending Lenders Non-Extending Lender Commitment BNP Paribas $52,608,695.65 [[5726954]] EXHIBIT A [See attached.] EXECUTION VERSIONEXHIBIT A [[5255548v.18]][[5727045]] AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 9, 2019, among AMEREN CORPORATION and AMEREN ILLINOIS COMPANY as Borrowers, THE LENDERS FROM TIME TO TIME PARTY HERETO and JPMORGAN CHASE BANK, N.A. as Administrative Agent JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC, MUFG BANK, LTD., BOFA SECURITIES, INC. and WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners BARCLAYS BANK PLC and MUFG BANK, LTD., as Syndication Agents BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agents [CS&M Ref. No. 6701-773]

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1.1. Certain Defined Terms 1 1.2. Terms Generally 3034 1.3. Interest Rates; LIBOR Notification 3135 1.4. Divisions 3236 ARTICLE II THE CREDITS 2.1. Commitment 3236 2.2. Required Payments 3236 2.3. Swingline Loans 3337 2.4. Letters of Credit 3438 2.5. Types of Advances 4246 2.6. Facility Fee; Letter of Credit Fees; Reductions in Aggregate Commitment and Borrower Sublimits 4246 2.7. Minimum Amount of Each Advance 4347 2.8. Optional Principal Payments 4347 2.9. Method of Selecting Types and Interest Periods for New Revolving Advances; Funding of Loans 4448 2.10. Conversion and Continuation of Outstanding Revolving Advances; No Conversion or Continuation of LIBOR Advances After Default 4448 2.11. Interest Rates, etc 4549 2.12. Rates Applicable After Default 4650 2.13. Method of Payment 4650 2.14. Noteless Agreement; Evidence of Indebtedness 4650 2.15. Interest Payment Dates; Interest and Fee Basis 4751 2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions; Availability of Loans 4751 2.17. Lending Installations 4852 2.18. Non-Receipt of Funds by the Administrative Agent 4852 2.19. Replacement of Lender 4852 2.20. Extension of Maturity Date 4953 2.21. Defaulting Lenders 5054 2.22. Commitment Increases 5357 2.23. Telephonic Notices 5559 i [[5255548v.18]][[5727045]] ARTICLE III YIELD PROTECTION; TAXES 3.1. Yield Protection 5559 3.2. Changes in Capital Adequacy and Liquidity Requirements 5660 3.3. Alternate Rate of Interest 5660 3.4. Funding Indemnification 5863 3.5. Taxes 5863 3.6. Statements as to Claims; Survival of Indemnity 6267 3.7. Alternative Lending Installation 6368 3.8. Allocation of Amounts Payable Among Borrowers 6368 ARTICLE IV CONDITIONS PRECEDENT 4.1. Restatement Effective Date 6368 4.2. Each Credit Extension 6570 ARTICLE V REPRESENTATIONS AND WARRANTIES 5.1. Existence and Standing 6671 5.2. Authorization and Validity 6671 5.3. No Conflict 6671 5.4. Financial Statements 6772 5.5. Material Adverse Change 6772 5.6. Taxes 6772 5.7. Litigation 6772 5.8. ERISA 6872 5.9. Regulation U 6872 5.10. Compliance with Laws 6873 5.11. Environmental Matters 6873 5.12. Investment Company Act 6873 5.13. Anti-Corruption Laws and Sanctions 6873 ARTICLE VI COVENANTS 6.1. Financial Reporting 6973 6.2. Use of Proceeds and Letters of Credit 7075 6.3. Conduct of Business 7175 6.4. Taxes 7176 ii [[5255548v.18]][[5727045]] 6.5. Insurance 7176 6.6. Compliance with Laws 7176 6.7. Maintenance of Properties 7276 6.8. Inspection; Keeping of Books and Records 7276 6.9. Merger 7277 6.10. Dispositions of Property 7377 6.11. Liens 7580 6.12. Subsidiary Covenants 7883 6.13. Leverage Ratio 7983 ARTICLE VII DEFAULTS ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES 8.1. Acceleration 8287 8.2. Amendments 8387 8.3. Preservation of Rights 8489 ARTICLE IX GENERAL PROVISIONS 9.1. Survival 8489 9.2. Governmental Regulation 8589 9.3. Headings 8589 9.4. Entire Agreement 8589 9.5. Several Obligations; Benefits of this Agreement 8590 9.6. Expenses; Indemnification 8590 9.7. [Reserved] 8792 9.8. Accounting 8792 9.9. Severability of Provisions 8893 9.10. Nonliability 8893 9.11. Confidentiality 8994 9.12. Certain ERISA Matters 9094 9.13. Nonreliance 9196 9.14. Disclosure 9196 9.15. Certain Notices 9196 9.16. Non-Public Information 9196 9.17. Interest Rate Limitation 96 iii [[5255548v.18]][[5727045]] ARTICLE X THE ADMINISTRATIVE AGENT 10.1. Appointment; Nature of Relationship 9297 10.2. Powers 9297 10.3. General Immunity 9297 10.4. No Responsibility for Loans, Recitals, etc 9398 10.5. Action on Instructions of Lenders 9398 10.6. Employment of Sub-Agents 9499 10.7. Reliance on Documents; Counsel 9499 10.8. Administrative Agent’s Reimbursement and Indemnification 9499 10.9. Notice of Default 95100 10.10. Rights as a Lender 95100 10.11. Independent Credit Decision 96100 10.12. Erroneous Payments 101 10.13. Bankruptcy Event 96102 10.1310.14. Successor Administrative Agent 96102 10.1410.15. Administrative Agent and Arrangers Fees 97103 10.1510.16. Delegation to Affiliates 97103 10.1610.17. Joint Arrangers, Joint Bookrunners, Syndication Agents and Documentation Agents 97104 ARTICLE XI SETOFF; RATABLE PAYMENTS 11.1. Setoff 98104 11.2. Ratable Payments 98104 ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS 12.1. Successors and Assigns 99105 ARTICLE XIII NOTICES 13.1. Notices 103109 ARTICLE XIV COUNTERPARTS AND ELECTRONIC EXECUTION 14.1. Counterparts 110 iv [[5255548v.18]][[5727045]]

14.2. Electronic Execution 111 ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; BAIL-IN 15.1. CHOICE OF LAW 105112 15.2. CONSENT TO JURISDICTION 105112 15.3. WAIVER OF JURY TRIAL 106113 15.4. Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions 106113 v [[5255548v.18]][[5727045]] SCHEDULES Commitment Schedule Existing Letters of Credit Schedule LC Commitment Schedule Pricing Schedule Schedule 1 - Liens Schedule 2 - Restrictive Agreements Schedule 3 - Contingent Obligations Schedule 4 - Disclosed Matters EXHIBITS Exhibit A - Form of Assignment and Assumption Exhibit B - Form of Borrowing Notice Exhibit C - Form of Conversion/Continuation Notice Exhibit D - Form of Promissory Note Exhibit E - Form of Compliance Certificate v [[5255548v.18]][[5727045]] AMENDED AND RESTATED CREDIT AGREEMENT This Amended and Restated Credit Agreement dated as of December 9, 2019 (as amended from time to time, this “Agreement”), is entered into by and among Ameren Corporation, a Missouri corporation (the “Company”), its subsidiary Ameren Illinois Company, an Illinois corporation (the “Borrowing Subsidiary”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Borrowers have requested that the Administrative Agent and the Lenders amend and restate the Existing Illinois Credit Agreement to continue and modify the credit facility established thereby on the terms set forth in this Agreement. The Obligations of the Borrowers under this Agreement will be several and not joint, and, except as otherwise set forth in Section 3.8 or 9.6(c) of this Agreement, the Obligations of the Borrowing Subsidiary will not be guaranteed by the Company or any other subsidiary of the Company and the Obligations of the Company will not be guaranteed by the Borrowing Subsidiary or any other subsidiary of the Company. The parties hereto agree as follows: ARTICLE I DEFINITIONS 1.1. Certain Defined Terms. As used in this Agreement (including in the recitals hereto): “ABR Advance” means an Advance that bears interest by reference to the Alternate Base Rate. “ABR Loan” means a Loan that bears interest by reference to the Alternate Base Rate. “Accounting Changes” is defined in Section 9.8. “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Restatement Effective Date, by which a Borrower or any of its Subsidiaries (a) acquires any assets of any firm, corporation, partnership, limited partnership, limited liability company or other entity, or any division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or a series of transactions) any equity interests of a firm, corporation, partnership, limited partnership, limited liability company or other entity. “Adjusted LIBO Rate” means, with respect to any LIBOR Advance for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period divided by (b) one minus the Reserve Requirement (expressed as a decimal). “Administrative Agent” means JPMorgan, not in its individual capacity as a Lender or Issuing Bank, but in its capacity as contractual representative of the Lenders pursuant to Article X, or any successor Administrative Agent appointed pursuant to Article X. [[5255548v.18]][[5727045]] “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Advance” means, with respect to either Borrower, (a) Revolving Loans of such Borrower (i) made by the Lenders on the same Borrowing Date or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the Revolving Loans made to such Borrower of the same Type and, in the case of LIBOR Loans, for the same Interest Period or (b) a Swingline Loan made to such Borrower. “Affected Financial Institution” means (a) any EEA Financial Institution and (b) any UK Financial Institution. “Affected Lender” is defined in Section 2.19. “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise (with such percentage being calculated as if such beneficial owner had exercised all its rights to acquire such securities or interests). “Aggregate Commitment” means, at any time, the aggregate amount of the Commitments of all the Lenders at such time. The initial Aggregate Commitment is $1,100,000,000. “Aggregate Revolving Credit Exposure” means, at any time, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans and the Swingline Loans at such time and (b) the total LC Exposure at such time. “Agreement” is defined in the preamble hereto. “Agreement Accounting Principles” means GAAP as in effect from time to time, except as otherwise provided in Section 9.8. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. (London time) on such day for deposits in Dollars with a maturity of one month (or, if the LIBO Screen Rate is not available for a maturity of one month with respect to Dollars but is available for periods both longer and shorter than such period, the Interpolated Screen Rate as of such time); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an 2 [[5255548v.18]][[5727045]]

alternate rate of interest due to the unavailability of the Adjusted LIBO Rate (for the avoidance of doubt, only until any amendment has become effectivethe Benchmark Replacement has been determined pursuant to Section 3.3(b)), then for purposes of clause (c) above the Adjusted LIBO Rate shall be deemed to be zero. “Ancillary Document” is defined in Section 14.2. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to a Borrower or its subsidiaries from time to time concerning or relating to bribery, corruption or money laundering. “Applicable Fee Rate” means (a) with respect to the Facility Fee accruing for the account of either Borrower at any time, the applicable percentage rate per annum at such time with respect to such Borrower as set forth in the Pricing Schedule and (b) with respect to the LC Participation Fee for the account of either Borrower at any time, the applicable percentage rate per annum at such time with respect to such Borrower as set forth in the Pricing Schedule. “Applicable Margin” means, with respect to either Borrower, with respect to Advances of any Type at any time, the percentage rate per annum applicable at such time to Advances of such Type to such Borrower as set forth in the Pricing Schedule. “Approved Cost Recovery Bonds” means securities that are issued by the Borrowing Subsidiary or any of its subsidiaries (or any instrumentality statutorily authorized to issue such securities for the benefit of the Borrowing Subsidiary or any of its subsidiaries (whether or not a subsidiary of the Borrowing Subsidiary)), which securities are (a) issued under and in accordance with applicable state public utility law (and expressly approved by the applicable state public utility commission) with respect to the recovery of designated costs or expenditures (including through applicable state public utility commission order for financing) with respect to regulated assets or regulatory assets authorized by the applicable state public utility commission, (b) limited in recourse to assets that are rights to collect designated charges authorized by applicable law to be invoiced to customers of the Borrowing Subsidiary or such subsidiary thereof (together with ancillary related assets customarily included therewith, collectively, “Designated Charges”) and that are in any event non-recourse to the Borrowers (other than for failure to collect and pay over such Designated Charges and other customary indemnities for comparable financings) and (c) payable solely from Designated Charges. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means JPMorgan, Barclays, MUFG, BofA Securities, Inc. and Wells Fargo Securities, LLC and their respective successors, in their respective capacities as Joint Lead Arrangers and Joint Bookrunners. “ASC” means Accounting Standards Codification. 3 [[5255548v.18]][[5727045]] “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 12.1, in the form of Exhibit A or any other form approved by the Administrative Agent and the Company. “Attributable Indebtedness” means, as to any Sale and Leaseback Transaction at any time, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semiannual basis) of the total obligations of the lessee for rental payments, after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease, during the remaining term of the lease included in any such Sale and Leaseback Transaction or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided that if a Sale and Leaseback Transaction results in a Capitalized Lease, the amount of Attributable Indebtedness as to such Sale and Leaseback Transaction will be determined in accordance with the definition of “Capitalized Lease Obligations”. “Audrain Project” means the Chapter 100 financing transaction and agreements related thereto assigned by affiliates of NRG Energy, Inc. (“NRG”) to and assumed by Union Electric as a part of its purchase of a combustion turbine generating facility located in Audrain County, Missouri (the “County”) pursuant to which (a) Union Electric assumed a lease from the County of certain land and improvements, including the combustion turbine generating facility, and (b) Union Electric acquired NRG’s ownership of indebtedness issued by the County to finance the acquisition of such property. “Augmenting Lender” is defined in Section 2.22(a). “Authorized Officer” of either Borrower means any of the chief executive officer, president, chief operating officer, chief financial officer, treasurer, assistant treasurer or vice president of such Borrower, acting singly. “Availability Termination Date” means, as to either Borrower, the earliest of (a) the Maturity Date, (b) the reduction of the Borrower Sublimit of such Borrower to zero pursuant to Section 2.6(c) or termination of the obligation to make Loans to, or issue Letters of Credit for the account of, such Borrower pursuant to Section 8.1 and (c) the date of termination in whole of the Aggregate Commitment and the Commitments pursuant to Section 2.6(c) or Section 8.1. “Available Aggregate Commitment” means, at any time, the Aggregate Commitment at such time minus the Aggregate Revolving Credit Exposure at such time. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not 4 [[5255548v.18]][[5727045]] including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.3(b)(v). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEAAffected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time whichthat is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person is the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it (including the Federal Deposit Insurance Corporation), or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest in, or the exercise of control over, such Person or the direct or indirect parent of such Person by a Governmental Authority so long as such ownership interest or such exercise of control does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Barclays” means Barclays Bank PLC. “Benchmark Replacement” means the sum of: ” means, initially, the LIBO Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.3(b)(i) or 3.3(b)(ii). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the 5 [[5255548v.18]][[5727045]] applicable Benchmark Replacement Date; provided that, in the case of an Other Benchmark Rate Election, the “Benchmark Replacement” shall mean the alternative set forth in clause (3) below: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrowers as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement tofor the LIBO Ratethen-current Benchmark for U.S. dollarDollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, ifin the case of clause (1), such Unadjusted Benchmark Replacement as so determinedis displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, in the case of clause (3), when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Borrowers shall be the term benchmark interest rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than zerothe Floor, the Benchmark Replacement will be deemed to be zerothe Floor for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: 6 [[5255548v.18]][[5727045]]

(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement”, the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers for the applicable Corresponding Tenor giving due consideration to (ai) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Ratesuch Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (bii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Ratesuch Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollarDollar-denominated syndicated credit facilities at such time (forin the avoidance of doubt,United States; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Margin)from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrowers) in its reasonable discretion may be appropriate to reflect the 7 [[5255548v.18]][[5727045]] adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of thesuch Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrowers and substantially consistent with the practices of the Administrative Agent in similar syndicated loans) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earlierearliest to occur of the following events with respect to the LIBO Ratesuch then-current Benchmark: (a1) in the case of clause (a1) or (b2) of the definition of “Benchmark Transition Event”,” the later of (ia) the date of the public statement or publication of information referenced therein and (iib) the date on which the administrator of the applicable LIBO Screen Ratesuch Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the applicable LIBO Screen Rate; or (b) in the case of clause (c3) of the definition of “Benchmark Transition Event”,” the first date ofon which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the publicmost recent statement or publication of information referenced thereinin such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; (3) in the case of a Term SOFR Transition Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Borrowers pursuant to Section 3.3(b)(ii); or (4) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York time) on the fifth Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders. 8 [[5255548v.18]][[5727045]] For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to the LIBO Ratesuch then-current Benchmark: (a1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the applicable LIBO Screen Ratepublished component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the applicable LIBO Screen Rateall Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable LIBO Screen Rateany Available Tenor of such Benchmark (or such component thereof); (b2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the applicable LIBO Screen Rate, the U.S. Federal Reserve Systempublished component used in the calculation thereof), the Board of Governors, the NYFRB, an insolvency official with jurisdiction over the administrator for the applicable LIBO Screen Ratesuch Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the applicable LIBO Screen Ratesuch Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the applicable LIBO Screen Rate, in each casesuch Benchmark (or such component), which states that the administrator of the applicable LIBO Screen Ratesuch Benchmark (or such component) has ceased or will cease to provide the applicable LIBO Screen Rateall Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable LIBO Screen Rateany Available Tenor of such Benchmark (or such component thereof); and/or (c3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the applicable LIBO Screen Ratepublished component used in the calculation thereof) announcing that the applicable LIBO Screen Rate is no longerall Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. 9 [[5255548v.18]][[5727045]] For the avoidance of doubt, a “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicableEvent” will be deemed to have occurred with respect to any Benchmark Replacement Date and (ii) if such Benchmark Transition Event isif a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of informationset forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrowers, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenderspublished component used in the calculation thereof). “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with awith respect to any Benchmark Replacement, the period (aif any) (x) beginning at the time that sucha Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Ratesuch then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 3.3(b) and (by) ending at the time that a Benchmark Replacement has replaced the LIBO Ratesuch then-current Benchmark for all purposes hereunder pursuant toand under any other Loan Document in accordance with Section 3.3(b). “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “BofA” means Bank of America, N.A. “Borrower Credit Exposure” means, with respect to either Borrower at any time, the sum of (a) the aggregate principal amount of the Revolving Loans and the Swingline Loans made to such Borrower and outstanding at such time and (b) the portion of the LC Exposure at such time that is attributable to Letters of Credit issued for the account of such Borrower. “Borrower Sublimit” means (a) as to the Company, $500,000,000 and (b) as to the Borrowing Subsidiary, $800,000,000, in each case as such sublimit may be reduced from time to time pursuant to Section 2.6(c). “Borrowers” means the Company and the Borrowing Subsidiary, and “Borrower” means either of the foregoing. “Borrowing Date” means a date on which an Advance is made hereunder. 10 [[5255548v.18]][[5727045]]

“Borrowing Notice” means a request by a Borrower for an Advance in accordance with Section 2.3 or 2.9, as applicable, which shall be in the form of Exhibit B or any other form approved by the Administrative Agent. “Borrowing Subsidiary” is defined in the preamble hereto. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR Loan or a LIBOR Advance, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market. “Capitalized Lease” of a Person means any lease of Property by such Person as lessee, or any other agreement conveying to such Person the right to use Property, in each case, that would be characterized as a “finance lease” in accordance with the Agreement Accounting Principles. “Capitalized Lease Obligations” of a Person means the obligations of such Person to pay rent or other amounts under any Capitalized Lease, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the amount thereof recognized on a balance sheet of such Person in accordance with the Agreement Accounting Principles at such time. “Change in Control” means, in respect of each Borrower, (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of 30% or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company, (b) the Company shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances (except for such Liens or other encumbrances permitted by Section 6.11), outstanding shares representing 100% of the ordinary voting power represented by the issued and outstanding capital stock of the Borrowing Subsidiary on a fully diluted basis, or (c) a majority of the seats (other than vacant seats) on the board of directors of the Company shall at any time cease to be occupied by Persons who were either (i) members of the board of directors of the Company on the Restatement Effective Date, (ii) nominated, appointed or approved prior to their election by a majority of the directors described in clause (i) above or a committee or subcommittee thereof to which such power was delegated or (iii) nominated, appointed or approved prior to their election by a majority of the directors described in clauses (i) and/or (ii) above. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel 11 [[5255548v.18]][[5727045]] Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued. “Charges” is defined in Section 9.17. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.6(c), (b) increased from time to time pursuant to Section 2.22 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.1. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or the Commitment Increase Amendment pursuant to which such Lender shall have assumed or extended its Commitment, as applicable. “Commitment Increase” is defined in Section 2.22(a). “Commitment Increase Amendment” is defined in Section 2.22(a). “Commitment Schedule” means the Schedule identifying each Lender’s Commitment as of the Restatement Effective Date attached hereto and identified as such. “Commonly Controlled Entity” means, with respect to either Borrower, any trade or business, whether or not incorporated, which is under common control with such Borrower or any subsidiary of such Borrower within the meaning of Section 4001 of ERISA or that, together with such Borrower or any subsidiary of such Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of either Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 13.1, including through any Electronic System. “Company” is defined in the preamble hereto. “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with: 12 [[5255548v.18]][[5727045]] (a) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; or: (b) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time; provided that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (a) or (b) above is not administratively feasible for the Administrative Agents, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.” “Consolidated Net Worth” of a Person means, at any time, the consolidated total shareholders’ equity (including any portion thereof attributable to preferred stock, Hybrid Securities and Mandatorily Convertible Securities) of such Person and its consolidated subsidiaries at such time, calculated on a consolidated basis in accordance with the Agreement Accounting Principles. “Consolidated Tangible Assets” means, as to the Company, the total amount of all assets of the Company and its consolidated subsidiaries determined on a consolidated basis in accordance with the Agreement Accounting Principles, and, as to the Borrowing Subsidiary, the total amount of all assets of the Borrowing Subsidiary and its consolidated subsidiaries determined on a consolidated basis in accordance with the Agreement Accounting Principles, in each case minus, to the extent included in the total amount of such Borrower’s and its consolidated subsidiaries’ total assets, the net book value of all (i) goodwill, including the excess cost over book value of any asset, (ii) organization or experimental expenses, (iii) unamortized debt discount and expense, (iv) patents, trademarks, tradenames and copyrights, (v) treasury stock, (vi) Operating Lease right-of-use assets, (vii) franchises, licenses and permits and (viii) other assets which are deemed intangible assets under the Agreement Accounting Principles. “Consolidated Total Capitalization” means, as to either Borrower at any time, the sum of Funded Debt of such Borrower and the Consolidated Net Worth of such Borrower, each calculated at such time; provided that for purposes of calculating Consolidated Total Capitalization of either Borrower at any time, the portion of the Consolidated Net Worth of such Borrower attributable to the Hybrid Securities and Mandatorily Convertible Securities that may be included in the Consolidated Total Capitalization of such Borrower calculated at such time shall be limited to the portion thereof that does not exceed, in the aggregate, 15% of Consolidated Total Capitalization of such Borrower as so calculated. “Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or 13 [[5255548v.18]][[5727045]] liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any keep well agreement or similar agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership; provided that the term “Contingent Obligation” shall not include the endorsement of negotiable instruments for deposit or collection. “Contribution Percentage” means, at any time with respect to each Borrower, the ratio, expressed as a percentage, of such Borrower’s Borrower Sublimit to the aggregate amount of both Borrower Sublimits at such time; provided that, if the Commitments or all the Borrower Sublimits shall have been terminated, the Contribution Percentages shall be determined based on the Borrower Sublimits most recently in effect prior to such termination. As of the Restatement Effective Date, the Contribution Percentage of each Borrower is (a) in the case of the Borrowing Subsidiary, 61.54%, and (b) in the case of the Company, 38.46%. The Contribution Percentage with respect to any amount owing by a Borrower shall be determined as of the time such amount shall have become due. “Conversion/Continuation Notice” means a request by a Borrower to convert or continue a Revolving Advance in accordance with Section 2.10, which shall be in the form of Exhibit C or any other form approved by the Administrative Agent. “Corresponding Tenor” means, with respect to a Benchmark Replacement,any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Ratesuch Available Tenor. “Credit Extension” means the making of an Advance or the issuance of a Letter of Credit hereunder (as opposed to the conversion or continuation of an Advance that does not increase the aggregate outstanding principal amount of such Advance). “Credit Extension Date” means, with respect to either Borrower, the Borrowing Date for an Advance or the date of issuance of a Letter of Credit to or for the account of such Borrower. “Credit Party” means the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Default” means an event described in Article VII. 14 [[5255548v.18]][[5727045]]

“Defaulting Lender” means any Lender that (a) has failed, within three Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified either Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding such obligations under this Agreement cannot be satisfied) or generally under any other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent, an Issuing Bank or the Swingline Lender, in each case acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the receipt by the Administrative Agent, such Issuing Bank or the Swingline Lender, as applicable, of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. “Designated Charges” is defined in the definition of “Approved Cost Recovery Bonds”. “Disclosed Matters” means the events, actions, suits and proceedings and the environmental matters disclosed on Schedule 4 hereto or in the Exchange Act Documents. “Dispose” means, in respect of any asset, to sell, lease, transfer or otherwise dispose of such asset, and the term “Disposition” shall have a correlative meaning. “Documentation Agent” means each of BofA and Wells Fargo. “Dollar” and “$” mean the lawful currency of the United States of America. “Early Opt-in Election” means, if the then-current Benchmark is the LIBO Rate, the occurrence of: (a) (i) a determination by the Administrative Agent or (ii1) a notification by the Required Lenders to the Administrative Agent (with a copy to (or the Borrowers) that the Required Lenders have determined thatrequest by any Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.3(b) are being amended, as applicable, to incorporate or adopt contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a new benchmark interest rate to replace the LIBO Rate, 15 [[5255548v.18]][[5727045]] and(b(and such syndicated credit facilities are identified in such notice and are publicly available for review) ; and (i2) the joint election by the Administrative Agent or (ii)and the election by the Required Lenders to declare that an Early Opt-in Election has occurredBorrowers to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrowers and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including email, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” is defined in Section 12.1(b). “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof. “ERISA” means the Employee Retirement Income Security Act of 1974. 16 [[5255548v.18]][[5727045]] “ERISA Event” means, as to either Borrower, (a) any Reportable Event with respect to such Borrower or any Commonly Controlled Entity of such Borrower, (b) the failure of any Plan to comply with the minimum funding standards of Section 412 of the Code or Section 302 of ERISA, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan of such Borrower or any Commonly Controlled Entity of such Borrower, (d) the incurrence by such Borrower or any Commonly Controlled Entity of such Borrower of any liability under Title IV of ERISA with respect to the termination of any Plan of such Borrower or any Commonly Controlled Entity of such Borrower, (e) the receipt by such Borrower or any Commonly Controlled Entity of such Borrower from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan of such Borrower or any Commonly Controlled Entity of such Borrower, (f) the incurrence by such Borrower or any Commonly Controlled Entity of such Borrower of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan of such Borrower or any Commonly Controlled Entity of such Borrower, or (g) the receipt by such Borrower or any Commonly Controlled Entity of such Borrower of any notice, or the receipt by any Multiemployer Plan from such Borrower or any Commonly Controlled Entity of such Borrower of any notice, concerning the imposition of “withdrawal liability” (as defined in Part I of Subtitle E of Title IV of ERISA) or a determination that a Multiemployer Plan of such Borrower or any Commonly Controlled Entity of such Borrower is, or is expected to be, insolvent, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Exchange Act Documents” means (a) the Annual Reports of the Company and the Borrowing Subsidiary to the SEC on Form 10-K for the fiscal year ended December 31, 20182020, (b) the Quarterly Reports of the Company and the Borrowing Subsidiary to the SEC on Form 10-Q for the fiscal quarters ended March 31, 20192021, June 30, 20192021 and September 30, 20192021 and (c) all Current Reports of the Company and the Borrowing Subsidiary to the SEC on Form 8-K filed from January 1, 20192021, to but excluding the Restatement Effective Date, but in each case excluding any portion thereof under the heading “Risk Factors” or “Forward Looking Statements” and any other statements therein that are cautionary in nature. “Excluded Taxes” means any of the following Taxes imposed on or with respect to, or required to be withheld or deducted from a payment to, a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, such Lender’s applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender becomes a party to this Agreement (other than pursuant to an assignment request by either Borrower under Section 2.19) or (ii) such Lender changes its lending office, except in each 17 [[5255548v.18]][[5727045]] case to the extent that, pursuant to Section 3.5, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party to this Agreement or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.5(e) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exhibit” refers to an exhibit to this Agreement, unless another document is specifically referenced. “Existing Illinois Credit Agreement” means this agreement as in effect immediately prior to the Restatement Effective Date. “Existing Letter of Credit” means each letter of credit previously issued for the account of either Borrower by any of the Issuing Banks under or pursuant to the Existing Illinois Credit Agreement that is (a) outstanding on the Restatement Effective Date and (b) listed on the Existing Letter of Credit Schedule. “Existing Letter of Credit Schedule” means the Schedule identifying each Existing Letter of Credit attached hereto and identified as such. “Existing Maturity Date” is defined in Section 2.20. “Extending Lender” is defined in Section 2.20. “Extension Request” is defined in Section 2.20. “Facility Fee” is defined in Section 2.6(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreements with respect to the implementation of the foregoing, and any official interpretation thereof. “FCA” is defined in Section 1.3. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner as shall be set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. “First Amendment” means the First Amendment, dated as of November 5, 2021, among the Company, the Borrowing Subsidiary, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent. 18 [[5255548v.18]][[5727045]]

“First Amendment Effective Date” is defined in the First Amendment. “First Mortgage Bonds” means bonds or other indebtedness issued (including for pledge to secure other Indebtedness) pursuant to the IP Indenture. “Fitch” means Fitch Ratings, Inc. and any successor to its rating agency business. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the LIBO Rate. For the avoidance of doubt, the initial Floor for the LIBO Rate is zero. “Former CILCO Indenture” means the Indenture of Mortgage and Deed of Trust dated as of April 1, 1933, as heretofore supplemented and amended, between the Borrowing Subsidiary (as successor by merger to Central Illinois Light Company, formerly an Illinois corporation and a subsidiary of the Company) and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, which indenture was discharged on the Former CILCO Indenture Discharge Date. “Former CILCO Indenture Discharge Date” means October 31, 2019. “Fund” means any Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial revolving loans and similar extensions of credit in the ordinary course of its business. “Funded Debt” of a Person means, at any time, without duplication, as calculated on a consolidated basis for such Person and its consolidated subsidiaries: (a) obligations for borrowed money; (b) obligations representing the deferred purchase price of Property or services (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 180 days unless being contested in good faith) if such purchase price is (i) due more than nine months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or a similar written instrument; (c) Funded Debt of any other Person, whether or not assumed, secured by Liens on or payable out of the proceeds of or revenues derived from Property now or hereafter owned or acquired by such Person or its consolidated subsidiaries; provided, however, that so long as such Person or any consolidated subsidiary has no direct or contingent obligation in respect of such Funded Debt (apart from Property of such Person or any such consolidated subsidiary being subject to such Lien), the amount of such Funded Debt shall for all purposes of this Agreement be deemed to be the lesser of (i) any contractual limit on the maximum amount recoverable from such Lien by the holder thereof and (ii) the fair market value of the Property that is subject to such Lien; (d) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments (other than the lease obligations in respect of the Audrain Project or the Peno Creek Project); (e) non-contingent obligations to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property; (f) Capitalized Lease Obligations (other than the lease obligations in respect of the Audrain Project 19 [[5255548v.18]][[5727045]] or the Peno Creek Project); (g) Contingent Obligations for Funded Debt of any other Person; (h) non-contingent reimbursement obligations under letters of credit, bankers’ acceptances, surety bonds and similar instruments issued upon the application of such Person or any consolidated subsidiary thereof or upon which such Person or a consolidated subsidiary thereof is an account party or for which such Person or any consolidated subsidiary thereof is in any way liable; (i) Off-Balance Sheet Liabilities; and (j) Attributable Indebtedness under Sale and Leaseback Transactions; provided, however, that in no event shall any calculation of Funded Debt include deferred taxes; and provided, further, that there shall be excluded from “Funded Debt” (1) any and all Indebtedness in respect of which no Borrower or any of its consolidated subsidiaries (other than an SPC) has any direct liability or Contingent Obligation (or any Lien on any of their Properties securing such Indebtedness), (2) any Indebtedness incurred pursuant to a Permitted Securitization, (3) any Indebtedness in respect of any Approved Cost Recovery Bonds, (4) Indebtedness under any Hybrid Securities and Mandatorily Convertible Securities, (5) obligations under any Rate Management Transaction or other swap, forward, future or derivative transaction, option or similar transaction, and (6) any obligations that under GAAP at any time would be Funded Debt or Indebtedness but are not treated as such as a result of the application of the second and the last sentences of Section 9.8 or the following sentence. It is acknowledged and agreed that any indebtedness arising from the application of ASC Topic 842 Leases as it relates to Operating Leases shall not, except if constituting Attributable Indebtedness under Sale and Leaseback Transactions, constitute “Funded Debt” hereunder. “GAAP” means generally accepted accounting principles as in effect in the United States. “Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Hybrid Securities” means, on any date, any securities, other than common stock, issued by the Company or a Hybrid Vehicle that meet the following criteria: (a) such securities have been accorded, and as of the date of determination continue to be accorded, “equity” credit (however denominated) by S&P, Moody’s and Fitch and (b) such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case prior to a date at least 91 days after the Maturity Date. As used in this definition, “mandatory redemption” shall not include conversion of a security into common stock of the Company or the applicable Hybrid Vehicle. “Hybrid Vehicle” means a special purpose subsidiary directly owned by the Company, or a trust formed by the Company, in each case for the sole purpose of issuing Hybrid Securities and which conducts no business other than the issuance of Hybrid Securities and activities incidental thereto. “IBA” is defined in Section 1.3. 20 [[5255548v.18]][[5727045]] “Inactive Subsidiary” means any Subsidiary of a Borrower that (a) does not conduct any business operations, (b) has assets with a total book value not in excess of $1,000,000 and (c) does not have any Indebtedness outstanding. “Indebtedness” of a Person means, at any time, without duplication: (a) obligations for borrowed money; (b) obligations representing the deferred purchase price of Property or services (other than trade payables and other accrued liabilities incurred in the ordinary course of business that are not overdue by more than 180 days unless being contested in good faith) if such purchase price is (i) due more than nine months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or a similar written instrument; (c) Indebtedness of any other Person, whether or not assumed, secured by Liens on or payable out of the proceeds of or revenues derived from Property now or hereafter owned or acquired by such Person; provided, however, that so long as such Person has no direct or contingent obligation in respect of such Indebtedness (apart from Property of such Person being subject to such Lien), the amount of such Indebtedness shall for all purposes of this Agreement be deemed to be the lesser of (i) any contractual limit on the maximum amount recoverable from such Lien by the holder thereof and (ii) the fair market value of the Property that is subject to such Lien; (d) obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments (other than the lease obligations in respect of the Audrain Project or the Peno Creek Project); (e) obligations to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property; (f) Capitalized Lease Obligations (other than lease obligations in respect of the Audrain Project or the Peno Creek Project); (g) Contingent Obligations with respect to Indebtedness of any other Person; (h) reimbursement obligations under letters of credit, bankers’ acceptances, surety bonds and similar instruments issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable; (i) Off-Balance Sheet Liabilities; (j) Attributable Indebtedness under Sale and Leaseback Transactions; (k) Net Mark-to-Market Exposure under Rate Management Transactions; and (l) any other obligation for borrowed money which in accordance with the Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person (other than current accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade). It is acknowledged and agreed that any indebtedness arising from the application of ASC Topic 842 Leases as it relates to Operating Leases shall not, except if constituting Attributable Indebtedness under Sale and Leaseback Transactions, constitute “Indebtedness” hereunder. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of either Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Intercompany Transfer” is defined in Section 6.10(n). “Interest Period” means, with respect to a LIBOR Advance, a period commencing on the date of such Advance and ending on but excluding the day that is one week thereafter or the day that corresponds numerically to such date one, two, three or six months (or such other period as each Lender shall have agreed) thereafter; provided, however, that (a) if any Interest Period (other than an Interest Period of one week) commences on the last Business Day of a calendar 21 [[5255548v.18]][[5727045]] month or on a day for which there is no such numerically corresponding day in such next, second, third or sixth succeeding month (or in the last calendar unit of such other period as each Lender shall have agreed), such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month (or of such calendar unit of such other approved period), (b) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that, other than in the case of an Interest Period of one week, if such next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day and (c) no Interest Period in respect of an Advance to either Borrower may end after the then effective Availability Termination Date for such Borrower. For purposes hereof, the date of an Advance initially shall be the date on which such Advance is made and, thereafter, shall be the effective date of the most recent conversion or continuation of such Loans. “Interpolated Screen Rate” means, at any time, with respect to any LIBOR Advance for any Interest Period or the definition of the term “Alternate Base Rate”, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available that is shorter than the applicable period; and (b) the LIBO Screen Rate for the shortest period for which the LIBO Screen Rate is available that exceeds the applicable period, in each case, at such time; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. “Investment” of a Person means any loan, advance, extension of credit (other than (i) accounts receivable arising in the ordinary course of business on terms customary in the trade and (ii) commissions, loans and advances to officers, directors and employees in the ordinary course of business) to any other Person, any undertaking of any Contingent Obligation in respect of any obligation of any other Person, any contribution of capital to any other Person, or any acquisition or ownership of any stocks, bonds, mutual fund shares, partnership interests, notes, debentures or other securities of or issued by any other Person. “IP Indenture” means the General Mortgage Indenture and Deed of Trust dated as of November 1, 1992, as heretofore or from time to time hereafter supplemented and amended in compliance herewith and therewith, in each case, between the Borrowing Subsidiary (as successor by merger to Illinois Power Company, formerly an Illinois corporation and a subsidiary of the Company) and the IP Trustee. “IP Trustee” means The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank, as Trustee, and any other successors thereto as trustee under the IP Indenture. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for 22 [[5255548v.18]][[5727045]]

interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means, at any time, JPMorgan, Barclays, MUFG, BofA, Wells Fargo and each other Person that, with the consent of the Borrowers, shall have become an Issuing Bank hereunder as provided in Section 2.4(j), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank reasonably acceptable to the applicable Borrower, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.4 with respect to such Letters of Credit). “Issuing Bank Agreement” is defined in Section 2.4(j). “JPMorgan” means JPMorgan Chase Bank, N.A. “LC Commitment” means, with respect to any Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.4, expressed as an amount representing the maximum aggregate permitted amount of the LC Exposure that may be attributable to Letters of Credit that, subject to the terms and conditions hereof, are required to be issued by such Issuing Bank. The initial amount of each Issuing Bank’s LC Commitment is set forth on the LC Commitment Schedule or, in the case of any Issuing Bank that becomes an Issuing Bank hereunder pursuant to Section 2.4(j), in its Issuing Bank Agreement. The LC Commitment of any Issuing Bank may be increased or reduced by written agreement between such Issuing Bank and the Borrowers, provided that a copy of such written agreement shall have been delivered to the Administrative Agent. “LC Commitment Schedule” means the Schedule identifying each Issuing Bank’s LC Commitment as of the Restatement Effective Date attached hereto and identified as such. “LC Commitment Termination Date” means, as to each Issuing Bank, the Maturity Date; provided that if the Maturity Date shall have been extended pursuant to Section 2.20 but such Issuing Bank, in its capacity as a Lender, shall have been a Non-Extending Lender, then the LC Commitment Termination Date shall, as to such Issuing Bank, mean the Maturity Date in effect immediately prior to such extension. “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum, without duplication, of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The LC Exposure of any Lender (including any Lender that is an Issuing 23 [[5255548v.18]][[5727045]] Bank) at any time shall be its Pro Rata Share of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.21 of the LC Exposures of Defaulting Lenders in effect at such time. “LC Participation Fee” is defined in Section 2.6(b). “Lender-Related Person” means the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender, each Issuing Bank and each Related Party of any of the foregoing Persons. “Lenders” means the financial institutions listed on the signature pages of this Agreement and their respective successors and assigns, as well as any Person that becomes a “Lender” hereunder pursuant to Section 2.22, in each case until such time as such Person ceases to be a Lender hereunder. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Lending Installation” means, with respect to a Lender, the office, branch, subsidiary or Affiliate of such Lender set forth in its Administrative Questionnaire provided to the Administrative Agent in connection herewith or otherwise selected by such Lender pursuant to Section 2.17. “Letter of Credit” means any standby letter of credit issued pursuant to this Agreement and any Existing Letter of Credit, in each case, issued for the account of either Borrower (or any of its subsidiaries to the extent permitted hereunder). “Leveraged Lease Sales” means sales by the Company or any Subsidiary of investments, in existence on the date hereof, in assets leased to an unaffiliated lessee under leveraged lease arrangements in existence on the date hereof, including any transactions between and among the Company and/or subsidiaries that are necessary to effect the sale of such investments to a Person other than the Company or any of its Subsidiaries. “Liabilities” means any losses, claims, demands, damages or liabilities of any kind. “LIBO Rate” means, with respect to any LIBOR Advance for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided that if no LIBO Screen Rate shall be available at such time for such Interest Period, then the LIBO Rate for such Interest Period shall be the Interpolated Screen Rate. “LIBO Screen Rate” means, for any day and time, with respect to any LIBOR Advance for any Interest Period or with respect to any determination of the Alternate Base Rate pursuant to clause (c) of the definition thereof, the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars for a period equal in length to the applicable period as displayed on the Reuters screen page that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative 24 [[5255548v.18]][[5727045]] Agent from time to time as an authorized information vendor for displaying such rates in its reasonable discretion); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. “LIBOR Advance” means an Advance that bears interest by reference to the LIBO Rate. “LIBOR Loan” means a Loan that bears interest by reference to the LIBO Rate. “Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, or, in the case of stock, under any stockholders agreement, voting trust agreement or any similar arrangement). “Loan Documents” means this Agreement, any Commitment Increase Amendment, the Notes, if any, issued pursuant to Section 2.14 and any other operative agreement therein designated as being a “Loan Document” executed and delivered by either of the Borrowers and the Administrative Agent in connection herewith or therewith or contemplated hereby or thereby, as the same may be amended, restated or otherwise modified and in effect from time to time. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “Mandatorily Convertible Securities” means, on any date, any mandatorily convertible equity-linked securities issued by the Company or any Subsidiary that meet the following criteria: (a) such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case prior to the date that is 91 days after the Maturity Date and (b) the claims of holders of any such securities are subordinated to the claims of the Lenders in respect of the Obligations of the Borrowers on terms reasonably satisfactory to the Administrative Agent. As used in this definition, “mandatory redemption” shall not include conversion of a security into common stock of the Company or the applicable Subsidiary. “Material Adverse Effect” means, with respect to either Borrower, a material adverse effect on (a) the business, Property, financial condition, operations or results of operations of such Borrower and its subsidiaries taken as a whole, (b) the ability of such Borrower to perform its material obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents against such Borrower or the rights or remedies of the Administrative Agent or the Lenders thereunder; provided that in any event none of (i) any litigation, arbitration, governmental investigation, proceeding, case, contest, hearing or inquiry that is a Disclosed Matter with respect to such Borrower or (ii) the inability of such Borrower to issue commercial paper will, individually or collectively, constitute a Material Adverse Effect with respect to such Borrower or, insofar as they result from or relate to any other event or condition, be taken into consideration in determining whether such other event or condition constitutes a Material Adverse Effect with respect to such Borrower. 25 [[5255548v.18]][[5727045]] “Material Indebtedness” means any Indebtedness (other than (x) any Indebtedness incurred as part of any Permitted Securitization or any Approved Cost Recovery Bond, (y) any Indebtedness in respect of which no Borrower or other Subsidiary (other than an SPC or a Project Finance Subsidiary) is a direct obligor or has any Contingent Obligations or (z) any obligations in respect of any Rate Management Transaction or other swap, forward, future or derivative transaction, option or similar transaction) in an outstanding principal amount of $100,000,000 or more in the aggregate (or the equivalent thereof in any currency other than Dollars). “Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder). “Maturity Date” means the fifth anniversary of the Restatement Effective Date, subject to Section 2 of the First Amendment, December 9, 2025, as such date may be extended pursuant to Section 2.20; provided that if such date shall not be a Business Day, then the “Maturity Date” shall be the immediately preceding Business Day. “Maximum Rate” is defined in Section 9.17. “MNPI” means material information concerning the Borrowers or their Affiliates or the securities of any of the foregoing that could reasonably be expected to be material for purposes of the United States federal and state securities laws and that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act of 1933 and the Securities Exchange Act of 1934. “Money Pool Agreements” means, collectively, (a) that certain Fourth Amended Ameren Corporation System Utility Money Pool Agreement, dated as of July 31, 2015, by and among the Company, Ameren Services Company, Union Electric and the Borrowing Subsidiary, as amended, supplemented, restated or substituted from time to time (including the addition of any of their Affiliates as parties thereto), (b) that certain Ameren Corporation System Amended and Restated Non-Regulated Subsidiary Money Pool Agreement, dated as of August 31, 2015, by and among the Company, Ameren Services Company and certain subsidiaries of the Company excluding the Borrowing Subsidiary and Union Electric, as amended, supplemented, restated or substituted from time to time (including the addition of any of their Affiliates, other than the Borrowing Subsidiary and Union Electric and their subsidiaries, as parties thereto) and (c) any similar agreements that may be entered into by the Company and/or any of its subsidiaries from time to time. “Moody’s” is defined in the Pricing Schedule. “Moody’s Rating” is defined in the Pricing Schedule. “MUFG” means MUFG Bank, Ltd. 26 [[5255548v.18]][[5727045]]

“Multiemployer Plan” means, with respect to a Borrower or a Commonly Controlled Entity of such Borrower, a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which either is required to contribute. “Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date). “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” is defined in Section 2.20. “Non-Material Subsidiary” means, with respect to either Borrower, (a) any Inactive Subsidiary and (b) any other Subsidiary of such Borrower which does not constitute a “significant subsidiary” under Regulation S-X promulgated by the SEC as in effect from time to time; provided that, with respect to either Borrower, if the combined consolidated assets or combined consolidated revenues of all such Subsidiaries of such Borrower that are then deemed to be Non-Material Subsidiaries pursuant to clause (b) above, when considered together, represent (i) 15% or more, in aggregate, of the consolidated total assets of such Borrower and its subsidiaries or (ii) 15% or more, in aggregate, of the consolidated revenues of such Borrower and its subsidiaries, in each case as of the end of or for the most recent fiscal year covered by annual financial statements of such Borrower referred to in Section 5.4 or delivered pursuant to Section 6.1 (including by the filing of such financial statements with the SEC in accordance with the provisions of such Section), then such Borrower agrees, within 10 Business Days, by written notice to the Administrative Agent executed by an Authorized Officer of such Borrower or an Authorized Officer of the Company acting on behalf of such Borrower, to designate one or more of such excluded Subsidiaries with consolidated assets or consolidated revenues, as the case may be, at least equal to such excess, and the Subsidiary or Subsidiaries so designated shall for all purposes of this Agreement be deemed no longer to be Non-Material Subsidiaries with respect to such Borrower; provided further that if since the end of such most recent fiscal year a Borrower shall have acquired or created any Subsidiary, or transferred material assets to a Subsidiary that prior to such transfer was a Non-Material Subsidiary, the status of such Subsidiary under this definition shall be determined on a pro forma basis in accordance with the provisions preceding this further proviso as if such Subsidiary had been acquired or created, or such assets had been transferred to such Subsidiary, on the last day of such most recent fiscal year. “Non-U.S. Lender” means a Lender that is not a U.S. Person. “Note” is defined in Section 2.14(d). 27 [[5255548v.18]][[5727045]] “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. (New York time) on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero. “NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means, with respect to either Borrower, all Loans, reimbursement obligations in respect of LC Disbursements, advances, debts, liabilities, obligations, covenants and duties owing by such Borrower to the Administrative Agent, any Issuing Bank, any Lender, the Arrangers, any Affiliate of the foregoing or any indemnitee under the provisions of Section 9.6 or any other provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes all interest, charges, expenses, fees, attorneys’ fees and disbursements, paralegals’ fees (in each case whether or not allowed), and any other sum chargeable to either Borrower under this Agreement or any other Loan Document. “Off-Balance Sheet Liability” of a Person means the principal component of (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any liability under any so-called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person, or (c) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person but, in each case, excluding obligations under Operating Leases and Chapter 100 financing transactions that are not the functional equivalent of or take the place of a borrowing. “Operating Lease” of a Person means any lease of Property by such Person as lessee, or any other agreement conveying to such Person the right to use Property, in each case, that would be characterized as an “operating lease” in accordance with the Agreement Accounting Principles. “Other Benchmark Rate Election” means, if the then-current Benchmark is the LIBO Rate, the occurrence of: (a) a request by the Borrowers to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Borrowers, 28 [[5255548v.18]][[5727045]] Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark interest rate as a benchmark rate, and (b) the Administrative Agent, in its sole discretion, and the Borrowers jointly elect to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrowers and the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or (except in the case of a Recipient that is a Defaulting Lender) sold or assigned pursuant to Section 2.19 an interest in any Loan, Letter of Credit, Commitment or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Participant Register” is defined in Section 12.1(c). “Participants” is defined in Section 12.1(c). “Payment” is defined in Section 10.12(a). “Payment Date” means the last day of each March, June, September and December and, in respect of either Borrower, the Availability Termination Date for such Borrower. “Payment Notice” is defined in Section 10.12(b). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Peno Creek Project” means the Chapter 100 financing transaction and agreements related thereto entered into between Union Electric and the City of Bowling Green, Missouri (the 29 [[5255548v.18]][[5727045]] “City”) pursuant to which (a) Union Electric conveyed to and leased from the City certain land and improvements, including four combustion turbine generating units, and (b) the City issued indebtedness (which was purchased by Union Electric) to finance the acquisition of such Property. “Permitted Securitization” means any sale, grant and/or contribution, or series of related sales, grants and/or contributions, by the Borrowing Subsidiary or any other subsidiary of the Company of Receivables to a trust, corporation or other entity, where the purchase of such Receivables is funded or paid for in whole or in part by the incurrence or issuance by the purchaser, grantee or any successor entity of Indebtedness or securities that are to receive payments from, or that represent interests in, the cash flow derived primarily from such Receivables (provided, however, that “Indebtedness” as used in this definition shall not include Indebtedness incurred by an SPC or another subsidiary of the Company owed to the Company, the Borrowing Subsidiary or any other subsidiary of the Company which (x) represents all or a portion of the purchase price or other consideration paid by the SPC or other subsidiary of the Company for such Receivables or interest therein, except for such Indebtedness that at the time it is incurred is expected to be refinanced within 30 days with the proceeds of investments by Persons that are not Affiliates of the Company in the Indebtedness or securities of an SPC, or (y) is of a nature and amount that is customarily owed by SPCs to sellers of Receivables in the context of true-sale securitization transactions), where (a) any recourse, repurchase, hold harmless, indemnity or similar obligations of the Company, the Borrowing Subsidiary or any other subsidiary of the Company (other than any SPC that is a party to such transaction) in respect of Receivables sold, granted or contributed, or payments made in respect thereof are customary for transactions of this type, and do not prevent the characterization of the transaction as a true sale under applicable laws (including debtor relief laws), (b) any recourse, repurchase, hold harmless, indemnity or similar obligations of any SPC in respect of Receivables sold, granted or contributed, or payments made in respect thereof are customary for transactions of this type and (c) such securitization transaction is, if required by applicable law, authorized pursuant to state legislation specifically authorizing such securitizations and, if such legislation so requires, by an order of the Illinois Commerce Commission. “Person” means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any Governmental Authority. “Plan” means, with respect to either Borrower or a Commonly Controlled Entity of such Borrower at a particular time, any employee benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or Section 412 of the Code and in respect of which such Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Pricing Schedule” means the Schedule identifying the Applicable Margin and Applicable Fee Rate attached hereto and identified as such. 30 [[5255548v.18]][[5727045]]

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board of Governors in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board of Governors (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Rata Share” means, at any time, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment at such time and the denominator of which is the Aggregate Commitment at such time; provided that for purposes of Section 2.21 when a Defaulting Lender shall exist, “Pro Rata Share” shall mean, with respect to a Lender, the percentage of the Aggregate Commitment (disregarding any Defaulting Lender’s Commitment) at such time represented by such Lender’s Commitment at such time. If all the Commitments have terminated, each Lender’s Pro Rata Share shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “Project Finance Subsidiary” means any Subsidiary created for the purpose of obtaining non-recourse (as to the Borrowers and their other subsidiaries which are not Project Finance Subsidiaries) financing for any operating asset that is the sole and direct obligor of Indebtedness incurred in connection with such financing. A Subsidiary shall be deemed to be a Project Finance Subsidiary only from and after the date on which such Subsidiary is expressly designated as a Project Finance Subsidiary to the Administrative Agent by written notice executed by an Authorized Officer of the Company or, if a subsidiary of the Borrowing Subsidiary, the Borrowing Subsidiary; provided that in no event shall the Borrowing Subsidiary be designated or deemed a Project Finance Subsidiary. “Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Rate Management Transaction” of a Person means any transaction linked to one or more interest rates, foreign currencies, or equity prices (including an agreement with respect thereto) now existing or hereafter entered by such Person which is a rate swap, basis swap, forward rate transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof. “Rating” is defined in the Pricing Schedule. 31 [[5255548v.18]][[5727045]] “Receivables” means any (a) accounts receivable, (b) payment intangibles, (c) notes receivable, (d) rights to receive future payments and related rights of the Borrowing Subsidiary or any other subsidiary of the Company in respect of the recovery of deferred power supply costs and/or other costs through charges applied and invoiced to customers of the Borrowing Subsidiary or any other subsidiary of the Company, as authorized by an order of a public utilities commission pursuant to state legislation specifically authorizing the securitization thereof, or (e) any interests in any of the foregoing. “Recipient” means (a) the Administrative Agent, (b) any Lender (and any Lending Installation with respect thereto) and (c) any Issuing Bank, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Rate, the time determined by the Administrative Agent in its reasonable discretion. “Register” is defined in Section 12.1(b). “Regulation D” means Regulation D of the Board of Governors as from time to time in effect and any successor thereto or other regulation or official interpretation of the Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System. “Regulation U” means Regulation U of the Board of Governors as from time to time in effect and any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System. “Regulation X” means Regulation X of the Board of Governors as from time to time in effect and any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, trustees, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors and/or the NYFRB, or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued under Section 4043 of ERISA, other than those events as to which the 30 day notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. § 4043. 32 [[5255548v.18]][[5727045]] “Required Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure and the total unused amount of the Aggregate Commitment at such time. For purposes of this definition, Revolving Credit Exposure of the Lender that is also the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Pro Rata Share of the aggregate outstanding principal amount of the Swingline Loans, but adjusted to give effect to any reallocation under Section 2.21 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the unused Commitment of such Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount. “Reserve Requirement” means, with respect to a LIBOR Advance, the maximum aggregate reserve percentage (including all basic, supplemental, marginal, emergency and other reserves) for the Interest Period of such LIBOR Advance established by the Board of Governors to which the Administrative Agent is subject for Eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). The Reserve Requirement shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restatement Effective Date” means December 9, 2019. “Reuters” means Thomson Reuters Corporation, a corporation incorporated under and governed by the Business Corporations Act (Ontario), Canada, Refinitiv or, in each case, a successor thereto. “Revolving Advance” means an Advance comprised of Revolving Loans. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, such Lender’s LC Exposure and such Lender’s Swingline Exposure at such time. “Revolving Loan” means any Loan made pursuant to Section 2.1. “S&P” is defined in the Pricing Schedule. “S&P Rating” is defined in the Pricing Schedule. “Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent thereafter to lease such Property as lessee. The amount of any Sale and Leaseback Transaction shall be deemed to equal the Attributable Indebtedness in respect thereof. “Sanctioned Country” means, at any time, a country or territory that is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. 33 [[5255548v.18]][[5727045]] Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union, any EU member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person located, operating, organized or resident in a Sanctioned Country or that is the subject or target of any Sanctions or (c) any Person 50% or more owned or controlled by any such Person or Persons. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission. “SOFR” means, with respect a rate per annum equal to any day, the secured overnight financing rate published for such dayas administered by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the NYFRB WebsiteSOFR Administrator. “SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SPC” means (a) a special purpose, bankruptcy-remote Person formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of Receivables in connection with and pursuant to a Permitted Securitization, (b) any Hybrid Vehicle and (c) any special purpose entity formed to effect any issuance of Approved Cost Recovery Bonds. “Specified Officer” of either Borrower means any of the chief executive officer, the president, the chief operating officer, the chief financial officer, the treasurer or any assistant treasurer of such Borrower. “subsidiary” of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its subsidiaries or by such Person and one or more of its subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. “Subsidiary” means, with respect to each Borrower, any subsidiary of such Borrower; provided that, in the case of the Company, “Subsidiary” means only the Borrowing Subsidiary and each other subsidiary of the Company (other than Union Electric and its subsidiaries). Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company. 34 [[5255548v.18]][[5727045]]

“Substantial Portion” means, with respect to the Property of a Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated assets of such Borrower and its subsidiaries or Property which is responsible for more than 10% of the consolidated net sales or of the consolidated net income of such Borrower and its subsidiaries, in each case, as would be shown in the consolidated financial statements of such Borrower and its subsidiaries as at the end of or for the four fiscal quarter period ending with the fiscal quarter immediately prior to the fiscal quarter in which such determination is made (or if financial statements have not been delivered hereunder for that fiscal quarter which ends the four fiscal quarter period, then the financial statements delivered hereunder for the quarter ending immediately prior to that quarter). “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Pro Rata Share of the total Swingline Exposure at such time (excluding, in the case of the Lender that is the Swingline Lender, the portion thereof attributable to the Swingline Loans outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.21 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of the Lender that is the Swingline Lender, the total Swingline Exposure at such time less any portion thereof with respect to which the other Lenders shall have funded their participations in the Swingline Loans. “Swingline Lender” means JPMorgan, in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.3. “Syndication Agent” means each of Barclays and MUFG. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrowers of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 3.3(b) that is not Term SOFR. 35 [[5255548v.18]][[5727045]] “Type” means, with respect to any Advance or Loan, its nature as an ABR Advance or ABR Loan or a LIBOR Advance or LIBOR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Union Electric” means Union Electric Company (d/b/a Ameren Missouri), a Missouri corporation and a subsidiary of the Company. “Union Electric Credit Agreement” means the Amended and Restated Credit Agreement to be entered on or about the date hereof among the Company, Union Electric, the lenders party thereto and JPMorgan, as administrative agent. “Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” is defined in Section 3.5(e)(ii)(B)(3). “Wells Fargo” means Wells Fargo Bank, National Association. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to 36 [[5255548v.18]][[5727045]] convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as including all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply). Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) references herein to “the date hereof” or “the date of this Agreement” shall be deemed to refer to the Restatement Effective Date and (f) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. 1.3. Interest Rates; LIBOR Notification. The interest rate on LIBOR Loans is determined by reference toa Loan may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the LIBO Rate,basis on which is derived from the London interbank offered ratethey are calculated may change. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that,: (a) immediately after the end ofDecember 31, 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) 37 [[5255548v.18]][[5727045]] for purposes of the IBA settingpublication of the 1-week and 2-month Dollar London interbank offered rate settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month Dollar London interbank offered rate settings will permanently cease; and immediately after June 30, 2023, the 1-month, 3-month and 6-month Dollar London interbank offered rate settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of the London interbank offered rate. As a result, it is possible that commencing in 2022, and/or regulators will not take further action that could impact the availability, composition, or characteristics of the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate uponor the currencies and/or tenors for which to determine the interest rate on LIBOR Loans. In light of this eventuality, publicLondon interbank offered rate is published. Each party to this Agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, Section 3.3(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the BorrowerBorrowers, pursuant to Section 3.3(b)(iv), of any change to the reference rate upon which the interest rate on LIBOR Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (ai) any such alternative, successor or replacement rate implemented pursuant to Section 3.3(b), whether upon the occurrence of a Benchmark Transition Event or, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, and (bii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 3.3(b)(ii)), including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rateLIBO Rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the LIBO Rate, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender, any Issuing Bank or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at 38 [[5255548v.18]][[5727045]]

law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.4. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. ARTICLE II THE CREDITS 2.1. Commitment. Subject to the terms and conditions set forth in this Agreement, each Lender severally and not jointly agrees to make Revolving Loans in Dollars to each Borrower from time to time from and including the Restatement Effective Date and prior to the Availability Termination Date for such Borrower; provided that, after giving effect thereto and to any repayments of outstanding Obligations made with proceeds of such Revolving Loans, (a) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Commitment, (b) the Revolving Credit Exposure of any Lender shall not exceed its Commitment and (c) the Borrower Credit Exposure of the Borrower requesting such Revolving Loan shall not exceed the Borrower Sublimit of such Borrower. Each Revolving Loan hereunder shall be made as part of a Revolving Advance consisting of Revolving Loans made by the Lenders ratably in accordance with their Pro Rata Shares of the Aggregate Commitment. Subject to the terms and conditions of this Agreement, each Borrower may, severally and not jointly with the other Borrower, borrow, repay and reborrow Revolving Loans at any time prior to the Availability Termination Date for such Borrower. The commitment of each Lender to lend to a Borrower hereunder shall automatically terminate on the Availability Termination Date for such Borrower. 2.2. Required Payments. Each Borrower, severally and not jointly with the other Borrower, hereby unconditionally promises to pay (a) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of the Availability Termination Date for such Borrower and the date that is 30 days after such Swingline Loan is made; provided that on each date that a Revolving Loan is made to such Borrower, such Borrower shall repay all Swingline Loans made to such Borrower then outstanding, and (b) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan made by such Lender to such Borrower, (i) in the case of the Company, on the Availability Termination Date for the Company and (ii) in the case of the Borrowing Subsidiary, on the earlier of the Availability Termination Date for the Borrowing Subsidiary and (without limiting its ability to reborrow hereunder in accordance with the other terms of this Agreement, including to refinance such Revolving Loans) the date 364 days after the date such Revolving Loan is made. 39 [[5255548v.18]][[5727045]] 2.3. Swingline Loans. (a) Subject to the terms and conditions set forth in this Agreement, the Swingline Lender agrees to make Swingline Loans in Dollars to each Borrower from time to time from and including the Restatement Effective Date and prior to the Availability Termination Date for such Borrower, provided that after giving effect thereto and to any repayments of outstanding Obligations made with proceeds of such Swingline Loans, (i) the aggregate principal amount of the Swingline Loans made to such Borrower and then outstanding shall not exceed $50,000,000, (ii) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Commitment, (iii) the Revolving Credit Exposure of any Lender shall not exceed its Commitment; provided that solely for purposes of this clause (iii), if the Commitment of the Lender that is the Swingline Lender is less than $50,000,000, such Commitment shall be deemed to be $50,000,000, (iv) the Borrower Credit Exposure of the Borrower requesting such Swingline Loan shall not exceed the Borrower Sublimit of such Borrower and (v) in the event the Maturity Date shall have been extended pursuant to Section 2.20, the sum of the LC Exposure attributable to Letters of Credit expiring after any Existing Maturity Date (other than any portion thereof that shall have been cash collateralized in accordance with Section 2.4(i)) and the Swingline Exposure attributable to Swingline Loans maturing after such Existing Maturity Date shall not exceed the sum of the Commitments that shall have been extended pursuant to such extension; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Subject to the terms and conditions of this Agreement, each Borrower may, severally and not jointly with the other Borrower, borrow, repay and reborrow Swingline Loans made to it at any time prior to the Availability Termination Date for such Borrower. The obligation of the Swingline Lender to make Swingline Loans to a Borrower hereunder shall automatically terminate on the Availability Termination Date for such Borrower.To request a Swingline Loan, the applicable Borrower shall submit to the Swingline Lender, with a copy to the Administrative Agent, a completed Borrowing Notice signed by an Authorized Officer of such Borrower, not later than 3:00 p.m. (New York time) on the day of the proposed Swingline Loan. Each such Borrowing Notice shall be irrevocable and shall specify (i) the Borrower requesting such Swingline Loan, (ii) the Borrowing Date, which shall be a Business Day, of such Swingline Loan, (iii) the amount of such Swingline Loan and (iv) the location and number of the account of the applicable Borrower to which funds are to be disbursed or, in the case of any Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.4(e), the identity of the Issuing Bank that has made such LC Disbursement. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from a Borrower. The Swingline Lender shall make each Swingline Loan to be made by it hereunder available to the applicable Borrower by means of a wire transfer to the account specified in such Borrowing Notice or to the applicable Issuing Bank, as the case may be, by 4:00 p.m. (New York City time) on the requested date of such Swingline Loan. (c) The Swingline Lender may, by written notice given to the Administrative Agent not later than 12:00 noon (New York time) on any Business Day, require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate principal amount of the Swingline Loans in which the Lenders will be required to participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Pro Rata Share of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees to pay, promptly upon receipt of notice as provided above (and in any event, if such notice is 40 [[5255548v.18]][[5727045]] received by 12:00 noon (New York City time) on a Business Day, no later than 5:00 p.m. (New York City time) on such Business Day, and if received after 12:00 noon (New York City time) on a Business Day, no later than 10:00 a.m. (New York City time) on the immediately succeeding Business Day), to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Pro Rata Share of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Unmatured Default or any reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the applicable Borrower deemed made pursuant to Section 4.2. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds in the same manner as provided in Section 2.9 with respect to Revolving Loans made by such Lender (and Section 2.9 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the applicable Borrower (or other party on behalf of the applicable Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to repay such Swingline Loan. 2.4. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees to issue, upon request of the Borrowing Subsidiary, Letters of Credit for the Borrowing Subsidiary’s own account or jointly for its own account and the account of any of its subsidiaries and (ii) each Issuing Bank agrees to issue, upon request of the Company, Letters of Credit for the Company’s own account or jointly for its own account and the account of any of its subsidiaries, other than the Borrowing Subsidiary and Union Electric, in each case denominated in Dollars and in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time prior to the earlier of the Availability Termination Date for such Borrower and the LC Commitment Termination Date for such Issuing Bank. The issuance, amendment and extension of Letters of Credit by any Issuing Bank shall be subject to its customary procedures therefor. Each Existing Letter of Credit shall be deemed, for all purposes of this Agreement (including paragraphs (d) and (e) of this Section), to be, and shall constitute, a Letter of Credit issued 41 [[5255548v.18]][[5727045]] hereunder for the account of the applicable Borrower thereunder. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower or any of its subsidiaries to, or entered into by a Borrower or any of its subsidiaries with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. The Borrowing Subsidiary, in the case of clause (i) above, and the Company, in the case of clause (ii) above, unconditionally and irrevocably agrees that, in connection with any Letter of Credit referred to in the applicable clause (and notwithstanding that such Letter of Credit is issued for the joint account of any of its subsidiaries and states that such subsidiary is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such subsidiary in respect of such Letter of Credit), it will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of LC Participation Fees and other fees due under Section 2.6(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Borrowing Subsidiary and the Company each hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of any of its subsidiaries that shall be a joint account party with it in respect of any such Letter of Credit). (b) Notice of Issuance, Amendment or Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit (other than an automatic extension permitted under paragraph (c) of this Section)), the applicable Borrower shall hand deliver or transmit by facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the account party or account parties with respect to such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit, together, in the case of a request for an issuance of a Letter of Credit, with draft language for such Letter of Credit reasonably acceptable to the applicable Issuing Bank. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit, the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (i) the Aggregate Revolving Credit Exposure will not exceed the Aggregate Commitment, (ii) the Revolving Credit Exposure of any Lender will not exceed its Commitment, (iii) the Borrower Credit Exposure of the Borrower requesting such Letter of Credit will not exceed the Borrower Sublimit of such Borrower, (iv) the portion of the LC Exposure attributable to Letters of Credit issued by the applicable Issuing Bank will not, unless such Issuing Bank shall so agree, exceed the LC Commitment of such Issuing Bank, (v) the LC Exposure will not exceed $275,000,000 and (vi) in the event the Maturity Date shall have been extended pursuant to Section 2.20, the sum of the LC Exposure attributable to Letters of Credit expiring after any 42 [[5255548v.18]][[5727045]]

Existing Maturity Date (other than any portion thereof that shall have been cash collateralized in accordance with paragraph (i) of this Section) and the Swingline Exposure attributable to Swingline Loans maturing after such Existing Maturity Date shall not exceed the sum of the Commitments that shall have been extended pursuant to such extension. Notwithstanding the foregoing, no Issuing Bank shall be required to (A) issue, amend or extend any Letter of Credit (w) other than in Dollars, (x) if any order, judgment or decree of any Governmental Authority shall enjoin or restrain, or by its terms purport to enjoin or restrain, such Issuing Bank from issuing, amending or extending such Letter of Credit, (y) if any applicable law or any order, request or directive (whether or not having the force of law) of any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or impose upon such Issuing Bank any restriction, reserve or capital requirement with respect to such Letter of Credit not in effect on the Restatement Effective Date for which such Issuing Bank is not otherwise compensated (or assured to its satisfaction that it will be compensated) hereunder or any unreimbursed loss, cost or expense not applicable to such Issuing Bank on the Restatement Effective Date, which such Issuing Bank deems in good faith to be material to it and for which such Issuing Bank is not otherwise compensated (or assured to its satisfaction that it will be compensated) hereunder, or (z) if, for Letters of Credit to be issued jointly for the account of either Borrower and any of its subsidiaries in accordance with Section 2.4(a), the applicable Issuing Bank has not received documentation that it shall have reasonably requested in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation, with respect to such subsidiaries, (B) issue any Letter of Credit that is a commercial letter of credit (as opposed to a standby letter of credit) if such Issuing Bank shall have advised the applicable Borrower that it is unable or not approved to do so, (C) in the case of any Letter of Credit containing an automatic extension provision, permit the extension of such Letter of Credit if (x) such Issuing Bank would have no obligation, at such time, to issue such Letter of Credit under the terms hereof and (y) the Issuing Bank gives notice of the non-extension thereof to the applicable Borrower and the beneficiary prior to the last date on which, under and pursuant to the terms of such Letter of Credit, such notice will be effective to prevent such renewal or (D) in the case of any amendment or extension (other than pursuant to automatic extension provisions) of any Letter of Credit, if such Issuing Bank would have no obligation, at such time, to issue such Letter of Credit under the terms hereof. If the Required Lenders notify the Issuing Banks that a Default or an Unmatured Default exists with respect to a requesting Borrower and instruct the Issuing Banks to suspend the issuance, amendment or extension of Letters of Credit for the account of such Borrower, no Issuing Bank shall issue, amend or extend (in the case of an automatic extension, only if such notice and instruction is received by the applicable Issuing Bank at least two Business Days prior to the date by which notice of non-extension must be given by such Issuing Bank) any Letter of Credit for the account of such Borrower without the consent of the Required Lenders until such notice is withdrawn by the Required Lenders (and each Lender that shall have delivered such notice agrees promptly to withdraw it at such time as no Default or Unmatured Default exists). (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after such extension) and (ii) the date that is five 43 [[5255548v.18]][[5727045]] Business Days prior to the LC Commitment Termination Date for the applicable Issuing Bank; provided that any Letter of Credit may contain customary automatic extension provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (but not to a date later than the date that is five Business Days prior to the LC Commitment Termination Date for such Issuing Bank, unless otherwise permitted pursuant to the immediately succeeding proviso), subject to a right on the part of such Issuing Bank to prevent any such extension from occurring by giving notice to the beneficiary in advance of any such extension; provided further that, with the prior consent of the applicable Issuing Bank, a Letter of Credit may be issued or extended with an expiration date beyond the fifth Business Day prior to the LC Commitment Termination Date for such Issuing Bank, in which case the applicable Borrower shall deposit, on or prior to the date that is 90 days prior to the LC Commitment Termination Date for such Issuing Bank, in an account with such Issuing Bank, for the benefit of the Lenders and such Issuing Bank, as cash collateral pursuant to documentation reasonably satisfactory to the Administrative Agent and such Issuing Bank, an amount in cash equal to 101% of the aggregate amount of all outstanding Letters of Credit issued for its account by such Issuing Bank that have an expiration date later than the fifth Business Day prior to the LC Commitment Termination Date for such Issuing Bank. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Pro Rata Share of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Lender acknowledges and agrees that (i) its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit, the occurrence and continuance of a Default or an Unmatured Default, any reduction or termination of the Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the applicable Borrower deemed made pursuant to Section 4.2. (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower for the account of which such Letter of Credit was issued, severally and not jointly with the other Borrower, shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 44 [[5255548v.18]][[5727045]] 12:00 noon (New York time) on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m. (New York time) on such date, or, if such notice has not been received by such Borrower prior to such time on such date, then not later than 12:00 noon (New York time), on (i) the Business Day on which such Borrower receives such notice, if such notice is received prior to 10:00 a.m. (New York time) on the day of receipt, or (ii) the Business Day immediately following the day on which such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1 or 2.3 that such payment be financed with an ABR Advance or a Swingline Loan to such Borrower in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Advance or Swingline Loan. If such Borrower fails to make such payment when due, the applicable Issuing Bank shall give prompt notice and details thereof to the Administrative Agent, whereupon the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender’s Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Pro Rata Share of the payment then due from such Borrower, in the same manner as provided in Section 2.9 with respect to Loans made by such Lender (and Section 2.9 shall apply, mutatis mutandis, to the payment obligations of the Lenders under this paragraph), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from such Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to such Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of an ABR Advance or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. Each Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section in respect of Letters of Credit issued for its account shall be several and not joint with the other Borrower, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of the ISP) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders or the Issuing 45 [[5255548v.18]][[5727045]] Banks, or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to release or excuse an Issuing Bank from liability to a Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank’s wrongful honor or rejection of any drawing under such Letter of Credit to the extent arising out of the Issuing Bank’s gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction). In furtherance of the foregoing and without limiting the generality thereof, but subject to any non-waivable provisions of the laws and/or other rules to which a Letter of Credit is subject, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank that is the issuer of such Letter of Credit shall, within the time allowed by applicable law or the specific terms of such Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower by telephone, fax or email (and, in the case of telephonic notice, promptly confirmed by fax or email) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement in respect of any Letter of Credit, then, unless the Borrower for the account of which such Letter of Credit was issued shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date on which such LC Disbursement is made to but excluding the date on which such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Advances made to such Borrower; provided that, if such Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12 shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent 46 [[5255548v.18]][[5727045]]

of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the applicable Borrower reimburses the applicable LC Disbursement in full. (i) Cash Collateralization. If (i) a Default under Section 7.2 with respect to a Borrower shall occur and be continuing or (ii) any other Default with respect to a Borrower shall occur and be continuing and the Required Lenders shall have terminated the Commitments insofar as they are available to such Borrower or accelerated the maturity of any Loans of such Borrower, in either case as a result of such Default (and unless and until any such termination or acceleration has been rescinded), then on the Business Day that such Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposures representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 101% of the portion of the LC Exposure as of such date attributable to Letters of Credit issued for the account of such Borrower; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Default with respect to such Borrower described in Section 7.6 or 7.7. The Borrowers shall also deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.21. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made only if and to the extent requested by the applicable Borrower and then only at the option and sole discretion of the Administrative Agent, and all at such Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements under outstanding Letters of Credit issued for the account of the applicable Borrower for which it has not been reimbursed, together with related fees, costs and customary processing charges and, to the extent not so applied and subject to the return thereof required as set forth below, shall be held for the satisfaction of future reimbursement obligations under Letters of Credit issued for the account of such Borrower or, if the maturity of the Loans has been accelerated (but subject to (x) the consent of such Lenders with LC Exposures representing greater than 50% of the total LC Exposure and (y) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other Obligations of such Borrower under this Agreement. If either Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of any event specified in clause (i) or (ii) above with respect to such Borrower, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Defaults with respect to such Borrower have been cured or waived and, if Loans or other Obligations (other than any unasserted contingent indemnity claims) of such Borrower have been accelerated, all such Loans and other Obligations of such Borrower have been repaid (or such acceleration has been rescinded). If either Borrower is required to provide an amount of cash collateral hereunder 47 [[5255548v.18]][[5727045]] pursuant to Section 2.21, such amount (to the extent not applied as aforesaid), shall be returned to such Borrower as provided in such Section. If at any time the cash collateral of either Borrower shall exceed 101% of such portion of the LC Exposure as of such date attributable to Letters of Credit issued for the account of such Borrower, the Administrative Agent shall apply such excess funds to the payment of such Borrower’s outstanding Obligations (other than contingent Obligations in respect of Letters of Credit that are fully collateralized and unasserted contingent indemnification claims) or (x) if no such Obligations are then due and owing and no Default with respect to such Borrower shall exist, shall release such excess funds to such Borrower or (y) if no such Obligations are outstanding (other than contingent Obligations in respect of Letters of Credit which are fully collateralized and unasserted contingent indemnification claims), such excess amount shall be released to such Borrower notwithstanding the existence of a Default in respect of such Borrower. (j) Designation of Additional Issuing Banks; Termination of Appointment of Issuing Banks. From time to time, the Borrowers may, by notice to the Administrative Agent and the Lenders, designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an “Issuing Bank Agreement”), which shall be in a form satisfactory to the Borrowers and the Administrative Agent, shall set forth the LC Commitment of such Lender and shall be executed by such Lender, the Borrowers and the Administrative Agent and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an Issuing Bank. If the Maturity Date shall be extended beyond the LC Commitment Termination Date of any Issuing Bank that is a Non-Extending Lender, the appointment of such Issuing Bank shall be terminated effective as of the Existing Maturity Date, at which time the Borrowers shall pay any unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.6(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all rights as an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue, amend or extend any Letters of Credit. (k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent, upon the reasonable request of the Administrative Agent, periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions and amendments, all expirations and cancelations and all disbursements and reimbursements. (l) LC Exposure Determination. For all purposes of this Agreement, (i) the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination, and (ii) if on any date of 48 [[5255548v.18]][[5727045]] determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the applicable Borrower and each Lender hereunder shall remain in full force and effect until the Issuing Banks and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. 2.5. Types of Advances. Revolving Advances may be ABR Advances or LIBOR Advances, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.9 and 2.10. Swingline Loans may only be ABR Loans. 2.6. Facility Fee; Letter of Credit Fees; Reductions in Aggregate Commitment and Borrower Sublimits. (a) Facility Fee. Subject to Section 2.21, each Borrower agrees, severally and not jointly with the other Borrower, to pay to the Administrative Agent for the account of each Lender a facility fee (the “Facility Fee”) at a per annum rate equal to such Borrower’s Applicable Fee Rate on its Contribution Percentage of the amount of such Lender’s Commitment (whether used or unused) from and including the Restatement Effective Date to and including the Availability Termination Date for such Borrower, payable quarterly in arrears on each Payment Date, commencing on the first Payment Date to occur after the Restatement Effective Date; provided, that if any Lender continues to have Revolving Credit Exposure attributable to such Borrower hereunder after the Availability Termination Date for such Borrower (excluding any such Revolving Credit Exposure in respect of LC Exposure which is cash collateralized hereunder), then the Facility Fee shall continue to accrue on the aggregate principal amount of such Revolving Credit Exposure until such Lender ceases to have any such Revolving Credit Exposure, and shall be payable on demand. (b) Letter of Credit Fees. Each Borrower agrees, severally and not jointly with the other Borrower, to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit issued for the account of such Borrower (the “LC Participation Fee”), which shall accrue at a per annum rate equal to such Borrower’s Applicable Fee Rate on the average daily amount of that portion of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to Letters of Credit issued for the account of such Borrower during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any such LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between such Borrower and such Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank for the account of such Borrower (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but 49 [[5255548v.18]][[5727045]] excluding the later of the date of termination of such Issuing Bank’s LC Commitment and the date on which there ceases to be any such LC Exposure attributable to Letters of Credit issued by such Issuing Bank for such Borrower, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit issued by such Issuing Bank for the account of such Borrower or processing of drawings thereunder. LC Participation Fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees accrued for the account of such Borrower shall be payable on the Availability Termination Date for such Borrower and any such fees accruing after the Availability Termination Date for such Borrower shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable promptly upon receipt of an invoice therefor in reasonable detail. (c) Termination of and Reductions in Aggregate Commitment and Borrower Sublimits. Unless previously terminated, the Commitments will automatically terminate on the Maturity Date. The Company (on behalf of itself and the Borrowing Subsidiary) may permanently reduce (subject to its right pursuant to Section 2.22 to subsequently increase) the Aggregate Commitment (with or without reducing either Borrower’s Sublimit), and (without limiting the foregoing) the Borrowing Subsidiary or the Company, as applicable, may permanently reduce its Borrower Sublimit (with or without reducing the Aggregate Commitment), in each case, in whole or in part and without penalty or premium, in integral multiples of $5,000,000, upon at least three Business Days’ written notice to the Administrative Agent, which notice shall specify, as applicable, (i) the aggregate amount of any such reduction and/or (ii) the individual amount by which the applicable Borrower Sublimit shall be reduced; provided, however, that (A) the amount of the Aggregate Commitment may not be reduced below the Aggregate Revolving Credit Exposure and (B) the Borrower Sublimit of either Borrower may not be reduced below the Borrower Credit Exposure of such Borrower, in each case, giving effect to any prepayment to be made on such date. Any reduction of the Aggregate Commitment under this paragraph (other than the first sentence hereof) shall reduce ratably the Commitments of all the Lenders. 2.7. Minimum Amount of Each Advance. Each LIBOR Advance shall be in the minimum amount of $5,000,000 (and in a multiple of $1,000,000 if in excess thereof), and each ABR Advance (including each Swingline Loan) shall be in the minimum amount of $5,000,000 (and in a multiple of $1,000,000 if in excess thereof); provided, however, that (i) any ABR Advance (including any Swingline Loan) to a Borrower may be in the amount that is required to finance the reimbursement by such Borrower of an LC Disbursement as contemplated by Section 2.4(e) and (ii) any ABR Advance to a Borrower may be in the amount equal to the lesser of the Available Aggregate Commitment and the amount by which the Borrower Sublimit of such Borrower exceeds the Borrower Credit Exposure of such Borrower. 2.8. Optional Principal Payments. Each Borrower may from time to time pay, without penalty or premium, all outstanding ABR Revolving Advances of such Borrower, or any portion of such outstanding ABR Revolving Advances in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least one Business Day’s prior notice to the Administrative Agent. Each Borrower may from time to time pay, without penalty 50 [[5255548v.18]][[5727045]]

or premium, all outstanding Swingline Loans of such Borrower, or any portion of such outstanding Swingline Loans in a minimum aggregate amount of $1,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least one Business Day’s prior notice to the Swingline Lender and the Administrative Agent. Each Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding LIBOR Advances of such Borrower, or any portion of such outstanding LIBOR Advances in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least three Business Days’ prior notice to the Administrative Agent. Any optional payment of any Revolving Advance under this Section shall be applied ratably to the Revolving Loans of all the Lenders comprising such Revolving Advance. Failure to make any optional payment of Advances under this Section on the date specified by the applicable Borrower to the Administrative Agent or, if applicable, the Swingline Lender shall not constitute a Default. 2.9. Method of Selecting Types and Interest Periods for New Revolving Advances; Funding of Loans. The applicable Borrower shall select the Type of each Revolving Advance and, in the case of each LIBOR Advance, the Interest Period applicable thereto; provided that there shall be no more than five Interest Periods in effect with respect to all of the Revolving Loans of any single Borrower at any time, unless such limit has been waived by the Administrative Agent in its sole discretion. To request a Revolving Advance, the applicable Borrower shall submit to the Administrative Agent a completed Borrowing Notice signed by an Authorized Officer of such Borrower not later than 1:00 p.m. (New York time) on the Borrowing Date of each ABR Advance or on the third Business Day before the Borrowing Date for each LIBOR Advance. Each such Borrowing Notice shall be irrevocable and shall specify: (i) the Borrower requesting such Advance, (ii) the Borrowing Date, which shall be a Business Day, of such Advance, (iii) the aggregate amount of such Advance, (iv) the Type of Advance selected, (v) in the case of each LIBOR Advance, the Interest Period applicable thereto, and (vi) the location and number of the account of the applicable Borrower to which funds are to be disbursed or, in the case of an ABR Advance requested to finance the reimbursement of an LC Disbursement as provided in Section 2.4(e), the identity of the Issuing Bank that has made such LC Disbursement. The Administrative Agent shall provide written notice to each Lender of each request for borrowing under this Section 2.9 by 2:00 p.m. (New York time) on the Borrowing Date for each ABR Advance or on the third Business Day prior to the Borrowing Date for each LIBOR Advance, as applicable. Not later than 3:00 p.m. (New York time) on each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans in immediately available funds at such account of the Administrative Agent as the Administrative Agent shall have most recently specified for such purpose by notice to the Lenders. The Administrative 51 [[5255548v.18]][[5727045]] Agent will promptly make the funds so received from the Lenders available to such Borrower by remitting such funds to an account of such Borrower designated by such Borrower in the applicable Borrowing Notice; provided that ABR Advances made to refinance the reimbursement of an LC Disbursement as provided in Section 2.4(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank specified by such Borrower in the applicable Borrowing Notice. 2.10. Conversion and Continuation of Outstanding Revolving Advances; No Conversion or Continuation of LIBOR Advances After Default. ABR Advances shall continue as ABR Advances unless and until such ABR Advances are converted into LIBOR Advances pursuant to this Section 2.10 or are repaid in accordance with Section 2.8. Each LIBOR Advance shall continue as a LIBOR Advance until the end of the then applicable Interest Period therefor, at which time such LIBOR Advance shall be automatically converted into a LIBOR Advance with an Interest Period of one month (unless such conversion would otherwise be prohibited hereunder, in which case such LIBOR Advance shall be converted into an ABR Advance) unless (x) such LIBOR Advance is or was repaid in accordance with Section 2.8 or (y) the applicable Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such LIBOR Advance either continue as a LIBOR Advance for the same or another Interest Period or be converted to an ABR Advance. Subject to the terms of Section 2.7, a Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that any conversion of any LIBOR Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. Notwithstanding anything to the contrary contained in this Section 2.10, during the continuance of a Default with respect to a Borrower, the Administrative Agent may (or shall at the direction of the Required Lenders), by notice to such Borrower, declare that no Advance of such Borrower may be made, converted or continued as a LIBOR Advance; provided that no such notice shall be required in the case of a Default with respect to a Borrower described in Section 7.6 or 7.7, and during the continuance of such Default no Advance of such Borrower may be made, converted or continued as a LIBOR Advance. To request any conversion of an ABR Advance to a LIBOR Advance, continuation of a LIBOR Advance or conversion of a LIBOR Advance to an ABR Advance, the applicable Borrower shall submit to the Administrative Agent a completed Conversion/Continuation Notice signed by an Authorized Officer of such Borrower not later than 1:00 p.m. (New York time) at least three Business Days prior to the date of the requested conversion or continuation. Each Conversion/Continuation Notice shall be irrevocable and shall specify: (i) the requested date, which shall be a Business Day, of such conversion or continuation, (ii) the aggregate amount and Type of the Revolving Advance to be converted or continued, and (iii) the amount of the Revolving Advance to be converted into or continued as a LIBOR Advance and the duration of the Interest Period applicable thereto. 52 [[5255548v.18]][[5727045]] This Section 2.10 shall not apply to Swingline Loans, which may not be converted or continued. 2.11. Interest Rates, etc.Each ABR Advance (including each Swingline Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made to (but excluding) the date it is paid or is converted into a LIBOR Advance pursuant to Section 2.10, as applicable, at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin applicable to such Borrower for such day. Changes in the rate of interest on any Advance maintained as an ABR Advance will take effect simultaneously with each change in the Alternate Base Rate. Each LIBOR Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the first day of the Interest Period applicable thereto to (but excluding) the earlier of the last day of such Interest Period or the date it is paid, at a rate per annum equal to the Adjusted LIBO Rate applicable to such Interest Period plus the Applicable Margin applicable to such Borrower for such day. 2.12. Rates Applicable After Default. Notwithstanding the foregoing, if any principal of any Loan is not paid when due, or if any interest on any Loan or any fee or other amount payable by either Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise (in each case, after giving effect to any applicable grace period with respect to such payment), such overdue amount shall bear interest, commencing on the day after such amount shall have become due in the case of principal and on the second Business Day after such amount shall have become due (in each case, after giving effect to any applicable grace period with respect to such payment) in the case of other amounts, after as well as before judgment, at a rate per annum equal to (a) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in Section 2.11 or (b) in the case of any other amount, 2% per annum plus the rate applicable to ABR Advances to such Borrower as provided in Section 2.11. 2.13. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to such account of the Administrative Agent as shall be specified in writing by the Administrative Agent reasonably in advance of the date any such payment is required to be made, by 12:00 noon (New York time) on the date when due; provided that payments specified hereunder to be made directly to any Issuing Bank or the Swingline Lender shall be so made to such account of such Issuing Bank or the Swingline Lender, as the case may be, as shall be specified in writing by it reasonably in advance of the date any such payment is required to be made. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received. All payments hereunder and under the other Loan Documents shall be made in Dollars. The Administrative Agent is hereby authorized, at any time when a Default shall have occurred and be continuing, to charge the respective accounts of each Borrower maintained with JPMorgan for each payment of principal, interest and fees owed by such Borrower as such payment becomes due hereunder. 53 [[5255548v.18]][[5727045]] 2.14. Noteless Agreement; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender to such Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall also maintain accounts in which it will record (i) the date and the amount of each Loan made to each Borrower hereunder, the Type thereof and the Interest Period (in the case of a LIBOR Advance) with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (iii) the effective date of and amount assigned pursuant to each Assignment and Assumption delivered to and accepted by it pursuant to Section 12.1 and the parties thereto, (iv) the amount of any sum received by the Administrative Agent hereunder from each Borrower and each Lender’s share thereof and (v) all other appropriate debits and credits as provided in this Agreement, including all fees, charges, expenses and interest. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence absent manifest error of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of such Borrower to repay the Obligations in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a promissory note in substantially the form of Exhibit D (a “Note”). In such event, the applicable Borrower shall prepare, execute and deliver to such Lender such Note payable to such Lender. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 12.1) be represented by one or more Notes payable to the payee named therein, except to the extent that any such Lender subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced by a Note. 2.15. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each ABR Advance (other than any Swingline Loan) shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the Restatement Effective Date, on any date on which such ABR Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Swingline Loan shall be payable in arrears on the date on which such Swingline Loan is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each LIBOR Advance shall be payable on the last day of each applicable Interest Period, on any date on which such LIBOR Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each LIBOR Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on LIBOR Advances and fees hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on ABR Advances (including Swingline Loans), at times when the Alternate Base Rate is based on the Prime Rate, shall be calculated for actual days elapsed on the basis of a 365/366-day year, and in each other case shall be calculated for the actual number of days elapsed on the basis of a 360-day year. Interest shall 54 [[5255548v.18]][[5727045]]

be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (New York time) at the place of payment. If any payment of principal of or interest on an Advance, any fees or any other amounts payable to the Administrative Agent, any Issuing Bank or any Lender hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment. 2.16. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions; Availability of Loans. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment or Borrower Sublimit reduction notice, Borrowing Notice, Conversion/Continuation Notice and repayment notice received by it hereunder. The Administrative Agent will notify the applicable Borrower and each Lender of the interest rate applicable to each LIBOR Advance promptly upon determination of such interest rate and will give each Borrower and each Lender prompt notice of each change in the Alternate Base Rate. 2.17. Lending Installations. Each Lender may, subject to its obligations under Section 3.7, book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Borrowers in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made. 2.18. Non-Receipt of Funds by the Administrative Agent. Unless the applicable Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or any payment under Section 2.4(e) or (ii) in the case of a Borrower, a payment of principal, interest, fees or other amounts to the Administrative Agent for the account of the Lenders or the Issuing Banks, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Issuing Bank or such Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available, together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender or an Issuing Bank, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (y) in the case of payment by a Borrower, if such payment is of a principal, the interest rate applicable to the relevant Loan or, otherwise, the interest rate applicable to the ABR Loans for such Borrower. 55 [[5255548v.18]][[5727045]] 2.19. Replacement of Lender. If (a) either Borrower is required pursuant to Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or, in the case of Section 3.5, to any Governmental Authority for the account of any Lender, (b) any Lender is a Non-Extending Lender, (c) any Lender is a Defaulting Lender or has a direct or indirect parent company that is the subject of a Bankruptcy Event, (d) any Lender invokes Section 9.2 or (e) any Lender has advised that it will not consent to any waiver or amendment of this Agreement that requires the approval of all the Lenders or all affected Lenders and, upon the replacement of such non-consenting Lender, the Lender replacing such non-consenting Lender shall consent to any such waiver or amendment and such approval (as to all Lenders or as to all affected Lenders, as applicable) shall be obtained (any Lender subject to any of the foregoing clauses (a), (b), (c), (d) or (e) being an “Affected Lender”), the Borrowers may elect (i) in the case of the foregoing clauses (a), (b), (c), (d) or (e) (but only if such additional payment continues to be required, such Lender continues to be a Non-Extending Lender, such Lender continues to be a Defaulting Lender or the direct or indirect parent company of such Lender continues to be the subject of a Bankruptcy Event, Section 9.2 continues to be invoked or such Lender continues to be a non-consenting Lender), to terminate the Commitment of such Affected Lender (without affecting the Commitments of the other Lenders) or (ii) in all cases, to replace such Affected Lender and its Commitment (including with one or more Lenders (which may be current Lenders) having lesser, equivalent or greater aggregate Commitments than those of the Affected Lenders being so replaced); provided that (A) in the case of any termination of the Commitment of an Affected Lender, no Default or Unmatured Default shall have occurred and be continuing at the time of such termination, (B) in the case of any replacement of an Affected Lender, one or more Eligible Assignees which are approved by the Borrowers, the Administrative Agent, the Swingline Lender and each Issuing Bank (such approval not to be unreasonably withheld, conditioned or delayed) shall purchase for cash at face amount the Revolving Credit Exposure and assume the Commitment and all other obligations of such Affected Lender as of the time of such replacement, in each case, in accordance with Section 12.1, and (C) in the case of any termination of the Commitment or replacement of an Affected Lender, each Borrower shall pay to such Affected Lender in immediately available funds on the day of termination or replacement, to the extent not paid by a replacement Lender pursuant to the preceding clause (B), all principal, interest, fees and other amounts (other than unasserted contingent indemnity obligations) then outstanding or accrued but unpaid for the account of such Affected Lender to the extent constituting Obligations of such Borrower hereunder, including payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and, except in the case of a Defaulting Lender, an amount, if any, equal to the payment which would have been due to such Lender on the day of such termination or replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date pursuant to Section 2.8. Each party hereto agrees that an assignment required pursuant to this Section 2.19 may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee and that the Affected Lender required to make such assignment need not be a party thereto. Notwithstanding the foregoing, the Borrowers may not terminate the Commitment of an Affected Lender if, after giving effect to such termination, (x) the Aggregate Revolving Credit Exposure would exceed the Aggregate Commitment or (y) the Borrower Credit Exposure of either Borrower would exceed the Borrower Sublimit of such Borrower, in each case, giving effect to all prepayments of the Obligations to be made in connection therewith. 56 [[5255548v.18]][[5727045]] 2.20. Extension of Maturity Date. The Company, on behalf of both Borrowers, may, on not more than two occasions since the Restatement Effective Date, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) delivered not fewer than 45 days, and not more than 90 days (or such shorter or longer period, respectively, as may otherwise be agreed to by the Administrative Agent and the Company), before any anniversary of the Restatement Effective Date, request (an “Extension Request”) that the Lenders extend the then effective Maturity Date (the “Existing Maturity Date”) for an additional period of one year from the Existing Maturity Date, effective as of a date specified in such notice; provided that (x) the Company may not make more than one Extension Request in any period of 12 consecutive months and (y) the Maturity Date, as so extended, may not be more than five years from the date of effectiveness of such extension. Each Lender shall, by notice to the Company and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Company’s notice, advise the Company whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called an “Extending Lender” and each Lender declining to agree to a requested extension being called a “Non-Extending Lender”). Any Lender that has not so advised the Company and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Non-Extending Lender. If Lenders constituting the Required Lenders shall have agreed to a Maturity Date extension requestan Extension Request, then the Maturity Date shall, as to the Extending Lenders, be extended to the first anniversary of the Existing Maturity Date. The decision of any Lender to agree or withhold agreement to any extension requestExtension Request shall be at the sole discretion of such Lender. The Commitment of any Non-Extending Lender shall terminate on the Existing Maturity Date. The principal amount of any outstanding Loans made by the Non-Extending Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the accounts of the Non-Extending Lenders hereunder, shall (in each case, solely with respect to the Non-Extending Lenders and no other Lenders) be due and payable on the Existing Maturity Date, and on the Existing Maturity Date each Borrower shall also make such other prepayments of its Loans as shall be required in order that, after giving effect to such prepayments and to the termination of the Commitments of, and all payments to, the Non-Extending Lenders pursuant to this sentence, (a) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Commitment, (b) the Revolving Credit Exposure of any Lender shall not exceed its Commitment and (c) the Borrower Credit Exposure of either Borrower shall not exceed the Borrower Sublimit of such Borrower. Notwithstanding the foregoing, no extension of the Maturity Date shall become effective under this Section unless (i) on the effective date of such extension, the conditions set forth in Section 4.2 (it being understood and agreed that (A) all references to the “Credit Extension Date” therein shall be deemed to refer to such effective date, (B) all references to a “Credit Extension” therein shall be deemed to refer to such extension and (C) all references to the “Restatement Effective Date” in (x) Section 4.2(b) as it relates to Sections 5.5, 5.7 and 5.11 and (y) in Sections 5.5, 5.7 and 5.11 shall be deemed to refer to such effective date for purposes of determining satisfaction of the conditions set forth in Section 4.2 as of such date) shall be satisfied as of such date and (ii) the Administrative Agent shall have received a certificate to that effect dated such effective date and executed by an Authorized Officer of the Company. Notwithstanding any other provision of this Agreement, the Swingline Lender shall have no obligation to make or continue a Swingline Loan after the Existing Maturity Date unless the Swingline Lender shall have consented to the applicable Maturity Date extensionExtension 57 [[5255548v.18]][[5727045]] Request (such consent to be deemed given if the Swingline Lender is an Extending Lender) and no Issuing Bank shall have any obligation to issue any Letter of Credit expiring after the Existing Maturity Date, or to amend or extend any Letter of Credit such that it would expire after the Existing Maturity Date, unless such Issuing Bank shall have consented to the applicable Maturity Date extensionExtension Request (such consent to be deemed given if such Issuing Bank is an Extending Lender). In connection with any extension of the Maturity Date under this Section 2.20, the Administrative Agent and the Borrowers may, without the consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.20; provided that the Administrative Agent shall post such amendment to the Lenders (which may be posted to the approved Electronic System) reasonably promptly after the effectiveness thereof. 2.21. Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply: (i) Facility Fees shall cease to accrue on the unused portion of such Defaulting Lender’s Commitment. (ii) The Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or other requisite Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.2); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender shall require, except as otherwise provided in Section 8.2, the consent of such Defaulting Lender. (iii) Unless a Default or an Unmatured Default shall have occurred and be continuing, all or any part of such Defaulting Lender’s Swingline Exposure and LC Exposure (other than (x) any portion of such Swingline Exposure referred to in clause (b) of the definition of the term “Swingline Exposure” and (y) any portion of such Swingline Exposure or LC Exposure with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.3(c) or Sections 2.4(d) and 2.4(e), as applicable) shall be reallocated among the Non-Defaulting Lenders in accordance with their Pro Rata Shares of the Aggregate Commitment, but only to the extent that such reallocation does not result in the Revolving Credit Exposure of any Non-Defaulting Lender exceeding such Non-Defaulting Lender’s Commitment. (iv) If the Swingline Exposure or the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (iii) above, then the Facility Fees and the LC Participation Fees payable to the Lenders pursuant to Section 2.6 shall be adjusted to give effect to such reallocation. (v) If (or to the extent that) the reallocation described in clause (iii) above cannot, or can only partially, be effected, each Borrower shall, within one Business Day 58 [[5255548v.18]][[5727045]]

following notice by the Administrative Agent, (x) first, prepay such Borrower’s Swingline Loans in an amount corresponding to the portion of such Defaulting Lender’s non-reallocated Swingline Exposure that is attributable to the Swingline Loans made to such Borrower (other than any portion thereof referred to in the first parenthetical clause in such clause (iii) above) and (y) second, cash collateralize for the benefit of the Issuing Banks such Borrower’s obligations corresponding to the portion of such Defaulting Lender’s non-reallocated LC Exposure that is attributable to Letters of Credit issued for the account of such Borrower (other than any portion thereof referred to in the first parenthetical clause in such clause (iii) above) in accordance with the procedures set forth in Section 2.4(i) for so long as such non-reallocated LC Exposure is outstanding or as otherwise provided pursuant to Section 2.21(c). (vi) If a Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (v) above, such Borrower shall not be required to pay any LC Participation Fees to such Defaulting Lender pursuant to Section 2.6(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized. (vii) If all or any portion of such Defaulting Lender’s Swingline Exposure subject to reallocation is neither reallocated pursuant to clause (iii) above nor reduced pursuant to clause (v) above, then, without prejudice to any rights or remedies of the Swingline Lender or any other Lender hereunder, all Facility Fees that otherwise would have been payable pursuant to Section 2.6(a) to such Defaulting Lender (solely with respect to such Swingline Exposure or with respect to the portion of such Defaulting Lender’s Commitment utilized by such Swingline Exposure) shall be payable to the Swingline Lender until and to the extent that such Swingline Exposure is reallocated and/or reduced to zero. (viii) If all or any portion of such Defaulting Lender’s LC Exposure subject to reallocation is neither reallocated pursuant to clause (iii) above nor cash collateralized pursuant to clause (v) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all Facility Fees that otherwise would have been payable pursuant to Section 2.6(a) to such Defaulting Lender (solely with respect to such LC Exposure or with respect to the portion of such Defaulting Lender’s Commitment utilized by such LC Exposure) and LC Participation Fees that otherwise would have been payable pursuant to Section 2.6(b) to such Defaulting Lender with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized. (ix) The Administrative Agent shall adjust the allocation of payments hereunder to ensure that a Defaulting Lender does not receive payment in respect of any Loan 59 [[5255548v.18]][[5727045]] or LC Disbursement that it did not fund or to reflect any of the actions or adjustments referred to in this Section 2.21. (b) So long as a Lender is a Defaulting Lender, the Swingline Lender shall not be required to make any Swingline Loan and no Issuing Bank shall be required to issue, amend or extend any Letter of Credit, unless, in each case, it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Swingline Exposure and LC Exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the applicable Borrower in accordance with Section 2.21(a), and participating interests in any such newly made Swingline Loan or newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.21(a)(iii) (and such Defaulting Lender shall not participate therein). (c) If (i) a Bankruptcy Event with respect to the parent company of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Bank shall have a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to make any Swingline Loan and such Issuing Bank shall not be required to issue, amend or extend any Letter of Credit, unless the Swingline Lender or such Issuing Bank, as the case may be, shall have entered into arrangements with the applicable Borrower or such Lender reasonably satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to mitigate the risk to it in respect of such Lender failing to satisfy its participating interest therein. (d) In the event that the Administrative Agent, each Borrower, the Swingline Lender and each Issuing Bank shall agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Revolving Loans and such funded participations in Swingline Loans and LC Disbursements of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold the Revolving Loans and such participations in accordance with its Pro Rata Share, whereupon such Lender shall cease to be a Defaulting Lender (but shall not be entitled to receive any fees ceasing to accrue or which were reallocated during the period when it was a Defaulting Lender as set forth in this Section 2.21 and all amendments, waivers or other modifications effected without its consent in accordance with the provisions of Section 8.2 and this Section 2.21 during such period shall be binding on it), and all cash collateral then being held pursuant to Section 2.21(a)(v) in connection with the LC Exposure of such Defaulting Lender shall be released and returned to the applicable Borrower. (e) Except as expressly provided in this Section 2.21 in connection with the obligations of the Swingline Lender and the Issuing Banks, the obligation of each Lender and Issuing Bank to fund the full amount of its Commitment and to make Loans and other extensions of credit hereunder shall not be released or diminished in any respect by any other Lender becoming a Defaulting Lender. 60 [[5255548v.18]][[5727045]] (f) None of the foregoing provisions of this Section 2.21 shall be deemed to effect, diminish or release any rights, claims or causes of action the Borrowers, the Administrative Agent, the Swingline Lender, the Issuing Banks or any Non-Defaulting Lender may have against any Lender that becomes a Defaulting Lender. 2.22. Commitment Increases. (a) The Borrowers may from time to time (and more than one time), by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), executed by the Borrowers and one or more financial institutions (any such financial institution referred to in this Section being called an “Augmenting Lender”), which may include any Lender, cause new Commitments to be extended by the Augmenting Lenders or cause the existing Commitments of the Augmenting Lenders to be increased, as the case may be (the aggregate amount of such increase for all Augmenting Lenders on any single occasion being referred to as a “Commitment Increase”), in an amount for each Augmenting Lender set forth in such notice; provided that (i) the amount of each Commitment Increase shall be not less than $10,000,000, except to the extent necessary to utilize the remaining unused amount of increase permitted under this Section 2.22(a) and (ii) the Aggregate Commitment shall not exceed $1,300,000,000 after giving effect to the effectiveness of any Commitment Increase. The decision of any Lender to become an Augmenting Lender shall be at the sole discretion of such Lender. Each Augmenting Lender (other than an existing Lender) shall be subject to the approval of the Administrative Agent, the Swingline Lender and each Issuing Bank (which approval shall not be unreasonably withheld, conditioned or delayed) and shall not be subject to the approval of any other Lenders, and the Borrowers and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence the Commitment of such Augmenting Lender and/or its status as a Lender hereunder (such documentation in respect of any Commitment Increase together with the notice of such Commitment Increase being referred to collectively as the “Commitment Increase Amendment” in respect of such Commitment Increase). (b) Upon each Commitment Increase pursuant to this Section, (i) each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Augmenting Lender providing a portion of such Commitment Increase, and each such Augmenting Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to such Commitment Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit held by each Lender (including each such Augmenting Lender) will (subject to Section 2.21) equal such Lender’s Pro Rata Share and (ii) if, on the date of such Commitment Increase, there are any Revolving Loans outstanding, the parties hereto shall, at the request of the Administrative Agent, take actions agreed upon by the Administrative Agent and the Company that will result, within a period acceptable to the Administrative Agent and the Company, in the outstanding Revolving Loans being held by the Lenders ratably in accordance with their Commitments. In determining the actions to be taken (which may include the prepayment and reborrowing of all or a portion of such Revolving Loans and/or the making of Revolving Loans on a non-pro-rata basis by Augmenting Lenders for the balance of Interest 61 [[5255548v.18]][[5727045]] Periods in progress and at rates reflecting the Adjusted LIBO Rate at the time for loans of such duration), the Administrative Agent and the Lenders will endeavor to minimize breakage costs for which the Borrowers must compensate the Lenders to the extent practicable without undue complexity or administrative burdens on the Administrative Agent or the Lenders. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (c) Commitment Increases and new Commitments created pursuant to this Section 2.22 shall become effective on the date specified in the notice delivered by the Borrowers pursuant to the first sentence of paragraph (a) above or on such other date as agreed upon by the Borrowers, the Administrative Agent and the applicable Augmenting Lenders. (d) Notwithstanding the foregoing, no increase in the Commitments (or in any Commitment of any Lender) or addition of an Augmenting Lender shall become effective under this Section unless (i) on the date of such increase, the conditions set forth in Section 4.2 (it being understood and agreed that (A) all references to the “Credit Extension Date” therein shall be deemed to refer to the date of such Commitment Increase, (B) all references to a “Credit Extension” therein shall be deemed to refer to such Commitment Increase and (C) all references to the “Restatement Effective Date” in (x) Section 4.2(b) as it relates to Sections 5.5, 5.7 and 5.11 and (y) Sections 5.5, 5.7 and 5.11 shall be deemed to refer to the date of such Commitment Increase for purposes of determining satisfaction of the conditions set forth in Section 4.2 as of such date) shall be satisfied as of such date and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Company, and (ii) the actions referred to in paragraph (b)(ii) of this Section 2.22 shall have been agreed upon by the Administrative Agent and the Company (provided, however, that the prepayment and reborrowing on the date of such Commitment Increase of all Revolving Loans then outstanding shall be deemed to satisfy the condition specified in this clause (ii)). In connection with any Commitment Increase under this Section 2.22, the Administrative Agent and the Borrowers may, without the consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.22. 62 [[5255548v.18]][[5727045]]

2.23. Telephonic Notices. Each Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of such Borrower, it being understood that the foregoing authorization is specifically intended to allow borrowing, conversion and continuation notices initially to be given telephonically. Each Borrower agrees to deliver promptly to the Administrative Agent a written notice as otherwise required hereunder to confirm each such telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. ARTICLE III YIELD PROTECTION; TAXES 3.1. Yield Protection. If any Change in Law: (a) subjects any Recipient to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (b) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit, compulsory loan or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the Adjusted LIBO Rate) or any Issuing Bank, or (c) imposes on any Lender, any Issuing Bank or any applicable Lending Installation or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or such Lending Installation or any Letter of Credit or participation therein, and the result of any of the foregoing is to increase the cost to the Administrative Agent, such Lender or Issuing Bank or such Lending Installation of making, issuing, converting to, continuing or maintaining its Commitment, any Loan or Letter of Credit (or any obligation to make any Loan or to issue any Letter of Credit) or any participation therein or to reduce the amount of any sum received or receivable by the Administrative Agent, such Lender or Issuing Bank or such Lending Installation hereunder, then, within 15 days after the submission of the written statement required by Section 3.6 by the Administrative Agent or such Lender or Issuing Bank or such Lending Installation (and otherwise subject to the terms of Section 3.6), the Borrowers shall pay the Administrative Agent or such Lender or Issuing Bank or such Lending Installation such additional amount or amounts as will compensate it for such increased cost or reduction in amount received. 3.2. Changes in Capital Adequacy and Liquidity Requirements. If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s 63 [[5255548v.18]][[5727045]] capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by, or participations in Swingline Loans or Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy and liquidity), then, within 15 days after the submission of the written statement required by Section 3.6 by such Lender or Issuing Bank (and otherwise subject to the terms of Section 3.6), the Borrowers shall pay such Lender or Issuing Bank the amount applicable to such Borrower necessary to compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. 3.3. Alternate Rate of Interest. (a) If Subject to Section 3.3(b), if prior to the commencement of any Interest Period for a LIBOR Advance: (i) the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period (including because the applicable LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that, no Benchmark Transition Event shall have occurred at such time; or (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively determined by such Lenders) of making or maintaining their Loans included in such Advance for such Interest Period; then the Administrative Agent shall give notice thereof (which may be by telephone, if promptly confirmed in writing) to the Borrowers and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any affected LIBOR Advances requested to be made on the first day of such Interest Period shall be made as ABR Advances, (B) any ABR Advances that were to have been converted on the first day of such Interest Period to the affected LIBOR Advances shall be continued as ABR Advances, (C) any outstanding affected LIBOR Advances shall be converted, on the last day of the then-current Interest Period, to ABR Advances and (D) no further LIBOR Advances for such Interest Period shall be made or continued as such, nor shall any Borrower have the right to convert ABR Advances to such LIBOR Advances. (b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence ofif a Benchmark Transition Event or, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, the Administrative Agent and the Borrowers may amend this Agreement toand its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the 64 [[5255548v.18]][[5727045]] definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the LIBO Rate with asuch Benchmark Replacement. Any such amendment withfor all purposes hereunder and under any other Loan Document in respect to aof any Benchmark Transition Event will become effectivesetting at or after 5:00 p.m. (New York time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has posted such proposed amendment to all Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendmentBenchmark Replacement from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (ii) shall not be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective onunless the date that Lenders comprising the Required Lenders haveAdministrative Agent has delivered to the Lenders and the Borrowers a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent written notice that such Lenders consent to such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmarkshall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Start DateEvent and may do so in its sole discretion. (iii) (ii) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that the Administrative Agent shall post any such amendment implementing such Benchmark Replacement Conforming Changes to the Lenders 65 [[5255548v.18]][[5727045]] reasonably promptly after such amendment becomes effective or any other Loan Document. (iv) (iii) The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) any occurrence of a Benchmark Transition Event, an Early Opt-in Election or an Early Opt-inOther Benchmark Rate Election, as applicable, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (v) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. (iv) Upon the receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the applicable Borrower may revoke any pending Borrowing Notice requesting a LIBOR Advance but, if not so timely revoked, such requested LIBOR Advance shall be made as an ABR Advance, (B) any ABR Advances that were to have been converted to LIBOR Advances shall be continued as ABR Advances, (C) any outstanding LIBOR Advances shall be converted, on the last day of the then-current Interest Period, to ABR Advances and (D) no further LIBOR Advances shall be made or continued as such, nor shall any Borrower have the right to convert ABR Advances to LIBOR Advances.(v) Any determination, decision or election that may be made by the Administrative AgentsAgent or the, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party heretoto this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.3; with the Administrative Agent agreeing with each Borrower that any determination, decision or election made by the Administrative Agent in connection with the implementation of a Benchmark Replacement will be made in the manner that is consistent with its general practices under similar circumstances in respect of similarly situated borrowers under credit agreements that include language similar to that contained in this Section 3.3(b). (v) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is 66 [[5255548v.18]][[5727045]]

or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (vi) Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, each Borrower may revoke any request for a borrowing of, conversion to or continuation of LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, such Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will be deemed to be zero. If the Borrowers reasonably request that the Administrative Agent take an action that the Borrowers certify is necessary to avoid material adverse tax consequences to the Borrowers arising from the implementation of any Benchmark Replacement otherwise being treated as a “significant modification” (therefor an exchange) of any Loan for U.S. Federal income tax consequences, the Administrative Agent shall use commercially reasonably efforts to take such action; provided however that nothing in this Section 3.3 shall require the Administrative Agent to make any determination relating to Taxes. 3.4. Funding Indemnification. If any payment of a LIBOR Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a LIBOR Advance is not made or continued or an ABR Advance is not converted into a LIBOR Advance on the date specified by the applicable Borrower for any reason other than default by the Lenders, a LIBOR Advance is not prepaid on the date specified by such Borrower for any reason, or a LIBOR Advance is prepaid by such Borrower without such Borrower providing at least three Business Days’ prior notice to the Administrative Agent for any reason, such Borrower will severally, and not jointly with the other Borrower, indemnify each Lender for any loss or cost incurred by such Lender resulting therefrom, including any loss or cost in liquidating or employing deposits acquired to fund or maintain such LIBOR Advance as determined by such Lender (if and to the extent such Lender, in its sole discretion, elects to impose such a charge). Such loss or cost to any Lender in liquidating or employing deposits acquired to fund or maintain any such LIBOR Advance shall be an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan (but not including the Applicable Margin applicable 67 [[5255548v.18]][[5727045]] thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit at the commencement of such period for a comparable period with leading banks in the London interbank eurodollar market. Notwithstanding the foregoing, a Defaulting Lender required to assign its Loans pursuant to Section 2.19 shall not be entitled to compensation under this Section 3.4 in connection with any such assignment. 3.5. Taxes. (a) Any and all payments by or on account of any obligation of each Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by each Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. As soon as practicable after any payment of Taxes by either Borrower to a Governmental Authority pursuant to this Section 3.5, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (b) The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) The Borrowers shall jointly and severally indemnify each Recipient, within 20 days after written demand therefor (in each case setting forth the basis therefor and the manner of determination thereof), for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to either Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Each Lender shall severally indemnify the Administrative Agent, within 20 days after written demand therefor (in each case setting forth the basis therefor and the manner of determination thereof), for (i) any Indemnified Taxes attributable to such Lender (but only to the 68 [[5255548v.18]][[5727045]] extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.1(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this Section 3.5(d). (e) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the applicable Borrower and the Administrative Agent, at the time or times set forth herein or as are reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by such Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the applicable Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.5(e)(ii)(A), 3.5(e)(ii)(B) and 3.5(e)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that either Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as set forth herein or upon the reasonable request of the Borrower or the Administrative Agent), executed originalscopies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter as set forth 69 [[5255548v.18]][[5727045]] herein or upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originalscopies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originalscopies of IRS Form W-8ECI; (3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originalscopies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Non-U.S. Lender is not the beneficial owner, executed originalscopies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to each Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter as set forth herein or upon the reasonable request of either Borrower or the Administrative Agent), executed originalscopies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers and the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply 70 [[5255548v.18]][[5727045]]

with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to each Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by either Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by either Borrower or the Administrative Agent as may be necessary for Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Restatement Effective Date. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund or credit in lieu of a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including by the payment of additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Section 3.5 with respect to the Taxes giving rise to such refund or credit), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.5(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.5(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.5(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund or credit had never been paid. This Section 3.5(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) Each party’s obligations under this Section 3.5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender and the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 71 [[5255548v.18]][[5727045]] (h) For purposes of this Section 3.5, (i) the term “Lender” includes any applicable Lending Installation and any Issuing Bank and (ii) the term “applicable law” includes FATCA. (i) For purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). 3.6. Statements as to Claims; Survival of Indemnity. The Administrative Agent, each Lender or each Issuing Bank, as the case may be, shall deliver a written statement to the applicable Borrower (with a copy to the Administrative Agent) as to each amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth an explanation in reasonable detail of the manner in which such Lender determined such amount and shall be final, conclusive and binding on such Borrower in the absence of manifest error, and upon the reasonable request of such Borrower, such Lender or Issuing Bank shall promptly provide supporting documentation describing and/or evidencing the applicable event giving rise to such amount to the extent not inconsistent with such Lender’s or Issuing Bank’s policies or applicable law. Determination of amounts payable under such Sections in connection with a LIBOR Loan shall be calculated as though each Lender funded its LIBOR Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the LIBO Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of the Administrative Agent, any Lender or any Issuing Bank shall be payable within 15 days (or, in the case of Section 3.5, 20 days) after receipt by the applicable Borrower of such written statement, unless subject to a good faith dispute by such Borrower, notice and details of which were provided to the Administrative Agent or the affected Lender or Issuing Bank, as the case may be, prior to such due date. The obligations of each Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement. Notwithstanding the foregoing, (a) the Borrowers shall not be responsible for any reimbursement of any such amount under Section 3.1, 3.2, 3.4 or 3.5 which shall have accrued and of which the Administrative Agent or the applicable Lender or Issuing Bank, as the case may be, shall have become aware more than 180 days prior to its delivery to the Borrower of notice requesting reimbursement thereof and (b) none of the Administrative Agent, any Lender or any Issuing Bank will make any claim (nor shall any Borrower have any liability) under Section 3.1, 3.2 or 3.5 unless the Administrative Agent, such Lender or such Issuing Bank, as applicable, shall have determined that the making of such claim is consistent with its general practices under similar circumstances in respect of similarly situated borrowers under credit agreements entitling it to make such claims. 3.7. Alternative Lending Installation. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of LIBOR Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. A Lender’s designation of an 72 [[5255548v.18]][[5727045]] alternative Lending Installation shall not affect the Borrowers’ rights under Section 2.19 to replace a Lender. 3.8. Allocation of Amounts Payable Among Borrowers. Each amount payable by “the Borrowers” under this Article shall be an obligation of, and shall be discharged by (a) to the extent arising out of acts, events and circumstances related to a particular Borrower, such Borrower and (b) otherwise, both Borrowers, with each Borrower being severally liable for such Borrower’s Contribution Percentage of such amount; provided that the Company agrees that, if the Borrowing Subsidiary shall fail to pay any amount owed by it under clause (b) of this Section after a demand shall have been made by the Person to which such amount is owed, the Company shall promptly pay such amount (the Company hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of the Borrowing Subsidiary under this Section). ARTICLE IV CONDITIONS PRECEDENT 4.1. Restatement Effective Date. This Agreement shall becomebecame effective on the Restatement Effective Date whenupon the Administrative Agent shall have received’s receipt of either (x) a counterpart of this Agreement signed on behalf of each party hereto or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile transmission or electronic image of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement. The obligations of the Lenders to make Loans to, and of the Issuing Banks to issue Letters of Credit for the account of, each Borrower shall becomebecame effective on the Restatement Effective Date subject to the satisfaction on the Restatement Effective Date of each of the following conditions precedent with respect to such Borrower (or the waiver of such conditions in accordance with Section 8.2): (a) The Administrative Agent shall have received from such Borrower: (i) A certificate of a secretary or an assistant secretary of such Borrower, dated the Restatement Effective Date, that (A) attaches copies of the articles or certificate of incorporation and the by-laws of such Borrower and certifies that such copies are true and complete and that such documents are in full force and effect as of the Restatement Effective Date, (B) attaches and certifies copies of the resolutions of the Board of Directors of such Borrower and of resolutions or actions of any other body of such Borrower authorizing the execution of the Loan Documents to which such Borrower is a party and (C) contains an incumbency certification, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Borrower authorized to sign the Loan Documents to which such Borrower is a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Borrower. 73 [[5255548v.18]][[5727045]] (ii) A certificate of good standing with respect to such Borrower from the appropriate governmental officer in its jurisdiction of incorporation. (iii) A certificate, signed by an Authorized Officer of such Borrower, stating that on the Restatement Effective Date (A) no Default or Unmatured Default has occurred and is continuing and (B) all of the representations and warranties contained in Article V are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date. (iv) A written opinion of such Borrower’s in-house counsel, in each case in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Lenders and the Issuing Banks. (v) Any Notes requested by Lenders pursuant to Section 2.14 payable to each such requesting Lender. (vi) At least three Business Days prior to the Restatement Effective Date, all documentation and other information that any Lender shall reasonably have requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation, to the extent requested in writing (which may be by email) to such Borrower at least 10 days prior to the Restatement Effective Date. (b) Such Borrower shall have paid the principal of all Loans outstanding under the Existing Illinois Credit Agreement (it being understood that the Existing Letters of Credit will remain outstanding and be deemed issued hereunder) on the Restatement Effective Date, and all interest, fees and other amounts accrued or owing for the account of such Borrower under the Existing Illinois Credit Agreement, whether or not such amounts are due and payable at the time under the Existing Illinois Credit Agreement (it being understood that such payment may be effected with the proceeds of borrowings hereunder on the Restatement Effective Date). (c) The Administrative Agent, the Arrangers and each Lender shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced at least two Business Days prior to the Restatement Effective Date, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers under any commitment letter or fee letter entered into in connection with this Agreement. 4.2. Each Credit Extension. The Lenders and the Issuing Banks shall not be required to make any Credit Extension to a Borrower unless on the applicable Credit Extension Date the following conditions are satisfied (it being acknowledged and agreed that conversions and continuations of Loans and Advances that do not result in an increase in the Aggregate 74 [[5255548v.18]][[5727045]]

Revolving Credit Exposure shall not be deemed to constitute Credit Extensions for purposes of this Section 4.2, including the last sentence hereof): (a) There shall exist no Default or Unmatured Default with respect to such Borrower and no Default or Unmatured Default with respect to such Borrower shall result from such Credit Extension or from the use of the proceeds thereof. (b) The representations and warranties of such Borrower contained in Article V (other than the representations and warranties set forth in Sections 5.5, 5.7 and 5.11, which shall only be made on the Restatement Effective Date) shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as of such Credit Extension Date immediately after giving effect to such Credit Extension, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date. (c) In the case of any such Credit Extension to the Borrowing Subsidiary, such Borrower shall have received all necessary regulatory approvals for such Credit Extension and the performance of its obligations with respect thereto. (d) In the case of any such Credit Extension to the Borrowing Subsidiary, such Borrower shall not be in violation of any limitation on its ability to incur unsecured Indebtedness contained in its articles of incorporation at the time of and after giving effect to such Credit Extension on such Credit Extension Date. Each Borrowing Notice or request for the issuance of a Letter of Credit with respect to each such Credit Extension to a Borrower shall constitute a representation and warranty by the applicable Borrower that the conditions contained in clauses (a) and (b) above and, with respect to a Credit Extension to the Borrowing Subsidiary, clauses (c) and (d) above have been satisfied. ARTICLE V REPRESENTATIONS AND WARRANTIES Each Borrower severally, as to itself and, as and to the extent applicable, its subsidiaries, and not jointly with the other Borrower, hereby represents and warrants to each Lender, each Issuing Bank and the Administrative Agent: 5.1. Existence and Standing. Such Borrower and each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, other than the failure of any such Borrower or any such Subsidiary to so be in good standing or to be qualified to do business in any such jurisdiction or the failure of any such 75 [[5255548v.18]][[5727045]] Subsidiary to be so validly existing, in each case, to the extent any such failure would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower. 5.2. Authorization and Validity. Such Borrower has the power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by such Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing. 5.3. No Conflict. The execution and delivery by such Borrower of the Loan Documents, the consummation of the transactions therein contemplated and compliance with the provisions thereof (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except such as (x) have been or will be, on or prior to the time required, obtained or made and are or will be, as applicable, in full force and effect or (y) the failure to have obtained or made which would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, (ii) will not violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Borrower or any of its Subsidiaries the violation of which is known to, or would reasonably be expected to, have a Material Adverse Effect with respect to such Borrower, (b) such Borrower’s or any of its Subsidiary’s (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating agreement or other management agreement, as the case may be, (c) the provisions of (x) the Union Electric Credit Agreement or (y) any indenture or the material provisions of any material instrument or any material agreement to which such Borrower or any of its Subsidiaries is a party or is subject, or by which it or its Property is bound, which in the case of the immediately preceding clause (y) is known to, or would reasonably be expected to, have a Material Adverse Effect with respect to such Borrower or a material adverse effect on the priority of the claims of the Administrative Agent or the Lenders hereunder or constitute a Default hereunder or (d) will not result in or require the creation or imposition of any Lien in, of or on the Property of such Borrower or any of its Subsidiaries pursuant to the terms of the Union Electric Credit Agreement or any such indenture, instrument or agreement, in each case other than a Lien which would not be prohibited hereunder. 5.4. Financial Statements. The consolidated financial statements of such Borrower, audited by PricewaterhouseCoopers LLP, as of and for the fiscal year ended December 31, 20182020, and the unaudited consolidated balance sheets of such Borrower as of March 31, 20192021, June 30, 20192021 and September 30, 20192021, and the related unaudited statement of income and statement of cash flows for the periods then ended, copies of which have been furnished to each Lender (including by the electronic filing thereof by the Borrowers with the SEC as provided in Section 6.1), were prepared in accordance with GAAP in effect on the dates 76 [[5255548v.18]][[5727045]] such statements were prepared (subject, in the case of such balance sheets, statements of income and statements of cash flows for the periods ended March 31, 20192021, June 30, 20192021 and September 30, 20192021, to the absence of footnotes and to year-end audit adjustments) and fairly present in all material respects the consolidated financial position of such Borrower and its subsidiaries, taken as a whole, at such dates and the consolidated results of their operations and cash flows for the periods then ended. Except as disclosed in the financial statements referred to above or in the notes thereto or on Schedule 3 hereto, neither such Borrower nor any of its Subsidiaries has as of the RestatementFirst Amendment Effective Date any material contingent liabilities. 5.5. Material Adverse Change. As of the RestatementFirst Amendment Effective Date, since December 31, 20182020, there has been no change in the business, Property, financial condition or results of operations of such Borrower and its Subsidiaries (other than any Project Finance Subsidiary), taken as a whole, that would reasonably be expected to have a Material Adverse Effect with respect to such Borrower, except for the Disclosed Matters. 5.6. Taxes. Such Borrower and each of its Subsidiaries has timely filed complete and correct U.S. federal and all other applicable material foreign, state and local tax returns required by law and has paid when due all U.S. federal and all other applicable material foreign, state and local Taxes upon it or its income, profits or Property, except (a) those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been recorded in accordance with GAAP or (b) where the failure to make any such filings or payments would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower. 5.7. Litigation. As of the RestatementFirst Amendment Effective Date, other than the Disclosed Matters, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of its officers, threatened against or affecting such Borrower or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect with respect to such Borrower or that seeks to prevent, enjoin or delay the making of any Loans to such Borrower. 5.8. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect with respect to such Borrower. 5.9. Regulation U. Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (as defined in Regulation U), and after applying the proceeds of each Advance, margin stock (as defined in Regulation U) will constitute less than 25% of the value of those assets of such Borrower and its Subsidiaries that are subject to any limitation on sale or pledge hereunder or under any credit facility with any Lender or Affiliate of a Lender, or any other restriction hereunder. 77 [[5255548v.18]][[5727045]] 5.10. Compliance with Laws. Except for the Disclosed Matters, such Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any Governmental Authority having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect with respect to such Borrower. 5.11. Environmental Matters. Other than the Disclosed Matters, (a) there exists no violation of, no liability known to such Borrower, whether or not asserted, under and no requirement under any Environmental Laws, and (b) as of the RestatementFirst Amendment Effective Date, neither Borrower nor any of its Subsidiaries has received any written notice alleging any such violation, liability or requirement under any Environmental Laws, that, in the case of either clause (a) or clause (b), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Borrower. 5.12. Investment Company Act. Such Borrower is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940. 5.13. Anti-Corruption Laws and Sanctions. Such Borrower maintains and will maintain in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Borrower and its Subsidiaries and, to the knowledge of such Borrower, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) such Borrower, any of its Subsidiaries or, to the knowledge of such Borrower, any of their respective directors, officers or employees, or (b) to the knowledge of such Borrower, any agent of such Borrower or of any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No borrowing by such Borrower or use of the proceeds thereof will result in a violation by any party hereto of Anti-Corruption Laws or applicable Sanctions. ARTICLE VI COVENANTS During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing: 6.1. Financial Reporting. Each Borrower will maintain, for itself and each of its subsidiaries, a system of accounting established and administered in accordance with GAAP, and deliver to the Administrative Agent, and the Administrative Agent shall deliver to each of the Lenders: (a) Within 75 days after the end of each fiscal year, such Borrower’s audited consolidated financial statements prepared in accordance with GAAP on a consolidated basis, including balance sheet as of the end of such period and statement of income and statement of cash flows for such period, accompanied by (i) an audit report, unqualified as to scope, of a 78 [[5255548v.18]][[5727045]]

nationally recognized firm of independent public accountants and (ii) any management letter prepared by such accountants. (b) Within 45 days after the end of the first three fiscal quarters of each of its fiscal years, such Borrower’s consolidated unaudited balance sheet as of the end of such fiscal quarter, consolidated statement of income for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter and consolidated statement of cash flows for the period from the beginning of such fiscal year to the end of such fiscal quarter, all certified as to fairness of presentation, compliance with GAAP (except for the absence of footnotes and year-end adjustments) and consistency by its chief financial officer, controller or treasurer. (c) Together with the financial statements required under paragraphs (a) and (b) of this Section, a compliance certificate in substantially the form of Exhibit E signed by such Borrower’s chief financial officer, controller, treasurer or assistant treasurer showing the calculations necessary to determine compliance with Section 6.13 and stating that no Default or Unmatured Default with respect to such Borrower exists, or if any such Default or Unmatured Default exists, stating the nature and status thereof. (d) As soon as possible and in any event within 10 days after such Borrower knows that any ERISA Event has occurred and has determined that such ERISA Event, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, a statement, signed by an Authorized Officer of such Borrower, describing such ERISA Event and the action which such Borrower proposes to take with respect thereto. (e) As soon as possible and in any event within 10 days after receipt by such Borrower, a copy of (i) any notice or claim to the effect that such Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any Environmental Laws by such Borrower or any of its Subsidiaries, if, in the case of either clause (i) or (ii) above, such Borrower has determined that such liability or violation would reasonably be expected to have a Material Adverse Effect with respect to such Borrower. (f) Promptly after an Authorized Officer of either Borrower becomes aware thereof, notice of any downgrading of such Borrower’s S&P Rating or Moody’s Rating or the rating (if any) of such Borrower’s Obligations hereunder, senior unsecured debt, commercial paper or First Mortgage Bonds or of such Borrower’s corporate, issuer or issuer default rating by Moody’s or S&P. (g) Within five Business Days after an Authorized Officer of either Borrower becomes aware thereof, notice of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, that such Borrower has determined would reasonably be expected to have a Material Adverse Effect with respect to such Borrower. 79 [[5255548v.18]][[5727045]] (h) Promptly upon request, such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request. Information required to be delivered pursuant to paragraph (a) or (b) of this Section shall be deemed to have been delivered if such information, or one or more annual, quarterly or current reports containing such information, shall be available on the website of the SEC at http://www.sec.gov. Any information required to be delivered pursuant to this Section shall be deemed to have been delivered to the Lenders if such information shall have been posted by the Administrative Agent on an Electronic System to which the Lenders have been granted access. Information required to be delivered by the Borrowers pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. 6.2. Use of Proceeds and Letters of Credit. (a) Each Borrower will, and will cause each of its subsidiaries to, use the proceeds of the Advances for general corporate purposes, including for working capital and other funding needs, to repay or refinance any Indebtedness from time to time outstanding, to fund loans under and pursuant to the Money Pool Agreements or other intercompany loan arrangements and to pay fees and expenses incurred in connection with this Agreement. Each Borrower will use the proceeds of Advances in compliance with Regulation U and Regulation X and the regulations promulgated thereunder. Each Borrower shall, and shall cause its subsidiaries to, use the Letters of Credit for general corporate purposes. (b) The Borrowers shall not request any Advance or Letter of Credit, and the Borrowers shall not use, and shall procure that their subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Advance or any Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions by any party hereto. 6.3. Conduct of Business. Each Borrower will, and will cause each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, obtain, preserve, renew and keep in full force and effect its legal existence and, except where the loss of any of the following would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, the rights, licenses, permits, privileges and franchises material to the conduct of its business. No Borrower shall, or shall permit any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, engage in business other than the businesses conducted by it on the Restatement Effective Date, other energy related businesses and, in each case, other businesses reasonably related thereto or that constitute reasonable extensions thereof. Notwithstanding the foregoing, no Borrower or Subsidiary shall be prohibited from (i) dissolving any Inactive Subsidiary or Non-Material Subsidiary, (ii) consummating any merger or consolidation permitted under Section 6.9, (iii) Disposing of any Subsidiary or assets to the extent permitted by Section 6.10 or (iv) terminating any right, 80 [[5255548v.18]][[5727045]] privilege or franchise or the corporate or legal existence of any Subsidiary (other than, except as expressly permitted hereunder, the Borrowing Subsidiary), changing the form of organization of a Borrower or any Subsidiary or changing the jurisdiction of organization of a Borrower to a jurisdiction other than any state of the United States or the District of Columbia, if such Borrower determines in good faith that such termination or change is in the best interest of such Borrower or such Subsidiary and is not materially disadvantageous to the Administrative Agent or the Lenders and, in the case of a change in form or jurisdiction of organization of a Borrower, the Administrative Agent has consented thereto (such consent not to be unreasonably withheld, conditioned or delayed). 6.4. Taxes. Each Borrower will, and will cause each of its Subsidiaries to, timely file complete and correct U.S. federal and all other applicable material foreign, state and local tax returns required by law and pay when due all U.S. federal and all other applicable material foreign, state and local Taxes upon it or its income, profits or Property, except (i) those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been recorded in accordance with GAAP or (ii) where the failure to make any such filings or payments would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower. 6.5. Insurance. Each Borrower will, and will cause each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, maintain with financially sound and reputable insurance companies insurance on all its Property in such amounts, subject to such deductibles and self-insurance retentions and covering such risks as are consistent with sound business practice, and such Borrower will furnish to any Lender upon request full information as to the insurance carried. 6.6. Compliance with Laws.Each Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, including all Environmental Laws, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower or the applicability thereof is being contested in good faith and in a diligent manner by appropriate proceedings. 6.7. Maintenance of Properties. Subject to Sections 6.3 and 6.10, each Borrower will, and will cause each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, maintain, preserve, protect and keep its Property material to the conduct of the business of such Borrower and such Subsidiaries, taken as a whole, in good repair, working order and condition (ordinary wear and tear excepted), so that its business carried on in connection therewith may be properly conducted at all times, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower. 6.8. Inspection; Keeping of Books and Records. Each Borrower will, and will cause each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, permit the Administrative Agent and the Lenders, by their respective representatives 81 [[5255548v.18]][[5727045]] and agents, during normal business hours and upon reasonable advance notice, to inspect any of the Property, books and financial records of such Borrower and such Subsidiaries, to examine and make copies of the books of accounts and other financial records of such Borrower and such Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and each of its Subsidiaries with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent or any Lender may designate; provided that unless a Default shall have occurred and be continuing, such inspections and examinations shall occur not more than once in any calendar year on a date approved by the Administrative Agent. Each Borrower shall keep and maintain, and cause each of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to keep and maintain, in all material respects, proper books of record and account in which entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities. 6.9. Merger. No Borrower will, or will permit any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, merge or consolidate with or into any other Person, except that (i) any such Subsidiary other than the Borrowing Subsidiary may merge or consolidate with a Borrower if such Borrower is the Person surviving such merger or consolidation, (ii) any such Subsidiary other than the Borrowing Subsidiary may merge or consolidate with any other subsidiary (other than any Project Finance Subsidiary or SPC); provided that, except as permitted under Section 6.10 (with any transfer of direct or indirect ownership of any asset or any interest therein as a result of any such merger or consolidation being deemed to be a Disposition of assets), the fair market value of each Borrower’s aggregate direct and indirect ownership interest in the survivor thereof shall not be less than the fair market value of such Borrower’s direct and indirect ownership interests in both of such subsidiaries prior to such merger or consolidation; and provided further that any such Subsidiary may merge or consolidate with any Project Finance Subsidiary or SPC if the Person surviving such merger or consolidation is a Subsidiary that is not a Project Finance Subsidiary or an SPC (and, if the Borrowing Subsidiary is a party thereto, the surviving Person is the Borrowing Subsidiary) and, after giving effect thereto, no Default or Unmatured Default will be in existence, (iii) any Project Finance Subsidiary or SPC may merge or consolidate with any other Project Finance Subsidiary or SPC, respectively, if the survivor of such merger or consolidation is a Project Finance Subsidiary or an SPC, respectively, and (iv) either Borrower or any such Subsidiary may merge or consolidate with any Person other than a Borrower or a Subsidiary if (a) such Person was organized under the laws of the United States of America or one of its States and (b) such Borrower (if a party thereto) or such Subsidiary is the Person surviving such merger or, except in the case of a merger or consolidation of a Borrower, the Person surviving such merger is or becomes a Subsidiary and, in either case, after giving effect thereto, no Default or Unmatured Default with respect to such Borrower or any Borrower that is a direct or indirect parent of such Subsidiary, as the case may be, will result therefrom or be outstanding. 6.10. Dispositions of Property. No Borrower will, or will permit any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, Dispose of its Property (including through any merger or consolidation of such Borrower or Subsidiary) to any 82 [[5255548v.18]][[5727045]]

other Person, including any of its Subsidiaries or other Affiliates, whether existing on the date hereof or hereafter created, except: (a) sales of electricity, natural gas, emissions credits and other commodities in the ordinary course of business; (b) Dispositions (including by way of Investments or liquidations) of assets by a Borrower or a Subsidiary of a Borrower, in each case, to such Borrower or a subsidiary of such Borrower, other than Dispositions by the Borrowing Subsidiary or any of its Subsidiaries to the Company or to any subsidiary of the Company that is not the Borrowing Subsidiary or a Subsidiary of the Borrowing Subsidiary; (c) the payment of dividends in cash or common equity by the Company or any Subsidiary to holders of its equity interests; (d) advances of cash in the ordinary course of business pursuant to the Money Pool Agreements or other intercompany borrowing arrangements substantially similar to those of the Money Pool Agreements; (e) a Disposition of obsolete property or property no longer used in the business of such Borrower or its Subsidiaries; (f) the transfer, pursuant to a requirement of law or any regulatory authority having jurisdiction, of functional and/or operational control of (but not of title to) transmission facilities of such Borrower or its Subsidiaries to an Independent System Operator, Regional Transmission Organization or other entity which has responsibility for operating and planning a regional transmission system; (g) Dispositions pursuant to Leveraged Lease Sales; (h) contributions of capital or Investments, directly or indirectly, in the form of cash, debt, equity or other property, by the Company to any subsidiary, or by any subsidiary (including the Borrowing Subsidiary) to any of its subsidiaries; (i) transactions under which the Borrower or its Subsidiary, in either case, disposes of its Property and receives in return consideration (i) in a form other than equity, other ownership interests or Indebtedness and (ii) of which at least 75% is cash, assets to be used by such Borrower or such Subsidiary in the business conducted by such Borrower or such Subsidiary and/or assumption of debt; provided that any such cash consideration so received, unless retained by such Borrower or its Subsidiary at all times prior to the repayment of all Obligations under this Agreement, shall be used (x) within twelve months of the receipt thereof for investment or reinvestment by such Borrower or its Subsidiary in its existing business or (y) within six months of the receipt thereof to reduce Indebtedness of such Borrower or its Subsidiary; 83 [[5255548v.18]][[5727045]] (j) transfers of Receivables (and rights ancillary thereto) and/or Designated Charges pursuant to, and in accordance with the terms of, a Permitted Securitization or an Approved Cost Recovery Bond transaction, respectively; (k) redemptions or repayments by such Borrower and/or its subsidiaries of their Indebtedness, preferred equity or other obligations; (l) charitable contributions reasonably consistent with its ordinary course of business; (m) sale or liquidation of cash equivalents and investment securities owned by a Borrower or any of its Subsidiaries (other than Indebtedness or equity of any subsidiary of either of the foregoing) for market value at such time (as reasonably determined by such Borrower or such Subsidiary); and (n) Dispositions by such Borrower or any of its Subsidiaries of its Property that, together with all other Property of such Borrower and its Subsidiaries previously Disposed of (other than in Dispositions otherwise permitted by other provisions of this Section 6.10) since the Restatement Effective Date, do not represent more than 25% of the Consolidated Tangible Assets of such Borrower and its subsidiaries as at the end of the fiscal year ended immediately prior to the date of any such Disposition; provided that in the case of the Company, each reference in this Section 6.10(n) to a “Subsidiary” of the Company shall be deemed to be a reference to a “subsidiary” of the Company (it being agreed, however, that no Dispositions by Union Electric or its subsidiaries which are permitted pursuant to Section 6.10(a) through 6.10(m) of the Union Electric Credit Agreement shall in any event be deemed to utilize the basket available pursuant to this Section 6.10(n), including as such basket is modified pursuant to the following proviso); provided further that the foregoing 25% basket shall, as it applies to the Borrowing Subsidiary, be increased to 30% if and to the extent required to permit a Disposition by the Borrowing Subsidiary and its Subsidiaries to subsidiaries of the Company (an “Intercompany Transfer”) of assets accounting for more than 25% of the Consolidated Tangible Assets of the Borrowing Subsidiary and its Subsidiaries, subject to the condition that, solely to the extent such incremental 5% portion of the foregoing basket is to be so utilized, the Company shall have confirmed in writing to the Administrative Agent (i) that it has advised both Moody’s and S&P of the proposed Intercompany Transfer and furnished such supplemental information as either Moody’s or S&P, as applicable, shall have requested, and (ii) that at least one of either Moody’s or S&P shall not have indicated an intention to downgrade its Rating of the Borrowing Subsidiary or to place the Borrowing Subsidiary on negative watch where, in either case, the result could be a Rating of the Borrowing Subsidiary below Baa3 (for Moody’s) or BBB- (for S&P). Notwithstanding any of the foregoing exceptions in this Section 6.10, (i) the Company will not cease to own, directly or indirectly, outstanding shares representing 100% of the issued and outstanding common stock of the Borrowing Subsidiary, (ii) the Company will not cease to own, directly or indirectly, outstanding shares representing 100% of the issued and outstanding common stock of Union Electric, (iii) the Borrowing Subsidiary will not, and will not permit its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, Dispose of, in one or more transactions, Property representing all or substantially all the Property 84 [[5255548v.18]][[5727045]] of the Borrowing Subsidiary or of the Borrowing Subsidiary and its Subsidiaries taken as a whole (it being acknowledged that a Disposition of the type described in Section 6.10(n) shall not in and of itself constitute a transfer of all or substantially all of the assets of the Borrowing Subsidiary or the Borrowing Subsidiary and its Subsidiaries, taken as a whole, in each case, for purposes of this Agreement or the Union Electric Credit Agreement), (iv) the Company will not permit Union Electric and its subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC, in each case, as defined in the Union Electric Credit Agreement) to Dispose of, in one or more transactions, Property representing all or substantially all the Property of Union Electric and its subsidiaries taken as a whole (it being acknowledged that a Disposition of the type described in Section 6.10(n) of the Union Electric Credit Agreement shall not in and of itself constitute a transfer of all or substantially all of the assets of Union Electric and its subsidiaries, taken as a whole, for purposes of this Agreement or the Union Electric Credit Agreement) and (v) the Company will not, and will not permit its subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to Dispose of, in one or more transactions, Property representing all or substantially all the Property of the Company and its subsidiaries taken as a whole (it being acknowledged that a Disposition of the type described in Section 6.10(n) of this Agreement and/or the Union Electric Credit Agreement shall not in and of itself constitute a transfer of all or substantially all of the assets of the Company and its subsidiaries taken as a whole); provided that (x) nothing in this paragraph or this Section 6.10 shall be deemed to prohibit (A) any Disposition of Property by a Subsidiary of the Borrowing Subsidiary to the Borrowing Subsidiary or another Subsidiary of the Borrowing Subsidiary, (B) any Disposition of Property by Union Electric or a subsidiary of Union Electric to Union Electric or another subsidiary of Union Electric, to the extent expressly permitted by the Union Electric Credit Agreement, (C) any Disposition of Property by the Company to a subsidiary of the Company or by a subsidiary of the Company (other than the Borrowing Subsidiary or Union Electric or any subsidiary of either) to the Company or another subsidiary of the Company, (D) any Permitted Securitization, (E) any assignment of rights to collect Designated Charges and proceeds thereof to provide for the payment of amounts owed in respect of Approved Cost Recovery Bonds, or (F) any Disposition by any Project Finance Subsidiary, Non-Material Subsidiary or SPC and (y) nothing in this Section 6.10 shall be deemed to prohibit, restrict, limit, diminish or otherwise impair the right of either Borrower or any Subsidiary to make or maintain any Investment or Acquisition for consideration consisting of cash or capital stock of the Company or a combination thereof (it being understood that Investments and Acquisitions may also be made for consideration consisting of (i) other assets to the extent transfers of such assets are not prohibited by this Section 6.10, and (ii) Indebtedness or Contingent Obligations to the extent such Indebtedness or Contingent Obligations are not prohibited by other Sections of this Article VI). 6.11. Liens. No Borrower will, or will permit any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, create, incur, or suffer to exist any Lien in, of or on the Property of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC), except: (a) Liens, if any, securing the Loans and other Obligations hereunder; 85 [[5255548v.18]][[5727045]] (b) Liens for Taxes on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (c) Liens imposed by law, such as landlords’, wage earners’, carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (d) Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, pensions, or other social security or retirement benefits, or similar legislation; (e) Liens existing as of the RestatementFirst Amendment Effective Date and described in Schedule 1; (f) deposits securing liability to insurance carriers under insurance or self-insurance arrangements; (g) Liens, deposits or accounts to secure the performance of bids, trade, exchange, transmission or similar contracts or obligations (other than for borrowed money), vendor and service provider arrangements, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) easements, reservations, rights-of-way, restrictions, survey exceptions and other similar encumbrances as to real property of such Borrower and its Subsidiaries which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not materially interfere with the conduct of the business of such Borrower or any such Subsidiary conducted at the property subject thereto; (i) Liens arising out of judgments or awards not constituting Defaults under Section 7.8; (j) Liens, securing obligations constituting neither obligations nor Contingent Obligations of the Borrower or any Subsidiary nor on account of which the Borrower or any Subsidiary customarily pays interest, upon real estate upon which the Borrower or any Subsidiary has a right-of-way, easement, franchise or other servitude or of which the Borrower or any Subsidiary is the lessee of the whole thereof or any interest therein, including, but not limited to, for the purpose of locating transmission and distribution lines and related support structures, pipe lines, substations, measuring stations, tanks, pumping or delivery equipment or similar equipment; 86 [[5255548v.18]][[5727045]]

(k) Liens arising by virtue of any statutory, contractual or common law provision relating to banker’s liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a depository institution; (l) Liens existing on any capital assets of any Subsidiary of such Borrower at the time such Subsidiary becomes a Subsidiary and not created in contemplation of such event; provided that such Liens (unless otherwise permitted hereunder) do not encumber any other property or assets other than additions to or proceeds from the sale of such capital assets; (m) Liens on any capital assets securing Indebtedness incurred or assumed for the purpose of financing or refinancing all or any part of the cost of acquiring, constructing, repairing, expanding or improving such asset (including under any Capitalized Lease or Operating Lease); provided that (i) such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction, repair, expansion or improvement thereof and (ii) such Liens do not encumber any other property or assets other than additions to or proceeds from the sale of such capital assets; (n) Liens existing on any capital assets (including under any Capitalized Lease or any Operating Lease) of any Subsidiary of such Borrower at the time such Subsidiary is merged or consolidated with or into such Borrower or merged with or consolidated into any Subsidiary and not created in contemplation of such event; provided that such Liens (unless otherwise permitted hereunder) do not encumber any other property or assets other than additions to or proceeds from the sale of such capital assets; (o) Liens existing on any assets prior to the acquisition thereof by such Borrower or any of its Subsidiaries and not created in contemplation thereof; provided that such Liens (unless otherwise permitted hereunder) do not encumber any other property or assets other than additions to or proceeds from the sale of such property; (p) undetermined Liens and charges incidental to construction; (q) Liens on Property or assets of a Subsidiary of a Borrower in favor of such Borrower or a Subsidiary (other than a Project Finance Subsidiary, Non-Material Subsidiary or SPC) that is directly or indirectly wholly owned by such Borrower; (r) Liens representing the ownership interests or rights of a lessor or lessee in a Property leased or owned by a Borrower or any of its Subsidiaries; (s) Liens arising in connection with sales or transfers of, or financings secured by, Receivables, including Liens granted by an SPC to secure Indebtedness arising under a Permitted Securitization; (t) Liens created pursuant to the IP Indenture securing First Mortgage Bonds; provided that the Liens of the IP Indenture shall extend only to the types of property of the Borrowing Subsidiary, including, to the extent applicable, after acquired property (whether acquired prior to or after the Restatement Effective Date), that was or would have been covered by the Liens of the IP Indenture as in effect on the date immediately preceding the Restatement Effective Date; it 87 [[5255548v.18]][[5727045]] being agreed that the Liens under the IP Indenture may heretofore have been or may hereafter be extended to cover the types of property covered under the Former CILCO Indenture immediately prior to the Former CILCO Indenture Discharge Date; (u) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of Section 6.11(l) through 6.11(o) or 6.11(t); provided that (i) such Indebtedness is not secured by any additional assets, and (ii) the amount of such Indebtedness secured by any such Lien is not increased; (v) Liens, including Liens imposed by Environmental Laws, arising in the ordinary course of its business that (i) do not secure Indebtedness, (ii) do not secure obligations in an aggregate amount exceeding $100,000,000 at any time, and (iii) do not in the aggregate impair the use of the assets subject thereto in the operation of its business in any manner which would reasonably be expected to result in a Material Adverse Effect with respect to such Borrower; (w) assignments of rights to collect, and Liens on, Designated Charges and proceeds thereof to provide for the payment of amounts owed in respect of Approved Cost Recovery Bonds; and (x) Liens not described in Sections 6.11(a) through 6.11(w) securing Indebtedness or other liabilities or obligations of a Borrower or its Subsidiaries in an aggregate principal amount outstanding for all such Liens not to exceed 10% of the Consolidated Tangible Assets of such Borrower at the time of the incurrence of any such Lien; provided that (A) in the case of the Company, each reference in this Section 6.11(x) to a “Subsidiary” of the Company shall be deemed to be a reference to a “subsidiary” of the Company and (B) Liens permitted by Sections 6.11(a) through 6.11(x) of the Union Electric Credit Agreement shall not be deemed to utilize any amount of such 10% basket. 6.12. Subsidiary Covenants. No Borrower will, or will permit any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) (a) to pay dividends or make any other distribution on its common stock, (b) to pay any Indebtedness or other obligation owed to such Borrower or any other Subsidiary of such Borrower, or (c) to make loans or advances or other Investments in such Borrower or any other Subsidiary of such Borrower, in each case, other than (i) restrictions and conditions imposed by law or by this Agreement or the Union Electric Credit Agreement (or restrictions and conditions imposed under refinancings or replacements of the Union Electric Credit Agreement that are substantially the same as those imposed by the Union Electric Credit Agreement), (ii) restrictions and conditions existing as of the RestatementFirst Amendment Effective Date, in each case as identified on Schedule 2 (without giving effect to any amendment or modification expanding the scope of any such restriction or condition), (iii) customary restrictions and conditions relating to an SPC contained in agreements governing a Permitted Securitization and/or any Approved Cost Recovery Bond transaction, (iv) restrictions and conditions in agreements or arrangements entered into by Electric Energy, Inc. regarding the payment of dividends or the making of other distributions with respect to shares of its capital stock (without 88 [[5255548v.18]][[5727045]] giving effect to any amendment or modification expanding the scope of any such restrictions or conditions) and (v) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder. 6.13. Leverage Ratio. No Borrower will permit the ratio of (a) its Funded Debt to (b) its Consolidated Total Capitalization to be greater than 0.65 to 1.00 at any time; provided that (i) for purposes of this Section 6.13, the Consolidated Total Capitalization of a Borrower shall exclude that portion of the Consolidated Net Worth of such Borrower that is attributable to the Consolidated Net Worth of any of its Project Finance Subsidiaries or SPCs, unless, in the case of any Project Finance Subsidiary, at the time Consolidated Total Capitalization is to be determined (x) the Consolidated Net Worth of such Project Finance Subsidiary shall equal or exceed 25% of its Consolidated Total Capitalization and (y) no event of default in respect of Indebtedness of such Project Finance Subsidiary shall have occurred and be continuing, and (ii) for purposes of this Section 6.13 and all constituent definitions utilized in this Section 6.13, the Funded Debt of a Borrower shall exclude the Funded Debt of any of its Project Finance Subsidiaries (solely as it relates to such Project Finance Subsidiary and not as it relates to such Borrower or any of its other subsidiaries if such Borrower or such other subsidiary is directly or contingently liable therefor) whose contribution to Consolidated Net Worth is excluded from Consolidated Total Capitalization pursuant to clause (i) above. ARTICLE VII DEFAULTS The occurrence of any one or more of the following events (i) in respect of a particular Borrower or, to the extent provided below, any of its Subsidiaries shall constitute a Default with respect to such Borrower and (ii) in respect of the Borrowing Subsidiary or, to the extent provided below, any of its Subsidiaries shall also constitute a Default with respect to the Company; provided that, for the avoidance of doubt, a Default or Unmatured Default solely with respect to the Company or any of its subsidiaries (other than the Borrowing Subsidiary and its Subsidiaries) will not constitute a Default or Unmatured Default with respect to the Borrowing Subsidiary if and to the extent no such Default or Unmatured Default otherwise exists with respect to the Borrowing Subsidiary or any of its Subsidiaries: 7.1. Any representation or warranty made or deemed made by or on behalf of such Borrower (including any representation or warranty deemed made by such Borrower as to one of its Subsidiaries) to the Lenders, the Issuing Banks or the Administrative Agent in or in connection with this Agreement or any other Loan Document, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall, in each case, be false in any material respect on the date as of which made or deemed made. 89 [[5255548v.18]][[5727045]] 7.2. Such Borrower shall fail to pay (i) principal of any Loan when due or (ii) interest on any Loan or any fee or other Obligation under any of the Loan Documents within five Business Days after such interest, fee or other Obligation becomes due. 7.3. The breach by such Borrower of any of the terms or provisions of Section 6.1(g) (solely as such provision relates to a Default), 6.2, 6.3 (solely with respect to the preservation of the legal existence of such Borrower), 6.9, 6.10, 6.11, 6.12 or 6.13. 7.4. The breach by such Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement or any other Loan Document which is not remedied within 30 days after the earlier to occur of (i) written notice from the Administrative Agent or any Lender to such Borrower or (ii) a Specified Officer having actual knowledge of any such breach. 7.5. Failure of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) to pay when due (after the expiration of any applicable grace or cure periods) any principal of or interest on any of their Material Indebtedness, or the default by such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) in the performance (beyond the applicable grace period with respect thereto, if any) of any other term, provision or condition contained in any of their respective Material Indebtedness Agreements or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any such Material Indebtedness Agreement to cause, such Material Indebtedness to become due, or to be required to be prepaid or repurchased (other than by a regularly scheduled payment or a mandatory prepayment of a corresponding receipt by such Borrower or such Subsidiary (such as from the proceeds of sale, transfer, loss or other disposition of property or the issuance of Indebtedness, equity or other securities)) prior to its stated maturity or, solely with respect to the Company with respect to the Union Electric Credit Agreement, any commitment to lend to such Borrower thereunder to be terminated prior to its stated expiration date; or, as a result of any of the foregoing, any Material Indebtedness of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall be declared to be due and payable or the remaining outstanding principal amount thereof to be required to be prepaid or repurchased (other than by a regularly scheduled payment or a mandatory prepayment of a corresponding receipt by such Borrower or such Subsidiary (such as from the proceeds of sale, transfer, loss or other disposition of property or the issuance of Indebtedness, equity or other securities)) prior to the stated maturity thereof; provided that no Default shall occur under this Section 7.5 as a result of (i) any notice of voluntary prepayment delivered by such Borrower or any Subsidiary with respect to any Indebtedness, (ii) any voluntary Disposition of assets by such Borrower or any Subsidiary permitted hereunder as a result of which any Indebtedness secured by such assets is required to be prepaid or (iii) any other transaction which would otherwise be prohibited under any such Material Indebtedness Agreement if and to the extent that concurrently with the consummation of such transaction the Material Indebtedness thereunder is repaid in full with respect to the Borrower or Subsidiary which would otherwise have been in default of such Material Indebtedness Agreement (and, if such Material Indebtedness Agreement is the Union Electric Credit Agreement, the commitments available thereunder to such Borrower or 90 [[5255548v.18]][[5727045]]

Subsidiary are terminated); and provided further that any “Default” of the Company under the Union Electric Credit Agreement that consists solely of, or termination of any commitment to lend under the Union Electric Credit Agreement that results solely from, a default by the “Borrowing Subsidiary” or any of its “Subsidiaries” thereunder and as defined therein shall not constitute a Default under this Section 7.5. 7.6. Such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (v) take any formal corporate or partnership action to effect any of the foregoing actions set forth in this Section 7.6, (vi) fail within the statutorily mandated time period therefor (or any extension thereof) to contest in good faith any appointment or proceeding described in Section 7.7, or (vii) become unable, admit in writing its inability or fail generally to pay its debts as they become due. 7.7. Without the application, approval or consent of such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC), a receiver, trustee, examiner, liquidator or similar official shall be appointed for such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) or any Substantial Portion of its Property or the Property of any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC), or a proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors shall be instituted against such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) and such appointment shall continue undischarged or such proceeding shall continue undismissed or unstayed for a period of 60 consecutive days. 7.8. Such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) shall fail within 45 days to pay, bond, stay, vacate or otherwise discharge one or more judgments or orders for the payment of money in excess of $100,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate (net of any amount covered by insurance). 7.9. An ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in monetary liability resulting in a Material Adverse Effect on such Borrower. 91 [[5255548v.18]][[5727045]] 7.10. Nonpayment when due (after giving effect to any applicable grace period) by such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) of obligations or settlement amounts under one or more Rate Management Transactions or other swap, forward, future or derivative transactions, options or similar transactions in an aggregate amount of $100,000,000 or more (after giving effect to all netting arrangements and agreements), or the breach (beyond any grace period applicable thereto) by such Borrower or any of its Subsidiaries (other than any Project Finance Subsidiary, Non-Material Subsidiary or SPC) of any term, provision or condition contained in one or more Rate Management Transactions or other swap, forward, future or derivative transactions, options or similar transactions the effect of which is to cause, or to permit the counterparty(ies) thereof to cause, the termination of such Rate Management Transactions or other swap, forward, future or derivative transactions, options or similar transactions resulting in liability of such Borrower or such Subsidiaries for obligations and/or settlement amounts under such Rate Management Transactions or other swap, forward, future or derivative transactions, options or similar transactions in an aggregate amount of $100,000,000 or more (after giving effect to all netting arrangements and agreements); provided that no Default shall occur under this Section 7.10 as a result of (i) any notice of voluntary termination delivered by such Borrower or any Subsidiary with respect to any such Rate Management Transaction or other swap, forward, future or derivative transaction, option or similar transaction or (ii) any other transaction which would otherwise be prohibited under any such Rate Management Transaction or other swap, forward, future or derivative transaction, option or similar transaction, if and to the extent that concurrently with the consummation of such transaction the settlement amounts thereunder are repaid in full with respect to the Borrower or Subsidiary which would otherwise have been in default of such Rate Management Transaction or other swap, forward, future or derivative transaction, option or similar transaction. 7.11. Any Change in Control with respect to such Borrower shall occur. ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES 8.1. Acceleration. If any Default described in Section 7.6 or 7.7 occurs with respect to a Borrower, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder to such Borrower (and, if such Borrower is the Borrowing Subsidiary, to the Company) shall automatically terminate and the Obligations of such Borrower (and, if such Borrower is the Borrowing Subsidiary, of the Company) shall immediately become due and payable without any election or action on the part of the Administrative Agent, any Issuing Bank or any Lender. If any other Default occurs with respect to a Borrower, the Required Lenders (or the Administrative Agent at the direction of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder to such Borrower, or declare the Obligations of such Borrower (and, in the case of a Default with respect to a Borrowing Subsidiary, of the Company) to be due and payable, or both, whereupon the Obligations of such Borrower (and, in the case of a Default with respect to the Borrowing Subsidiary, of the Company) shall become immediately due and 92 [[5255548v.18]][[5727045]] payable, without presentment, demand, protest or notice of any kind, all of which such Borrower hereby expressly waives. If, after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to such Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to such Borrower, rescind and annul such acceleration and/or termination. 8.2. Amendments. None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by each Borrower, the Administrative Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Borrower or Borrowers party thereto, in each case with the consent of the Required Lenders; provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by each Borrower and the Administrative Agent to correct any administrative or other manifest error, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least seven Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within seven Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, (ii) no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender, (B) reduce the principal amount of any Loan or LC Disbursement, or change the permitted currency thereof, or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (C) except as expressly otherwise provided herein, postpone the scheduled maturity date of any Loan or LC Disbursement or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (D) change the definition of the term “Pro Rata Share” or change Section 11.2 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (E) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, and (iii) no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent, the Swingline Lender or any Issuing Bank without the prior written consent of the Administrative Agent, the Swingline Lender or such Issuing Bank, as the case may be. Notwithstanding the foregoing: 93 [[5255548v.18]][[5727045]] (a) this Agreement and the other Loan Documents may be amended as provided in Sections 2.20, 2.22 and 3.3; (b) the Borrowers, the Administrative Agent and the applicable Issuing Bank may enter into an Issuing Bank Agreement, and the term “LC Commitment”, as such term is used in reference to any Issuing Bank, may be modified as contemplated by the definition of such term; (c) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (ii)(A), (ii)(B) or (ii)(C) of the proviso to the first paragraph of this Section 8.2 and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification; and (d) any provision of this Agreement may be amended by an agreement in writing entered into by the applicable Borrower, the Required Lenders and the Administrative Agent if, by the terms of such agreement, (i) the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) upon the effectiveness of such amendment, each Lender not consenting to such amendment shall receive payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement. The Administrative Agent may, but shall have no obligation to, with the prior written consent of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 8.2 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. 8.3. Preservation of Rights. No omission of the Lenders, the Administrative Agent or the Issuing Banks to exercise or delay in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or Unmatured Default or the inability of a Borrower to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by, or by the Administrative Agent with the consent of, the requisite number of Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Issuing Banks and the Lenders until all of the Obligations have been paid in full. 94 [[5255548v.18]][[5727045]]

ARTICLE IX GENERAL PROVISIONS 9.1. Survival. All representations and warranties of the Borrowers contained in this Agreement shall survive the making of the Credit Extensions herein contemplated. Until all the Obligations of each Borrower (other than contingent indemnity obligations) shall have been fully paid and satisfied (or in the case of LC Exposure, cash collateralized as provided herein), all Commitments shall have terminated and all other obligations to make any further financing arrangements between each Borrower and the Lenders hereunder and under the other Loan Documents shall have been terminated, all of the rights and remedies with respect to such Borrower and its Obligations under this Agreement and the other Loan Documents shall survive. 9.2. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to either Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation. 9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents. 9.4. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Administrative Agent, each Issuing Bank and the Lenders, and between the Administrative Agent, each Issuing Bank and the Lenders on one hand, and the Borrowers individually on the other hand, and supersede all prior agreements and understandings among and between such parties, as the case may be, relating to the subject matter thereof (but do not supersede (a) any provisions of the fee letters related to the credit facilities established hereby or (b) the indemnification and reimbursement provisions of any commitment letter related to the credit facilities established hereby to the extent applicable to the Arrangers and the Initial Lenders (as such terms are defined therein) in their capacities as such, that in each case do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). 9.5. Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders and the Issuing Banks hereunder are several and not joint and no Lender or Issuing Bank shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of the Administrative Agent, any Lender or any Issuing Bank to perform any of its obligations hereunder shall not relieve the Administrative Agent, any other Lender or any Issuing Bank of any of its obligations hereunder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.1(c)), and, with respect to Sections 9.6, 9.10 and 10.11, the Arrangers, the Syndication Agents, the Documentation Agents and the Related Parties of any of the Administrative Agent, any Arranger, any Syndication Agent, any Documentation Agent, any 95 [[5255548v.18]][[5727045]] Issuing Bank and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement. 9.6. Expenses; Indemnification. (a) Subject to paragraph (c) below, the Borrowers shall reimburse the Administrative Agent and each Arranger (but not the Lenders) for any reasonable out-of-pocket costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ and paralegals’ fees (which attorneys and paralegals may be employees of the Administrative Agent or the Arrangers) and time charges of one outside legal counsel for the Administrative Agent and the Arrangers, and reasonable out-of-pocket expenses of and reasonable fees for other advisors and professionals engaged by the Administrative Agent or any Arranger) paid or incurred by the Administrative Agent or the Arrangers in connection with the investigation, preparation, negotiation, documentation, execution, delivery, syndication, distribution (including via the internet and Electronic Systems), review, amendment, modification and administration of the Loan Documents (such legal out-of-pocket expenses and fees to be limited to the fees of Cravath, Swaine & Moore LLP insofar as the arrangement, syndication, negotiation, documentation and closing of the credit facilities established hereby are concerned). Subject to paragraph (c) below, the Borrowing Subsidiary and the Company also agree to reimburse the Administrative Agent, each Arranger and, during a Default, the Issuing Banks and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ and paralegals’ fees and time charges and expenses of attorneys and paralegals for the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders, which attorneys and paralegals may be employees of the Administrative Agent, the Arrangers, the Issuing Banks or the Lenders) paid or incurred by the Administrative Agent, such Arranger, any Issuing Bank or any Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. (b) Subject to paragraph (c) below, the Borrowers hereby further agree to indemnify the Administrative Agent, each Arranger, each Issuing Bank, each Lender and their Related Parties (each such Person being referred to as an “indemnified party”) against all losses, claims, damages, penalties, judgments, liabilitiesLiabilities and related expenses (including all Liabilities and expenses or liabilities related to or resulting from any claim, litigation, investigation, arbitration or other proceeding or preparation therefor, whether commenced by the Borrowers or their Affiliates or by any third party, whether based on contract, tort or any other theory and whether or not the Administrative Agent, any Arranger, any Issuing Bank, any Lender or any of their Related Parties is a party thereto, and all attorneys’ and paralegals’ fees, time charges and expenses of attorneys and paralegals of the party seeking indemnification, which attorneys and paralegals may or may not be employees of such party seeking indemnification) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or, the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit hereunder, except to the extent that they have resulted, as determined in a final non-appealable judgment by a court of competent jurisdiction, (i) from the gross negligence, bad faith or willful misconduct of the indemnified party seeking indemnification, (ii) from the material breach by the indemnified party seeking indemnification of its agreements hereunder or under the other Loan Documents (it being agreed, however, that no such breach shall be deemed to occur as a result of 96 [[5255548v.18]][[5727045]] any reasonable assertion in good faith by any indemnified party that any condition to any of its obligations hereunder has not been satisfied) or (iii) from claims of one or more indemnified parties against another indemnified party (other than claims against the Administrative Agent (or any other designated agent), any Issuing Bank, the Swingline Lender or any Arranger in their capacities as such) and not involving any act or omission of the Borrowers or their subsidiaries or any of their respective Affiliates (or any such Person’s officers, directors, employees, advisors, agents or representatives). This paragraph shall not apply with respect to Taxes, other than Taxes that represent losses, claims, damages, etc.Liabilities or expenses arising from any non-Tax claim. (c) Each amount payable under paragraph (a) or (b) of this Section shall be an obligation of, and shall be discharged by, (i) to the extent arising out of acts, events and circumstances related to a particular Borrower, such Borrower, and (ii) otherwise, both Borrowers, with each of them being severally, but not jointly, liable for its Contribution Percentage of such amount; provided that the Company agrees that, if the Borrowing Subsidiary shall fail to pay any amount owed by it under clause (ii) of this paragraph (c) after a demand shall have been made by the Person to which such amount is owed, the Company shall promptly pay such amount (the Company hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of the Borrowing Subsidiary under this Section). (d) To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, any Arranger, the Swingline Lender or any Issuing Bank or any Related Party of any of the foregoing under paragraph (a) or (b) of this Section (and without limiting the obligation of the Borrowers to pay such amount), each Lender severally agrees to pay to the Administrative Agent, such Arranger, the Swingline Lender, such Issuing Bank or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, judgment, liability or related expense, as the case may be, wasLiabilities and related expenses were incurred by or asserted against the Administrative Agent, such Arranger, the Swingline Lender or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent, any Arranger, any Issuing Bank or the Swingline Lender in connection with such capacity. (e) The obligations of the Borrowers under this Section 9.6 shall survive the termination of this Agreement and, as to each Borrower, the Availability Termination Date of such Borrower. (f) No indemnified partyLender-Related Person shall be liable, and each Borrower agrees not to assert and hereby waives, any claim against any indemnified partyLender-Related Person, on any theory of liability, for any damagesLiabilities arising from the use by others of any information or other materials (including any personal data) distributed through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including the internet and Electronic Systems), except to the extent resulting from (i) the gross negligence, bad faith or willful misconduct of such indemnified partyLender-Related Person or (ii) the material breach by such indemnified partyLender-Related Person of its agreements 97 [[5255548v.18]][[5727045]] hereunder or under the other Loan Documents (it being agreed, however, that no such breach shall be deemed to occur as a result of any reasonable assertion in good faith by any indemnified partyLender-Related Person that any condition to any of its obligations hereunder has not been satisfied), in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. 9.7. [Reserved]. 9.8. Accounting. Except as provided to the contrary herein, all accounting terms used in the calculation of any financial covenant or test shall be interpreted and all accounting determinations hereunder in the calculation of any financial covenant or test shall be made in accordance with the Agreement Accounting Principles. If any changes in GAAP or in the application thereof are hereafter required or permitted and are adopted by either Borrower or any of its subsidiaries with the agreement of its independent registered public accounting firm and such changes result in a change in the calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the request of such Borrower, the Administrative Agent or the Required Lenders, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating such Borrower’s and its Subsidiaries’ financial condition or other applicable financial metric shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Company, the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to the Agreement Accounting Principles, as they relate solely to such change, shall mean GAAP as of the date of such amendment. Notwithstanding the foregoing, all financial statements to be delivered by any Borrower pursuant to Section 6.1 shall be prepared in accordance with GAAP in effect at such time (subject in the case of interim financial statements, to the absence of footnotes and year-end adjustments). Notwithstanding the foregoing, all accounting terms used in the calculation of any financial covenant or test shall be interpreted and all accounting determinations hereunder in the calculation of any financial covenant or test shall be made, (a) without giving effect to any election under ASC 825 or any similar or successor pronouncement or rule to value any Indebtedness at “fair value”, as defined therein, (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under ASC 470-20 or any similar or successor pronouncement or rule to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, provided that nothing in this clause (b) is intended to affect the treatment otherwise set forth herein of Hybrid Securities and Mandatorily Convertible Securities, and (c) without giving effect to any valuation of Indebtedness below its full stated principal amount as a result of the application of Accounting Standards Update 2015-03, it being agreed that Indebtedness described in this clause (c) shall at all times be valued at the full stated principal amount thereof. 9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that 98 [[5255548v.18]][[5727045]]

jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable. 9.10. Nonliability. The relationship between the Borrowers individually on the one hand and the Lenders, the Issuing Banks and the Administrative Agent on the other hand shall be solely that of borrower and lender. No provision in any Loan Document, the transactions contemplated thereby, any relationships established thereby, any communications pursuant thereto or the nature of services provided by the Lenders, any Issuing Bank, the Administrative Agent or their respective Affiliates shall create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders, any Issuing Bank, the Administrative Agent or their respective Affiliates on the one hand and the Borrowers and their subsidiaries, Affiliates or equityholders on the other hand. Each Borrower agrees that it will not assert any claim against any Lender, any Issuing Bank, the Administrative Agent or any of their respective Affiliates based on an alleged breach of fiduciary duty by such Person in connection with any Loan Document and the transactions contemplated thereby. None of the Administrative Agent, any Arranger, any Issuing Bank or any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers’ businesses or operations. The Borrowers agree that none of the Administrative Agent, any Arranger, any Issuing Bank, any Lender or any of their respective Affiliates shall have liability to the Borrowers (whether sounding in tort, contract or otherwise) for losses suffered by the Borrowers in connection with, arising out of or in any way related to the transactions contemplated and the relationship established by the Loan Documents or any act, omission or event occurring in connection therewith unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from (a) the gross negligence, bad faith or willful misconduct of the party from which recovery is sought or (b) the material breach by the party from which recovery is sought of its agreements hereunder or under the other Loan Documents (it being agreed, however, that no such breach shall be deemed to occur as a result of any reasonable assertion in good faith by the Administrative Agent, any Arranger, any Issuing Bank or any Lender that any condition to any of its obligations hereunder has not been satisfied). None of the Borrowers, the Administrative Agent, any Arranger, any Issuing Bank or any Lender-Related Person shall have any liability for, and each of the Administrative Agent, each Arranger, each Issuing Bank,Borrower and each Lender-Related Person party hereto hereby agrees not to assert and each Borrower hereby waives, releases and agrees not to sueany Liabilities against any Borrower or any Lender-Related Person, on any theory of liability, for, any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, or in connection with, arising out of or in any way related to the Loan Documents or the transactions contemplated thereby; provided that each Borrower shall be obligated as, and subject to the limitations, provided in Section 9.6 (or in any other agreement to which such Borrower is a party) to indemnify the Administrative Agent, each Arranger, each Issuing Bank, each Lender and their -Related PartiesPersons against any special, indirect, consequential or punitive damages that may be awardedasserted against them. 9.11. Confidentiality. Each Lender and each Issuing Bank agrees to hold any confidential information which it may receive from either Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Borrower, Lenders or Issuing Banks and their respective Affiliates, for use solely in connection with the transactions 99 [[5255548v.18]][[5727045]] contemplated hereby, (ii) for use solely in connection with the transactions contemplated hereby or as otherwise required by internal policies, to legal counsel, accountants, and other professional advisors to, and agents, officers and employees of, such Lender or Issuing Bank, in each case on a need to know basis and which have been informed as to the confidential nature of such information, (iii) to Governmental Authorities having jurisdiction over it or its Affiliates, (iv) to any Person as required by law, regulation, or legal process (provided that, to the extent legally permitted, such Lender or Issuing Bank shall provide each Borrower with notice of such required disclosure to permit the Borrowers to contest the necessity thereof), (v) to any Person in connection with any legal proceeding arising under or in connection with this Agreement, the Loan Documents or the transactions contemplated hereby to which such Lender or Issuing Bank is a party (provided that, to the extent legally permitted, such Lender or Issuing Bank shall provide the Borrowers with notice of such required disclosure to permit the Borrowers to contest the necessity thereof), (vi) to any assignee of or participant in, or prospective assignee of or participant in, any of its rights or obligations under this Agreement, if and to the extent such Person has been informed as to the confidential nature of such information and has agreed to treat such information in accordance with the terms of this Section 9.11, (vii) to such Lender’s or Issuing Bank’s direct or indirect contractual counterparties in swap agreements or credit insurance providers with respect to the credit facilities established hereunder, or to legal counsel, accountants and other professional advisors to any of the foregoing, in each case which have been informed as to the confidential nature of such information and have agreed to treat such information in accordance with the terms of this Section 9.11, (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to this Agreement or the Advances hereunder, (ix) with the consent of such Borrower, (x) to any other party to this Agreement, (xi) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (xii) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities established hereunder and (xiii) information that is of the type routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry, such as information identifying the Borrowers, the type, amount and maturity of the credit facility established hereby and the roles and titles of the Arrangers and agents named on the cover hereof (but excluding any confidential information relating to the Borrowers). 9.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Plans with respect to such Lender’s entrance into, 100 [[5255548v.18]][[5727045]] participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent and such Lender, in each case in consultation with the Borrowers. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that the administrative agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the administrative agent under this Agreement, any Loan Document or any documents related hereto or thereto). 101 [[5255548v.18]][[5727045]] 9.13. Nonreliance. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for herein. 9.14. Disclosure. Each Borrower, each Lender and each Issuing Bank hereby acknowledges and agrees that each Lender, each Issuing Bank and their Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrowers and their Affiliates. 9.15. Certain Notices. Each Lender and each Issuing Bank hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender or Issuing Bank to identify the Borrowers in accordance with its requirements. The Borrowers shall, promptly following a request by the Administrative Agent, any Lender or Issuing Bank, provide all documentation and other information that the Administrative Agent or such Lender or Issuing Bank reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation. 9.16. Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrowers or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Administrative Agent that (a) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (b) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws. 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. 102 [[5255548v.18]][[5727045]]

ARTICLE X THE ADMINISTRATIVE AGENT 10.1. Appointment; Nature of Relationship. JPMorgan is hereby appointed by each of the Lenders and each of the Issuing Banks as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders and the each of the Issuing Banks irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender and such Issuing Bank with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the term “agent”, herein or in any other Loan Documents, it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender or any Issuing Bank by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders and the Issuing Banks with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ and the Issuing Banks’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders or the Issuing Banks, (ii) is a “representative” of the Lenders and the Issuing Banks within the meaning of the term “secured party” as defined in the New York Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders and the Issuing Banks hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender and Issuing Bank hereby waives. 10.2. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Lenders or the Issuing Banks, or any obligation to the Lenders or the Issuing Banks to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent. Without limiting any other power granted under any Loan Document, each Lender authorizes and directs the Administrative Agent to vote all the interests of the Lenders as a single bloc based upon the direction of the Required Lenders as contemplated by any Loan Document. 10.3. General Immunity. Neither the Administrative Agent nor any of its Related Parties (it being understood that nothing in this sentence shall affect any liability of JPMorgan in its capacity as a Lender (or of any of its Related Parties in respect of such capacity)) shall be liable to the Borrowers, the Lenders or any Lender or any Issuing Bank for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final, non-appealable judgment by a court of competent jurisdiction to have arisen from (i) the gross negligence, bad faith or willful misconduct of the party from which recovery is sought or (ii) the material breach by such party of its agreements hereunder or under the other Loan Documents (it 103 [[5255548v.18]][[5727045]] being agreed, however, that no such breach shall be deemed to occur as a result of any reasonable assertion in good faith by the Administrative Agent that any condition to any of its obligations hereunder has not been satisfied). 10.4. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its Related Parties (it being understood that nothing in this sentence shall affect any responsibilities or duties hereunder of JPMorgan in its capacity as a Lender) shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any Credit Extension hereunder or the content of any certificate or other document delivered under or in connection with any Loan Document; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including any agreement by an obligor to furnish information directly to each Lender and each Issuing Bank; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrowers or any guarantor of any of the Obligations or of any of the Borrowers’ or any such guarantor’s respective subsidiaries. Except as expressly set forth in this Agreement or any other Loan Document, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from, or be responsible for any loss, cost or expense suffered on account of, any determination by the Administrative Agent that any Lender is a Defaulting Lender, or the effective date of such status, it being further understood and agreed that the Administrative Agent shall not have any obligation to determine whether any Lender is a Defaulting Lender. 10.5. Action on Instructions of Lenders. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), and such consent or request and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and each Issuing Bank. The Lenders and each Issuing Bank hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document, except discretionary actions expressly contemplated by this Agreement or any other Loan Document that the Administrative Agent is required to take as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents). The Administrative Agent shall not be required to take any action hereunder or under any other Loan Document that, in its opinion, could expose the Administrative Agent to liability or be contrary to this Agreement or any other Loan Document or applicable law, rule or regulation, and the Administrative Agent 104 [[5255548v.18]][[5727045]] shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document unless it shall first be indemnified to its satisfaction in writing by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. 10.6. Employment of Sub-Agents. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agents. 10.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and reasonably believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension or amendment of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance to the making of such Loan or the issuance, extension or amendment of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for any Borrower or an employee of the Administrative Agent), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.8. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent and its Related Parties, severally and not jointly, ratably in proportion to the their Pro Rata Shares of the Aggregate Commitment (or, if the Aggregate Commitment has been terminated, of the Aggregate Revolving Credit Exposure) (determined as of the date of any such request by the Administrative Agent), (a) for any amounts 105 [[5255548v.18]][[5727045]] not reimbursed by the Borrowers for which the Administrative Agent is entitled to reimbursement by the Borrowers under the Loan Documents in its capacity as Administrative Agent, (b) to the extent not paid by the Borrowers, for any other expenses incurred by the Administrative Agent on behalf of the Lenders or the Issuing Banks in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders or Issuing Banks) and (c) to the extent not paid by the Borrowers, for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Parties in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders or Issuing Banks), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent, (ii) any indemnification required pursuant to Section 3.5(d) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof and (iii) the Administrative Agent shall reimburse the Lenders for any amounts the Lenders have paid to the extent such amounts are subsequently recovered from the Borrowers. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations, termination and expiration of the Letters of Credit and termination of this Agreement. 10.9. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or a Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Borrowers, the Lenders and the Issuing Banks. 10.10. Rights as a Lender. In the event the Administrative Agent is a Lender or an Issuing Bank, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Credit Extensions as any Lender or any Issuing Bank and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” or “Issuing Bank” shall, at any time when the Administrative Agent is a Lender or an Issuing Bank, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with each Borrower or any of its Affiliates and without any duty to account therefor 106 [[5255548v.18]][[5727045]]

to the Lenders or the Issuing Banks. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender. 10.11. Independent Credit Decision. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any other Issuing Bank, and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any other Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Each Lender, by delivering its signature page to this Agreement, or delivering its signature page to an Assignment and Assumption or a Commitment Increase Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Restatement Effective Date. 10.12. Erroneous Payments. (a) Each Lender and each Issuing Bank hereby agrees that (i) if the Administrative Agent notifies such Lender or such Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or such Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or such Issuing Bank (whether or not known to such Lender or such Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or such Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) to the extent permitted by applicable law, such Lender or such Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or any Issuing Bank under this Section 10.12 shall be conclusive, absent manifest error. (b) Each Lender and each Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on 107 [[5255548v.18]][[5727045]] notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or such Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrowers hereby agree that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or any Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or such Issuing Bank with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations of any Borrower under this Agreement or any other Loan Document; provided that for the avoidance of doubt, immediately preceding clauses (i) and (ii) shall not apply to the extent that such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers for the purpose of making such erroneous Payment. (d) Each party’s obligations under this Section 10.12 shall survive the resignation of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or an Issuing Bank, or the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. 10.13. 10.12. Bankruptcy Event. In case of the pendency of any proceeding with respect to any Borrower under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Exposure and all other obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agents (including any claim under Sections 2.7, 2.11, 2.12, 3.1, 3.2, 3.5 and 9.6) allowed in such judicial proceeding; and 108 [[5255548v.18]][[5727045]] (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the Issuing Banks, to pay to the Administrative Agent any amount due to it, in its capacity as an Administrative Agent, under the Loan Documents (including under Section 9.6). 10.14. 10.13. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Borrowers, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, 45 days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders, with the consent of the Borrowers (which consent shall not be unreasonably withheld, conditioned or delayed, provided that such consent shall not be required in the event and continuation of a Default), shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders or consented to by the Borrowers within 30 days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Required Lenders may perform all the duties of the Administrative Agent hereunder and the Borrowers shall make all payments in respect of the Obligations to the applicable Lenders and Issuing Banks and for all other purposes shall deal directly with the Lenders and Issuing Banks. If the Administrative Agent has resigned and, at such time, holds cash collateral under this Agreement, the Administrative Agent shall continue to hold such cash collateral for the benefit of the Lenders and the applicable Issuing Banks until a successor Administrative Agent has been appointed. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Unless otherwise agreed by the Company, any such successor Administrative Agent shall be a Lender or, if no Lender will accept such appointment, a commercial bank having capital and retained earnings of at least $1,000,000,000 (or such lower amount as shall be acceptable to the Company). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of the Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of the Administrative Agent, the provisions of this Article X and Sections 3.1, 3.5 and 9.6, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Administrative Agent hereunder and under the other Loan 109 [[5255548v.18]][[5727045]] Documents and in respect of any cash collateral held by the Administrative Agent as described above. 10.15. 10.14. Administrative Agent and Arrangers Fees. Each Borrower severally and not jointly agrees to pay to the Administrative Agent and each Arranger, for their respective accounts, the agent and arrangers fees separately agreed to by such Borrower, the Administrative Agent and such Arranger pursuant to and in accordance with those certain fee letters dated as of November 9, 2019 and as otherwise mutually agreed to in writing from time to time. 10.16. 10.15. Delegation to Affiliates. The Borrowers, the Lenders and the Issuing Banks agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates (it being agreed that the Administrative Agent will remain responsible for the performance of all such duties). Any such Affiliate (and such Affiliate’s Related Parties) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X. 10.17. 10.16. Joint Arrangers, Joint Bookrunners, Syndication Agents and Documentation Agents. The Persons identified in this Agreement as “Joint Arrangers”, “Joint Bookrunners”, “Syndication Agents” and “Documentation Agents”, in such capacities, shall have no obligation, liability, responsibility or duty under this Agreement, but shall have the benefit of the indemnification, reimbursement, waiver and other protective provisions to which they are expressed to be entitled under this Agreement. Without limiting the foregoing, such Persons, in such capacities, shall not have or be deemed to have a fiduciary relationship with any other Person. Each Lender hereby makes the same acknowledgements with respect to such Persons as it makes with respect to the Administrative Agent in Section 10.11. ARTICLE XI SETOFF; RATABLE PAYMENTS 11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders or the Issuing Banks under applicable law, if any Borrower becomes insolvent or any payment Default pursuant to Section 7.2 occurs with respect to a Borrower, or any other Default with respect to a Borrower shall occur and be continuing and the Required Lenders shall have terminated any Commitments as to such Borrower or accelerated the maturity of any Loans to such Borrower, then any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender or any Issuing Bank to or for the credit or account of such Borrower may be offset and applied toward the payment of the Obligations owing by such Borrower to such Lender or such Issuing Bank, whether or not the Obligations, or any part thereof, shall then be due. Promptly upon the exercise of its right of setoff hereunder, each Lender and Issuing Bank shall deliver written notice thereof to the Administrative Agent and the Administrative Agent shall make such notice available to the other Lenders and Issuing Banks. 110 [[5255548v.18]][[5727045]]

11.2. Ratable Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section shall not be construed to apply to any payment made by either Borrower pursuant to and in accordance with the express terms of this Agreement or any other Loan Document or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to either Borrower or any subsidiary or any other Affiliate of any of the foregoing (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS 12.1. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, each Lender and each Issuing Bank (and any attempted assignment or transfer by either Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. (b) Assignments. (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Lenders, Affiliates of Lenders, Approved Funds or other Persons, other than, in each case, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender, a Borrower or a subsidiary or 111 [[5255548v.18]][[5727045]] other Affiliate of a Borrower (any such permitted assignee being called an “Eligible Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that it would not be unreasonable for a Borrower to withhold consent to an assignment of all or a portion of a Lender’s rights and obligations under this Agreement to a Person that is not engaged in making commercial revolving loans and similar extensions of credit in the ordinary course of its business) of: (A) each Borrower; provided that no consent of the Borrowers shall be required (1) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund and (2) if a Default has occurred and is continuing, for any other assignment; provided further, that each Borrower will be deemed to have consented to an assignment if it does not respond to a written request for a consent thereto within 10 Business Days after actual receipt of such request; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to a Lender or an Affiliate of a Lender; (C) in the case of an assignment of a Commitment or any Swingline Exposure, the Swingline Lender; and (D) in the case of an assignment of a Commitment or any LC Exposure, each Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrowers shall be required if a Default has occurred and is continuing; provided further, that each Borrower will be deemed to have consented to an assignment if it does not respond to a written request for a consent thereto within 10 Business Days after actual receipt of such request; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; 112 [[5255548v.18]][[5727045]] (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, state and foreign securities laws. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Article III and Section 9.6). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.1 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such Lender’s rights or obligations as provided in Section 12.1(c). (iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by either Borrower and, as to entries pertaining to it, any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice. The Register is intended to cause the Commitments, Loans, Letters of Credit or other obligations to be in registered form within the meaning of Sections 163(f), 871(h)(2), and 881(c)(2) of the Code and Sections 5f.103-1(c) and 1.871-14(c) of the United States Treasury Regulations. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative 113 [[5255548v.18]][[5727045]] Questionnaire and any tax forms required by Section 3.5(e) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section and any written consent to such assignment required by this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee. (c) Participations. (i) Any Lender may, without the consent of either Borrower, the Administrative Agent, the Swingline Lender or any Issuing Bank, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 8.2 that affects such Participant or requires the approval of all of the Lenders or all of the affected Lenders. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Article III to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.1 as though it were a Lender; provided such Participant agrees to be subject to Section 11.2 as though it were a Lender. (ii) A Participant shall not be entitled to receive any greater payment under Section 3.1, 3.2 or 3.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 3.5 unless each Borrower is notified of 114 [[5255548v.18]][[5727045]]

the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.5 as though it were a Lender. (iii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under any Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of any Loan Document notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall have no responsibility for maintaining a Participant Register. The Participant Register is intended to cause the applicable Commitment, Loan, Letter of Credit or other obligation to be in registered form within the meaning of Sections 163(f), 871(h)(2), and 881(c)(2) of the Code and Sections 5f.103-1(c) and 1.871-14(c) of the United States Treasury Regulations. (d) Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. ARTICLE XIII NOTICES 13.1. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows: 115 [[5255548v.18]][[5727045]] (i) if to either Borrower, to it in care of Ameren Corporation, 1901 Chouteau Avenue, St. Louis, MO 63103, Attention of Darryl Sagel, Vice President and Treasurer (Facsimile No. (314) 554-6328, email dsagel@ameren.com); (ii) if to the Administrative Agent or to JPMorgan, in its capacity as the Swingline Lender, to JPMorgan Chase Bank N.A., 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE 19713, Attention of Loan & Agency Services Group (Telephone No. (302) 634-5308634-1072, email: heather.robaszkiewicz@jpmorganchristopher.bickert@chase.com), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 248181 Communications Pkwy, Building B, 6th Floor, New York, NY 10179Plano, TX 75024, Attention of Brad AlvarezLadi Oluwole (Telephone No. (212972) 270-9618324-2605, email: bradley.alvarezladi.oluwole@jpmorgan.com); (iii) if to JPMorgan, in its capacity as an Issuing Bank, JPMorgan Chase Bank N.A., 10420 Highland Manor Drive, 4th Floor, Tampa, FL 33610, Attention of Standby LC Unit (Telephone No. (800) 364-1969, Facsimile No. (856) 294-5267, email: gts.ib.standby@jpmchase.com), with a copy to JPMorgan Chase Bank N.A., 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE 19713, Attention of Loan & Agency Services Group (Telephone No. (302) 634-5308634-1072, email: heather.robaszkiewicz@jpmorganchristopher.bickert@chase.com); and (iv) if to any other Lender or Issuing Bank, to it at its address (or facsimiletelephone number or email) set forth in its Administrative Questionnaire. (b) Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications (includingin addition to email) or using Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication or using Electronic Systems. The Administrative Agent or either Borrower may, in its discretion and in addition to email, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Any party hereto may change its address (or facsimiletelephone number or email) for notices and other communications hereunder by notice to the other parties hereto. (d) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt 116 [[5255548v.18]][[5727045]] requested” function, as available, return email or other written acknowledgement) and (ii) notices or communications posted to an Electronic System shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (e) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, Syndtrak, ClearPar or any other Electronic System. Any Electronic System is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of any Electronic System and the Administrative Agent expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties have any liabilityLiability to either Borrower, any Lender, any Issuing Bank or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Communications through an Electronic System, except to the extent of direct or actual damages (and not any special, indirect, consequential or punitive damages) that are determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent. ARTICLE XIV COUNTERPARTS AND ELECTRONIC EXECUTION 14.1. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Administrative Agent, the Swingline Lender, the Issuing Banks and the Lenders and the Administrative Agent shall have received executed counterparts hereof from each such Person. 14.2. Electronic Execution. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission, any other Loan Document and/or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 13.1), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic 117 [[5255548v.18]][[5727045]] Signature transmitted by emailed .pdf or any other electronic transmissionmeans shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or, any other Loan Document and the transactions contemplated hereby/or any Ancillary Document shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signaturesElectronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders and the Issuing Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of each Borrower without further verification thereof and (b) upon the request of the Administrative Agent or any Lender or any Issuing Bank, any Electronic Signature shall be reasonably promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Borrowers, the Administrative Agent, the Lenders and the Issuing Banks, Electronic Signatures transmitted by emailed .pdf or any other electronic means and/or any electronic images of this Agreement or, any other Loan Document (in each case, including with respect to any signature pages thereto)and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, and (ii) agrees that the Administrative Agent and each of the Lenders and the Issuing Banks may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of thethis Agreement, any other Loan DocumentsDocument and/or any Ancillary Document based solely on the lack of paper original copies of anythis Agreement, such other Loan DocumentsDocument and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s, any Lender’s and/or any Issuing Bank’s reliance on or use of Electronic Signatures and/or transmissions by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure 118 [[5255548v.18]][[5727045]]

of the Borrowers to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; BAIL-IN 15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK. 15.2. CONSENT TO JURISDICTION. EACH BORROWER, EACH LENDER, EACH ISSUING BANK AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, AND EACH SUCH PERSON HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ISSUING BANK TO BRING PROCEEDINGS AGAINST EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY EITHER BORROWER AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN A COURT IN THE CITY AND COUNTY OF NEW YORK. EACH BORROWER, EACH LENDER, EACH ISSUING BANK AND THE ADMINISTRATIVE AGENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES TO IT IN SECTION 13.1. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. 15.3. WAIVER OF JURY TRIAL. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY 119 [[5255548v.18]][[5727045]] WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER. 15.4. Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEAAffected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEAthe applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEAthe applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEAAffected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEAAffected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEAthe applicable Resolution Authority. [Signature Pages Follow] 120 [[5255548v.18]][[5727045]] [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] AMEREN ILLINOIS COMPANY, by IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written. Name: by Name: Title: Title: AMEREN CORPORATION, [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] Name: by Title: JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and an Issuing Bank,

[Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] by LENDER: Name: by Name: Title: Title: For Lenders requiring a second signature line. [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] $52,608,695.65 Wells Fargo Bank, National Association PNC Bank, National Association $62,173,913.04 $52,608,695.65 Barclays Bank PLC Royal Bank of Canada Commitment $52,608,695.65 BNP Paribas $62,173,913.04 Sumitomo Mitsui Banking Corporation $52,608,695.65 $52,608,695.65 COMMITMENT SCHEDULE Truist Bank $52,608,695.65 Fifth Third Bank, National Association TD Bank, N.A. $52,608,695.65 $52,608,695.65 MUFG Bank, Ltd. The Bank of New York Mellon $52,608,695.65 Goldman Sachs Bank USA $62,173,913.04 U.S. Bank National Association $52,608,695.65 $52,608,695.65 JPMorgan Chase Bank, N.A. CoBank, ACB $43,043,478.27 KeyBank National Association National Cooperative Services Corporation $52,608,695.65 $23,913,043.49 Bank of America, N.A. The Northern Trust Company $62,173,913.04 $23,913,043.49 Mizuho Bank, Ltd. $62,173,913.04 Commerce Bank $52,608,695.65 $14,347,826.10 Lender Total: $1,100,000,000.00 Morgan Stanley Bank, N.A. [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] TPTS-281097 Current Amount Ameren Illinois Company GTY Issue Number Bank of America, N.A. Account Party $500,000.00 $500,000.00 BOA 68145617 Ameren Corporation Issuing Bank Ameren Illinois Company JPMorgan Chase Bank, N.A. Bank of America, N.A. EXISTING LETTERS OF CREDIT SCHEDULE $500,000.00 $3,661,295.00 $500,000.00 Original Amount BOA 68169730 $1,360,813.00 [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] $20,000,000.00 LC COMMITMENT SCHEDULE MUFG Bank, Ltd. $20,000,000.00 JPMorgan Chase Bank, N.A. Bank of America, N.A. $20,000,000.00 $20,000,000.00 Issuing Bank Wells Fargo Bank, National Association $20,000,000.00 Barclays Bank PLC LC Commitment

[Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] Level I Status Level VI Status ABR Spread 0.000% 0.000% Level II Status 0.000% LIBOR Spread/LC Participation Fee 0.075% 0.275% 0.800% 0.475% Level III Status 0.900% Facility Fee PRICING SCHEDULEA pplicable Margin or Fee 0.075% 1.000% 0.100% Level IV Status 0.125% 1.075% 0.175% 0.225% 1.275% 0.275% Level V Status The Applicable Margin shall be determined in accordance with the foregoing table based on the applicable Borrower’s Status as determined from its then-current Moody’s Rating and S&P Rating. The Applicable Fee Rate shall be determined with respect to Facility Fees and LC Participation Fees of each Borrower in accordance with the foregoing table based on such Borrower’s Status as determined from its then-current Moody’s Rating and S&P Rating. The Rating in effect on any date for the purposes of this Pricing Schedule is that in effect at the close of business on such date; provided that no upgrade in Ratings shall take effect prior to the receipt by the Administrative Agent of notice thereof from either Borrower. If the applicable Borrower is split-rated, then (a) if the Ratings differential is one level, each rating agency will be deemed to have a Rating corresponding to the higher level and (b) if the Ratings differential is two levels or more, then each rating agency will be deemed to have a Rating corresponding to the level one level below the higher Rating. For purposes of the foregoing, a rating agency that shall not have a Rating in effect shall be deemed to have a Rating below Baa2 or BBB, as the case may be. “Level I Status” exists at any date if, on such date, the applicable Borrower’s Moody’s Rating is A1 or better and the applicable Borrower’s S&P Rating is A+ or better. “Level II Status” exists at any date if, on such date, (i) the applicable Borrower has not qualified for Level I Status and (ii) the applicable Borrower’s Moody’s Rating is A2 or better and the applicable Borrower’s S&P Rating is A or better. “Level III Status” exists at any date if, on such date, (i) the applicable Borrower has not qualified for Level I Status or Level II Status and (ii) the applicable Borrower’s Moody’s Rating is A3 or better and the applicable Borrower’s S&P Rating is A- or better. “Level IV Status” exists at any date if, on such date, (i) the applicable Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the applicable Borrower’s Moody’s Rating is Baa1 or better and the applicable Borrower’s S&P Rating is BBB+ or better. “Level V Status” exists at any date if, on such date, (i) the applicable Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the 1.475% applicable Borrower’s Moody’s Rating is Baa2 or better and the applicable Borrower’s S&P Rating is BBB or better. “Level VI Status” exists at any date if, on such date, the applicable Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status. “Status” means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, or Level VI Status. “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Moody’s Rating” means at any time, with respect to either Borrower, the public rating issued by Moody’s as then in effect with respect to such Borrower’s senior unsecured long-term debt securities without any credit enhancement or, if no such rating is then in effect, such Borrower’s issuer rating then in effect issued by Moody’s. “Rating” means a Moody’s Rating or an S&P Rating. “Status” means Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, or Level VI Status. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business. “S&P Rating” means, at any time with respect to either Borrower, the public rating issued by S&P as then in effect with respect to such Borrower’s senior unsecured long-term debt securities without any credit enhancement or, if no such rating is then in effect, such Borrower’s corporate credit rating then in effect issued by S&P. “Rating” means a Moody’s Rating or an S&P Rating. [Signature Page to Ameren Illinois Credit Agreement][[5727045]] [[5255548v.18]] EXHIBIT B B-1 [[5736935]] [FORM OF] BORROWING NOTICE JPMorgan Chase Bank, N.A., as Administrative Agent [and Swingline Lender]1 500 Stanton Christiana Road, NCC5 / 1st Floor Newark, DE 19713- Attention: Loan & Agency Services Group Email: heather.robaszkiewicz@jpmorgan.com [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of December 9, 2019 (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ameren Corporation (the “Company”), Ameren Illinois Company (the “Borrowing Subsidiary” and, together with the Company, the “Borrowers”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Borrowing Notice pursuant to Section [2.9][2.3] of the Credit Agreement and the undersigned Borrower hereby irrevocably requests a [Revolving Advance] [Swingline Loan] (the “Proposed Borrowing”) under the Credit Agreement and specifies the following information with respect to the Proposed Borrowing: (A) Name of Borrower: _____________________________________ (D) Date of Proposed Borrowing (which is a Business Day):_________ (C) Amount of Proposed Borrowing:2 __________________________ (E) Type of Proposed Borrowing:3 _____________________________ (F) Interest Period and the last day thereof:4_____________________ 1 To be inserted in the case of a Borrowing Notice for a Swingline Loan. 2 Must comply with Section 2.7 of the Credit Agreement. 3 Specify ABR Advance or LIBOR Advance, in the case of Revolving Advances, and ABR Advance, in the case of Swingline Loans. 4 Applicable to LIBOR Advances only. Shall be subject to the definition of “Interest Period” and can be a period of one, three or six months (or such other period as each Lender shall have agreed). No Interest Period in respect of an Advance to either Borrower may end after the then effective Availability Termination Date for such Borrower. B-2 [[5736935]] (G) [Location and number of the applicable Borrower’s account to which proceeds of the requested Proposed Borrowing are to be disbursed: [NAME OF BANK] (Account No.: ______________)] (H) [Issuing Bank to which proceeds of the requested Proposed Borrowing are to be disbursed:___________________________]5 Very truly yours, [AMEREN CORPORATION][AMEREN ILLINOIS COMPANY], by Name: Title: 5 Specify only in the case of an ABR Advance or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.4(e) of the Credit Agreement.

EXHIBIT C C-1 [[5736935]] [FORM OF] CONVERSION/CONTINUATION NOTICE JPMorgan Chase Bank, N.A., as Administrative Agent 500 Stanton Christiana Road, NCC5 / 1st Floor Newark, DE 19713- Attention: Loan & Agency Services Group Email: heather.robaszkiewicz@jpmorgan.com [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of December 9, 2019 (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ameren Corporation (the “Company”), Ameren Illinois Company (the “Borrowing Subsidiary” and, together with the Company, the “Borrowers”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement. This notice constitutes a Conversion/Continuation Notice and pursuant to Section 2.10 of the Credit Agreement, the undersigned Borrower hereby irrevocably notifies the Administrative Agent that it requests a [conversion][continuation] of a Revolving Advance under the Credit Agreement and in connection therewith specifies the following information with respect to the conversion or continuation requested hereby: 1. Requested date (which shall be a Business Day) of such conversion or continuation: _______________________________________________ 2. Aggregate amount and Type of the Revolving Advance to be converted or continued6: ____________________________________________ 6 If a LIBOR Advance, specify last day of current Interest Period. C-2 [[5736935]] 3. Amount and Type of each Revolving Advance resulting from such conversion/continuation7: ______________________________________________ 4. Interest Period of each LIBOR Advance resulting from such conversion/continuation (if applicable)8: ____________________________________________ [AMEREN CORPORATION][AMEREN ILLINOIS COMPANY], by Name: Title: 7 If different options are being elected with respect to different portions of the existing Revolving Advance, indicate the portions thereof to be allocated to each resulting Revolving Advance. 8 Shall be subject to the definition of “Interest Period” and can be a period of one, three or six months (or such other period as each Lender shall have agreed). No Interest Period in respect of an Advance to either Borrower may end after the then effective Availability Termination Date for such Borrower. . [[5738317]] SCHEDULE 1 LIENS (see Section 6.11(e)) None. [[5738317]] SCHEDULE 2 RESTRICTIVE AGREEMENTS (see Section 6.12) Ameren Illinois Company Ameren Illinois Company Restated Articles of Incorporation: Dividend Restriction. So long as any shares of the Cumulative Preferred Stock are outstanding, Ameren Illinois Company shall not pay any dividends on its Common Stock (other than dividends payable in Common Stock) or make any distribution on or purchase or otherwise acquire for value any of its Common Stock (each such payment, distribution, purchase and/or acquisition being referred to in this paragraph as a “common stock dividend”), except to the extent permitted by the following provisions of this paragraph: (a) No common stock dividend shall be declared or paid in an amount which, together with all other common stock dividends declared in the year ending on (and including) the date of the declaration of such common stock dividend, would in the aggregate exceed 50% of the net income of Ameren Illinois Company available for dividends on its Common Stock for the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividend, if at the end of such calendar month the ratio (referred to in this paragraph as the “capitalization ratio”) of the Common Stock Equity (as hereinafter defined) of Ameren Illinois Company, to the total capital (as hereinafter defined) of Ameren Illinois Company shall be less than 20%. (b) If such capitalization ratio, determined as aforesaid, shall be 20% or more, but less than 25%, no common stock dividend shall be declared or paid in an amount which, together with all other common, stock dividends declared in the year ending on (and including) the date of the declaration of such common stock dividend, would exceed 75% of the net income of Ameren Illinois Company available for dividends on its Common Stock for the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividend. (c) If such capitalization ratio, determined as aforesaid, shall be in excess of 25%, no common stock dividend shall be declared or paid which would reduce such capitalization ratio to less than 25% except to the extent permitted by the next preceding clauses (a) and (b) hereof. “Common Stock Equity,” as that term is used in this paragraph shall consist of the sum of (1) the capital represented by the issued and outstanding shares of Common Stock (including premiums on Common Stock) and (2) the surplus accounts of Ameren Illinois Company, less (i) any excess of the value, as recorded on Ameren Illinois Company’s

[[5738317]] books, over the original cost, as determined or approved by the regulatory commission having jurisdiction thereof, of used and useful electric and gas utility plant and property, unless (a) such excess is being amortized or provided for by reserves, or (b) such excess has been held, by final order of a court having jurisdiction or of the regulatory bodies having jurisdiction, to constitute an asset which need not be amortized or provided for by reserves, and (ii) any amount by which the aggregate amount payable, on the involuntary dissolution, liquidation or winding up of Ameren Illinois Company, in respect of all outstanding shares of stock of Ameren Illinois Company having a preference as to dividends over the Common Stock exceeds the aggregate par or stated value of such outstanding shares, unless such excess is being amortized, or provided for by reserves, and (iii) any items such as debt discount, premium and expense, capital stock discount and expense and similar items, classified as assets on the balance sheet of Ameren Illinois Company, unless such items are being amortized, or provided for by reserves or unless and to the extent that such items are not required to be written off or amortized by the uniform systems of accounts applicable thereto prescribed by the regulatory bodies having jurisdiction. The “total capital of Ameren Illinois Company” shall consist of the sum of (i) the principal amount of all outstanding indebtedness of Ameren Illinois Company maturing one year or more after the date of the issue thereof and (ii) the par or stated value of all outstanding capital stock (which shall include premiums on capital stock) of all classes of Ameren Illinois Company, and (iii) all surplus accounts of Ameren Illinois Company. The “net income of Ameren Illinois Company available for dividends on its Common Stock” for any period shall be determined by deducting from the sum of the operating revenues and income from investments and other miscellaneous income for such period, all operating expenses for such period, including maintenance and provision for depreciation as recorded on the books of Ameren Illinois Company (but not less than an amount equal to 15% of the gross operating revenues of Ameren Illinois Company less the cost of electric energy and gas purchased for resale, during such period), income and excess profits and other taxes, all proper accruals, interest charges, amortization charges, other proper income deductions and an amount equal to the dividend requirements for such period on all outstanding shares of stock of Ameren Illinois Company having a preference as to dividends over the Common Stock, all as shall be determined in accordance with such systems of accounts as may be prescribed by regulatory authorities having jurisdiction in the premises or, in the absence thereof, in accordance with sound accounting practices. All indebtedness and capital stock of Ameren Illinois Company owned by Ameren Illinois Company shall be excluded in determining total capital. Purchases or other acquisitions of Common Stock shall be deemed, for the purposes of this paragraph, to constitute a common stock dividend declared as of the date on which such purchases or acquisitions are consummated. [[5738317]] SCHEDULE 3 CONTINGENT OBLIGATIONS (See Section 5.4) None. [[5738317]] SCHEDULE 4 DISCLOSED MATTERS (See Section 1.1) None.